FINANCIAL STATEMENTS – STATUTORY BASIS

AND SUPPLEMENTARY INFORMATION

Transamerica Life Insurance Company

Years Ended December 31, 2024, 2023 and 2022

Transamerica Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2024, 2023 and 2022

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

Opinion

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company), which comprise the balance sheet as of December 31, 2024, and the related statements of operations, changes in capital and surplus and cash flows for the year then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024, and the results of its operations and its cash flows for the year then ended, on the basis of accounting described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2024, or the results of its operations or its cash flows for the year then ended.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Report of Other Auditors on 2023 and 2022 Financial Statements

The statutory-basis financial statements of the Company for the years ended December 31, 2023 and 2022, were audited by another auditor who expressed an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Iowa Insurance Division on those statements on April 11, 2024.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Report of Independent Auditors

To the Board of Directors of Transamerica Life Insurance Company

Opinions

We have audited the accompanying statutory basis financial statements of Transamerica Life Insurance Company (the “Company”), which comprise the balance sheets – statutory basis as of December 31, 2023 and 2022, and the related statements of operations - statutory basis, of changes in capital and surplus - statutory basis, and of cash flow - statutory basis for each of the three years in the period ended December 31, 2023, including the related notes and summary of investments - other than investments in related parties at December 31, 2023, supplementary insurance information at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021, and reinsurance at December 31, 2023 and 2022 and for the years ended December 31, 2023, 2022 and 2021 listed in the accompanying index (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2023 and 2022 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2023, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2023 and 2022, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2023.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, One North Wacker, Chicago, IL 60606

T: (312) 298 2000, www.pwc.com/us

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

April 11, 2024

Transamerica Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Millions)

	December 31
	2024	2023
Admitted assets
Cash, cash equivalents and short-term investments	$1,844	$3,305
Bonds	49,516	46,351
Preferred stocks	44	59
Common stocks	3,447	3,877
Mortgage loans on real estate	8,885	9,409
Real estate	39	41
Policy loans	2,239	2,109
Securities lending reinvested collateral assets	1,667	2,292
Derivatives	399	1,143
Receivable for derivative cash collateral	466	361
Other invested assets	3,277	3,395

Total cash and invested assets	71,823	72,342

Accrued investment income	653	626
Premiums deferred and uncollected	70	151
Net deferred income tax asset	773	772
Variable annuity reserve hedge offset deferral	883	445
Other assets	1,411	1,649
Separate account assets	103,494	98,852

Total admitted assets	$179,107	$174,837

Liabilities and capital and surplus
Aggregate reserves for policies and contracts	$53,684	$52,496
Policy and contract claim reserves	1,048	983
Liability for deposit-type contracts	693	717
Other policyholders’ funds	47	46
Transfers from separate accounts due or accrued	(254)	(421)
Funds held under reinsurance treaties	7,046	7,480
Asset valuation reserve	1,347	1,302
Derivatives	1,481	1,214
Payable for collateral under securities loaned and other transactions	1,764	3,098
Borrowed money	1,500	1,738
Other liabilities	1,332	1,414
Separate account liabilities	103,494	98,852

Total liabilities	173,182	168,919

Total capital and surplus	5,925	5,918

Total liabilities and capital and surplus	$179,107	$174,837

See accompanying notes.

Transamerica Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022
Revenues
Premiums and other considerations	$18,684	$9,516	$19,813
Net investment income	3,683	3,597	3,297
Commissions and expense allowances on reinsurance ceded	428	329	1,075
Reserve adjustment on reinsurance ceded	(133)	(139)	(147)
Consideration received on reinsurance recapture and novations	243	140	210
Fee revenue and other income	1,804	2,119	1,982

Total revenue	24,709	15,562	26,230

Benefits and expenses
Death benefits	2,713	2,433	2,650
Annuity benefits	1,485	1,466	1,552
Accident and health benefits	1,104	1,046	1,021
Surrender benefits	18,829	14,692	20,498
Other benefits	282	257	244
Net increase (decrease) in reserves	1,218	(5,482)	6,563
Commissions	1,442	1,343	1,688
Taxes, licenses and fees	176	163	153
Funds withheld ceded investment income	180	95	98
Net transfers to (from) separate accounts	(6,163)	(4,801)	(10,952)
IMR adjustment due to reinsurance	—	248	(432)
General insurance expenses and other	1,143	1,291	1,198

Total benefits and expenses	22,409	12,751	24,281

Gain (loss) from operations before dividends and federal income taxes	2,300	2,811	1,949
Dividends to policyholders	8	8	10

Gain (loss) from operations before federal income taxes	2,292	2,803	1,939
Federal income tax (benefit) expense	(59)	75	(80)

Net gain (loss) from operations	2,351	2,728	2,019
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	(1,439)	(1,999)	(4,211)

Net income (loss)	$912	$729	$(2,192)

See accompanying notes.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2022	$7	$4,565	$(250)	$2,955	$7,277
Net income (loss)	—	—	—	(2,192)	(2,192)
Change in net unrealized capital gains/losses, net of taxes	—	—	630	384	1,014
Change in net deferred income tax asset	—	—	—	702	702
Change in nonadmitted assets	—	—	—	(834)	(834)
Change in reserve on account of change valuation basis	—	—	—	641	641
Change in asset valuation reserve	—	—	—	139	139
Change in surplus as a result of reinsurance	—	—	—	(871)	(871)
Capital contribution	—	100	—	—	100
Dividends to stockholders	—	—	—	(425)	(425)
Other changes - net	—	(1)	—	113	112

Balance at December 31, 2022	$7	$4,664	$380	$612	$5,663
Net income (loss)	—	—	—	729	729
Change in net unrealized capital gains/losses, net of taxes	—	—	136	1,148	1,284
Change in net deferred income tax asset	—	—	—	149	149
Change in nonadmitted assets	—	—	—	(417)	(417)
Change in asset valuation reserve	—	—	—	(191)	(191)
Change in surplus as a result of reinsurance	—	—	—	(435)	(435)
Dividends to stockholders	—	—	—	(858)	(858)
Other changes - net	—	8	—	(14)	(6)

Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918

Continued on next page.

Transamerica Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Millions)

	Common Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2023	$7	$4,672	$516	$723	$5,918
Net income (loss)	—	—	—	912	912
Change in net unrealized capital gains/losses, net of taxes	—	—	527	(681)	(154)
Change in net deferred income tax asset	—	—	—	(5)	(5)
Change in nonadmitted assets	—	—	—	17	17
Change in asset valuation reserve	—	—	—	(45)	(45)
Change in surplus as a result of reinsurance	—	—	—	(257)	(257)
Dividends to stockholders	—	—	—	(415)	(415)
Other changes - net	—	(11)	—	(35)	(46)

Balance at December 31, 2024	$7	$4,661	$1,043	$214	$5,925

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
	2024	2023	2022
Operating activities
Premiums and annuity considerations	$18,782	$13,933	$14,606
Net investment income	3,599	3,580	3,146
Other income	2,158	1,940	2,251
Benefit and loss related payments	(24,412)	(19,702)	(26,105)
Net transfers from separate accounts	6,094	4,842	11,122
Commissions and operating expenses	(2,968)	(2,787)	(2,771)
Dividends paid to policyholders	(5)	(5)	(6)
Federal income taxes (paid) received	51	18	204

Net cash provided by (used in) operating activities	$3,299	$1,819	$2,447

Investing activities
Proceeds from investments sold, matured or repaid	$6,719	$8,889	$10,356
Costs of investments acquired	(9,363)	(8,332)	(10,957)
Net change in policy loans	(131)	(81)	(35)

Net cash provided by (used in) investing activities	$(2,775)	$476	$(636)

Financing and miscellaneous activities
Capital and paid in surplus received (returned)	$(16)	$6	$101
Dividends to stockholders	(415)	(858)	(425)
Net deposits (withdrawals) on deposit-type contracts	(32)	(45)	(67)
Net change in borrowed money	(236)	(1,354)	(777)
Net change in funds held under reinsurance treaties	(433)	43	41
Net change in payable for collateral under securities lending and other transactions	(1,335)	828	(42)
Other cash (applied) provided	482	(30)	(348)

Net cash provided by (used in) financing and miscellaneous activities	$(1,985)	$(1,410)	$(1,517)

Net increase (decrease) in cash, cash equivalents and short-term investments	(1,461)	885	294
Cash, cash equivalents and short-term investments:
Beginning of year	3,305	2,420	2,126

End of year	$1,844	$3,305	$2,420

See accompanying notes.

Transamerica Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Millions)

	Year Ended December 31
Supplemental disclosures of cash flow information	2024	2023	2022
Non-cash activities during the year not included in the Statutory Statements of Cash Flows:
Receipt of bonds, other invested assets and interest related to affiliated reinsurance treaty	$—	$792	$4,706
Increase of funds withheld related to affiliated reinsurance agreement	—	(4,394)	—
Release of funds withheld related to affiliated reinsurance recaptures	—	—	42
Release of reinsurance payable related to affiliate reinsurance recapture	—	—	22

See accompanying notes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Years Ended December 31, 2024, 2023 and 2022

1. Organization and Nature of Business

Transamerica Life Insurance Company (the Company) is a stock life insurance company domiciled in the State of Iowa, and is owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

Nature of Business

The Company sells individual life insurance, including indexed universal life, whole life, term life, and final expense whole life. It also sells variable and registered index-linked annuities. In addition, the Company offers supplemental health insurance, group life insurance, group annuity contracts and stable value solutions. The Company is licensed in 49 states and the District of Columbia, Guam, Puerto Rico, and US Virgin Islands. Sales of the Company’s products are primarily through a network of independent agents and broker-dealers, affiliated agencies, and financial institutions.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division (IID), which differ from accounting principles generally accepted in the United States of America (GAAP).

The IID recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The Commissioner of Insurance has the right to permit specific practices that deviate from prescribed practices.

The following is a summary of the accounting practices permitted and prescribed by the IID and reflected in the Company’s financial statements which differs from NAIC SAP:

The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to credit for reinsurance. As prescribed by Iowa Administrative Code 191-5.33 (10)(d), the Commissioner has deemed the book value of assets held in a comfort trust as acceptable security for purposes of taking reserve credit for liabilities ceded to an unauthorized reinsurer while it seeks reciprocal jurisdiction status. Under Statement of Statutory Accounting Principles (SSAP) No. 61, Life, Deposit-Type and Accident and Health Reinsurance, the market value of trust assets is considered allowable security. Reciprocal jurisdiction status was granted in 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The State of Iowa has adopted prescribed accounting practices that differ from the NAIC SAP related to the reported value of certain assets supporting the Company’s guaranteed and registered index-linked annuity (RILA) separate accounts. As prescribed by Iowa Administrative Code 508A.1.4, the Company is entitled to generally value these assets at amortized cost, whereas the assets would be required to be reported at fair value under Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts, of the NAIC SAP. There are no impacts to the Company’s income or surplus as a result of utilizing these prescribed practices.

Pursuant to Iowa Administrative Code 521A.5(1)c, the State of Iowa has allowed a permitted accounting practice that differs from that found in NAIC SAP related to the valuation of a foreign insurance subsidiary, controlled and affiliated (SCA) entity. With the explicit permission of the IID, the Company values Transamerica Life (Bermuda) Ltd. (TLB), a foreign SCA, in accordance with SSAP No. 97, Subsidiary, Controlled and Affiliated Entities, paragraph 8.b.i, as a U.S. insurance SCA entity at its underlying audited U.S. statutory equity. Absent this permitted practice, TLB would be valued in accordance with SSAP No. 97, paragraph 8.b.iv, as a foreign insurance SCA at its audited foreign statutory basis financial statements with certain adjustments.

A reconciliation of the Company’s net income (loss) and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

	SSAP #	F/S Page	F/S Line	2024	2023	2022

Net income (loss), State of Iowa basis	XXX	XXX	XXX	$912	$729	$(2,192)
State prescribed practices that are an increase(decrease) from NAIC SAP:
None				—	—	—
State permitted practices that are an increase(decrease) from NAIC SAP:
None				—	—	—

Net income (loss), NAIC SAP	XXX	XXX	XXX	$912	$729	$(2,192)

Statutory surplus, state of Iowa basis	XXX	XXX	XXX	$5,925	$5,918	$5,663
State prescribed practices that are an increase(decrease) from NAIC SAP:
Comfort trust	61	3	1	—	—	263
State permitted practices that are an increase(decrease) from NAIC SAP:
TLB valuation	97	2	2.2	272	47	72

Statutory surplus, NAIC SAP	XXX	XXX	XXX	$5,653	$5,871	$5,328

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for- sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities purchased or retained that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the Statements of Operations for the amount of the impairments.

For GAAP, for debt securities classified as available-for-sale, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through earnings as an impairment. If neither criterion is met, the securities are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to earnings, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

Investments in both affiliated and unaffiliated redeemable preferred stocks in good standing (those with NAIC designations 1 to 3) are reported at cost or amortized cost, depending on the characteristics of the securities. Investments in both affiliated and unaffiliated redeemable preferred stocks not in good standing (those with NAIC designations 4 to 6) are reported at the lower of cost, amortized cost, or fair value, depending on the characteristics of the securities. Investment in perpetual preferred stocks are reported at fair value, not to exceed any currently effective call price. Investment in mandatory convertible preferred stocks (regardless if the preferred stock is redeemable or perpetual) are reported at fair value, not to exceed any currently effective call price, in the periods prior to conversion. For preferred stocks reported at fair value,

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

the related net unrealized capital gains and losses for all NAIC designations are reported in accordance with SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses and are reported in changes in capital and surplus.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

The Company owns stock issued by the Federal Home Loan Bank (FHLB), which is only redeemable at par, and its fair value is presumed to be par, unless other-than-temporarily impaired.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers the following factors in determining whether a decline in value is other-than- temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, an allowance for credit loss is recognized in earnings at time of purchase or origination based on an expected lifetime credit loss, which is an amount that represents the portion of the amortized cost basis of the mortgage loans that the Company does not expect to collect.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of encumbrances. Real estate the Company classifies as held for sale is measured at lower of carrying amount or fair value less encumbrances and estimated costs to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the Statements of Operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Other invested assets include surplus notes which are valued at either amortized cost (those that have an NAIC designation of 1 or 2) or the lesser of amortized cost or fair value (those that have an NAIC designation of 3 through 6).

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. Due and accrued amounts determined to be uncollectible are written off through the Statements of Operations.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, primarily bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying Balance Sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the Statements of Operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)	Derivative instruments are also used in replication (synthetic asset) transactions (RSAT). A replication transaction is a derivative transaction entered into in conjunction with a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

cash instrument to reproduce the investment characteristics of an otherwise permissible investment. In these transactions, the derivative is accounted for in a manner consistent with the cash instrument and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value).

(D)	Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘BBB’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Cash flows from derivative instruments are presented within the Investing activities section of the Statements of Cash Flows, with the exception of cash received from written options, which are presented within the Financing activities section.

Instruments:

Interest rate swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities; therefore, converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the market risk on minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the Secured Overnight Financing Rate (SOFR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, in the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap, and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Bond forwards are used to hedge the interest rate risk that future liability claims increase as rates decrease, leading to higher guarantee values. Bond return swaps are also used to hedge interest rate risk of the underlying liability by exchanging performance and interest of a treasury asset for a funding level plus spread.

Futures contracts are used to hedge the liability risk when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the Balance Sheets and fair value adjustments are recorded as capital and surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company uses zero cost collars to hedge the interest rate risk associated with rising short term interest rates, whereby the exposure would otherwise adversely impact the Company’s capital generation. The collar position(s) help range bound the floating rate by combining a cap and floor position.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company issues fixed liabilities that have a guaranteed minimum crediting rate. The Company uses receiver swaptions, whereby the swaption is designed to generate cash flows to offset lower yields on assets during a low interest rate environment. The Company pays a single premium at the beginning of the contract and is amortized throughout the life of the swaption. These swaptions are marked to fair value in the Balance Sheets and the fair value adjustment is recorded in unassigned surplus. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company may designate and account for fair value hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge type relationships are considered: (A) an interest rate swap that converts a fixed rate asset to a floating rate asset; (B) an interest rate swap that converts a fixed rate liability to a floating rate liability; (C) a cross currency interest rate swap that converts a foreign denominated fixed rate asset to a USD floating rate asset; and (D) a cross currency interest rate swap that converts a foreign denominated fixed rate liability to a USD floating rate liability.

The Company may designate and account for cash flow hedges when the effectiveness requirements of SSAP No. 86 are achieved. The following hedge-type relationships are considered: (A) an interest rate swap that converts a floating rate asset to a fixed rate asset; (B) a cross currency interest rate swap that converts a foreign denominated floating or fixed rate asset to a USD fixed rate asset; (C) a cross currency interest rate swap that converts a foreign denominated floating rate asset to a USD fixed rate asset; (D) a cross currency interest rate swap that converts a foreign denominated floating rate liability to a USD fixed rate liability; and (E) a forward starting interest rate swap to hedge the forecasted purchases of fixed rate assets.

Any deferred gain (loss) related to forecasted transaction cash flow hedging is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through surplus. For the year ended December 31, 2024, none of the Company’s cash flow hedges have been discontinued, as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

The Company may enter into derivative transactions that economically mitigate risk associated with interest rate, exchange rate, credit, and equity movements within the marketplace. Due to the natural economic benefits of the hedge in relation to the hedged item, the Company chooses not to seek hedge accounting in these instances. Examples of these types of derivative transactions and the associated risks are as follows: (A) futures that hedge equity risk on universal life liabilities; (B) futures, options swaps, or forward contracts that hedge the equity or interest rate risk on minimum rate guarantee liabilities; (C) credit default swaps purchase of protection that hedge the credit risk of specific bonds; (D) interest rate caps that hedge a rapidly rising interest rate environment and withdrawal activity in pension products; and (E) interest rate swaptions that hedge the risk of a low interest rate environment on in-force recurring premium products.

The Company may enter into replicated (synthetic asset) transactions used for purposes other than hedging by the following: (A) combining a written credit default swap with a highly rated cash instrument to synthetically create corporate debt; (B) combining a written credit default swap with a highly rated cash instrument to synthetically create sovereign debt; or (C) combining a

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

written credit default swap with a highly rated cash instrument to synthetically create a portfolio of commercial mortgage backed securities.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the Balance Sheets (Securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or repledged is not recorded on the Company’s Balance Sheets. Under GAAP, the reinvested collateral is included within invested assets and is not reported as a single line item.

Repurchase Agreements

For dollar repurchase agreements accounted for as secured borrowings, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the Balance Sheets, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in borrowed money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of cash surrender value of company owned life insurance, receivable from parent, subsidiaries and affiliates, general insurance accounts receivable, disallowed IMR and reinsurance receivable.

Other liabilities consist primarily of amounts withheld by the Company, accrued expenses, remittances, custody offset, and municipal repurchase agreements. Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest. These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral.

Separate Accounts

The majority of separate accounts held by the Company, primarily for individual policyholders as well as for group pension plans, do not have any minimum guarantees, and the investment risks associated with fair value changes are borne by the policyholder. The assets in the accounts consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Assets held in trust for purchases of variable life, variable universal life, variable annuity and certain non-indexed guaranteed annuity contracts (which guarantee certain returns as specificed in the contracts) and the Company’s corresponding obligation to the contract owners are shown separately in the Balance Sheets. The assets and liabilities in the separate accounts are carried on a fair value basis. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The investment risks associated with fair value changes of the separate accounts are borne entirely by the policyholders except in cases where minimum guarantees exist.

The individual variable life insurance policies typically provide a guaranteed minimum death benefit.

Certain other modified guaranteed annuity separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. These modified guaranteed annuity separate account assets and liabilities are carried at amortized cost. Income and gains and losses with respect to the assets in the separate accounts supporting modified guaranteed annuity contracts are included in the Company’s Statements of Operations as a component of net transfers from separate accounts.

Separate account asset performance different than the guaranteed requirements is either transferred to or received from the general account and reported in the Statements of Operations. These guarantees are included in the general account due to the nature of the guaranteed return.

Surplus funds transferred from the general account to the separate accounts, commonly referred to as seed money, and earnings accumulated on seed money are reported as surplus in the separate accounts until transferred or repatriated to the general account. The transfer of such funds between the separate account and the general account is reported as surplus contributed or withdrawn during the year.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a non-deduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Surrender values are not promised in excess of the legally computed reserves. For annual premium variable life insurance there is an extra premium charged to the policyholder before the premium is transferred to the Separate Accounts. An additional reserve for this policy is held in the General Account that is a multiple of the reserve that would otherwise be held. For interest sensitive whole life, the reserves held in the General Account are equal to the cash surrender value.

In accordance with SSAP No. 51, Life Contracts, and No. 54, Individual and Group Accident and Health Contracts, the Company reports the amount of insurance, if any, for which the gross premiums are less than the net premiums according to the valuation standards and any related premium deficiency reserve established. Anticipated investment income is not included as a factor in the health contract premium deficiency calculation.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the Balance Sheets date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include guaranteed investment contracts (GICs), funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance and are not reported as premiums, benefits or changes in reserves in the Statements of Operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible has been established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes. Unlike GAAP, SSAP No. 101 does not consider state income taxes in the measurement of deferred taxes. SSAP No. 101 also requires additional testing to measure gross deferred tax assets. The additional testing limits gross deferred tax asset admission to 1) the amount of federal income taxes paid in prior years recoverable through hypothetical loss carrybacks of existing temporary differences expected to reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of remaining gross deferred tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities after considering character (i.e. ordinary versus capital) and reversal patterns. The Company’s reported deferred tax asset or liability is the sum of gross deferred tax assets admitted through this three-part test plus the sum of all deferred tax liabilities.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC SAP.

Subsidiaries and Affiliated Companies

Investments in SCA are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets, reinsurance receivables, agent’s balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying Balance Sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the Balance Sheets to the extent that they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the Statements of Cash Flow represent cash balances and investments with initial maturities of one year or less and money market mutual funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3.	Accounting Changes and Correction of Errors

The Company’s policy is to disclose recently adopted accounting pronouncements that have been classified by the NAIC as a new statutory accounting principle (SAP) concept change, as well as items classified by the NAIC as SAP clarification changes that have been adopted and have had a material impact on the financial position or results of operations of the Company.

Recent Accounting Pronouncements

On January 10, 2024, the Statutory Accounting Principles Working Group (SAPWG) adopted INT 23-04, Scottish Re Life Reinsurance Liquidation Questions, effective for reporting periods on or after December 31, 2023. INT 23-04 provides clarity that the Scottish Re liquidation should be accounted for as a commutation or recapture and reported as such, including all relevant disclosures. An impairment analysis shall be conducted and any remaining receivables in dispute or not secured by a trust shall be non-admitted. Refer to Note 7 for further detail.

On August 13, 2023, the SAPWG adopted INT 23-01, Net Negative (Disallowed) Interest Maintenance Reserve, effective immediately. INT 23-01 provides optional, limited-time guidance, which allows the admittance of net negative (disallowed) IMR if certain conditions are met, up to 10% of adjusted general account capital and surplus. Refer to Note 5 for further detail.

Change in Estimates

During 2023, the Company received approval from the IID, pursuant to SSAP No. 97 to change the valuation methodology under which it values its investments in Transamerica Pacific Reinsurance, Inc. (TPRe) and LIICA Re II, Inc. (LIICA Re II). Effective December 31, 2023, TPRe and LIICA Re II are valued at audited statutory equity, including the impacts of permitted practices, and consolidated in the Company’s Risk-Based Capital. This resulted in a $619 increase in affiliated common stock with a corresponding increase in Change in net unrealized capital gains/losses.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Correction of Error

During 2022, the Company identified an error in the way in which it recognized the receipt of certain affiliated distributions in prior years. This error resulted in prior periods’ net investment income being understated by a total of $145, with a corresponding overstatement of the change in unrealized gains/losses. This was corrected as of December 31, 2022 in accordance with SSAP No. 3, Accounting Changes and Corrections of Errors, with the correction reflected in the Statements of Changes in Capital and Surplus in other changes, offset by a corresponding change in net unrealized capital gains/losses. There was no net impact to ending capital or surplus as a result of this error in any period.

There were additional errors identified in prior year financial statements that have been corrected in the years presented in the financial statements in accordance with SSAP No. 3. These errors do not have a material impact on the financial statements, individually or in aggregate, and therefore have not been separately disclosed.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of Fair Value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/ or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in- depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third- party services, and brokers to ensure the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair Value Hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1	-	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2	-

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

 a)  Quoted prices for similar assets or liabilities in active markets

 b)  Quoted prices for identical or similar assets or liabilities in non-active markets

 c)  Inputs other than quoted market prices that are observable

 d)  Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3	-

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying Balance Sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

bonds and stocks are reported or determined using the following pricing sources: indices, third- party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, are determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The fair value of futures and forwards are based upon the latest quoted market price and spot rates at the Balance Sheets date. The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the Balance Sheets date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The book value of policy loans is considered to approximate the fair value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying Balance Sheets approximate their fair values. These are included in the investment contract liabilities.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the Balance Sheets, as of December 31, 2024 and 2023, respectively:

	December 31, 2024
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,370	$1,370	$1,367	$3	$—
Short-term notes receivable from affiliates	450	450	—	450	—
Bonds	44,540	49,516	4,327	39,382	831
Preferred stocks, other than affiliates	44	44	—	44	—
Common stocks, other than affiliates	90	90	4	—	86
Mortgage loans on real estate	7,752	8,885	—	—	7,752
Other invested assets	285	321	—	270	15
Derivative assets:
Options	63	63	—	63	—
Interest rate swaps	105	105	—	105	—
Currency swaps	110	70	—	110	—
Credit default swaps	62	38	—	62	—
Equity swaps	119	119	—	119	—
Interest rate futures	2	2	2	—	—
Equity futures	2	2	2	—	—
Derivative assets total	463	399	4	459	—
Policy loans	2,239	2,239	—	2,239	—
Securities lending reinvested collateral	1,537	1,537	1,537	—	—
Separate account assets	$102,011	$102,098	$95,458	$5,955	$598

Liabilities
Investment contract liabilities	$10,097	$9,763	$—	$204	$9,893
Derivative liabilities:
Options	5	5	—	5	—
Interest rate swaps	1,849	1,417	—	1,849	—
Currency swaps	1	2	—	1	—
Credit default swaps	(2)	5	—	(2)	—
Equity swaps	37	37	—	37	—
Interest rate futures	1	1	1	—	—
Equity futures	14	14	14	—	—
Derivative liabilities total	1,905	1,481	15	1,890	—
Payable for securities lending	1,667	1,667	—	1,667	—
Payable for derivative cash collateral	96	96	—	96	—
Separate account liabilities	$91,620	$91,698	$2	$91,609	$9

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$3,077	$3,077	$3,075	$2	$—
Short-term notes receivable from affiliates	250	250	—	250	—
Bonds	42,641	46,351	5,022	37,028	591
Preferred stocks, other than affiliates	59	59	—	59	—
Common stocks, other than affiliates	113	113	11	—	102
Mortgage loans on real estate	8,323	9,409	—	—	8,323
Other invested assets	345	376	—	329	16
Derivative assets:
Options	100	100	—	100	—
Interest rate swaps	950	951	—	950	—
Currency swaps	83	38	—	83	—
Credit default swaps	63	38	—	63	—
Equity swaps	9	9	—	9	—
Interest rate futures	2	2	2	—	—
Equity futures	5	5	5	—	—
Derivative assets total	1,212	1,143	7	1,205	—
Policy loans	2,109	2,109	—	2,109	—
Securities lending reinvested collateral	1,974	1,974	1,974	—	—
Separate account assets	$97,308	$97,358	$91,472	$5,731	$105

Liabilities
Investment contract liabilities	$10,224	$9,878	$—	$216	$10,008
Derivative liabilities:
Options	44	44	—	44	—
Interest rate swaps	1,075	688	—	1,075	—
Currency swaps	10	6	—	10	—
Credit default swaps	20	30	—	20	—
Equity swaps	435	435	—	435	—
Interest rate futures	2	2	2	—	—
Equity futures	9	9	9	—	—
Derivative liabilities total	1,595	1,214	11	1,584	—
Dollar repurchase agreements	11	11	—	11	—
Payable for securities lending	2,292	2,292	—	2,292	—
Payable for derivative cash collateral	806	806	—	806	—
Separate account liabilities	$87,871	$87,873	$2	$87,802	$67

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2024 and 2023:

	2024
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	26	2	28

Total bonds	—	28	2	30

Preferred stock
Industrial and miscellaneous	—	44	—	44

Total preferred stock	—	44	—	44

Common stock
Industrial and miscellaneous	4	—	86	90

Total common stock	4	—	86	90

Cash equivalents and short-term investments
Money market mutual funds	1,081	—	—	1,081

Total cash equivalents and short-term investments	1,081	—	—	1,081

Other long term	—	5	—	5
Derivative assets	4	281	—	285
Separate account assets	95,290	4,021	—	99,311

Total assets	$96,379	$4,379	$88	$100,846

Liabilities:
Derivative liabilities	$15	$799	$—	$814
Separate account liabilities	2	—	—	2

Total liabilities	$17	$799	$—	$816

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$2	$—	$2
Industrial and miscellaneous	—	22	1	23
Hybrid securities	—	5	—	5

Total bonds	—	29	1	30

Preferred stock
Industrial and miscellaneous	—	58	—	58

Total preferred stock	—	58	—	58

Common stock
Industrial and miscellaneous	11	—	100	111

Total common stock	11	—	100	111

Cash equivalents and short-term investments
Industrial and miscellaneous	—	2	—	2
Money market mutual funds	2,466	—	—	2,466

Total cash equivalents and short-term investments	2,466	2	—	2,468

Derivative assets	7	1,031	—	1,038
Other long term	—	5	—	5
Separate account assets	91,312	4,701	—	96,013

Total assets	$93,796	$5,826	$101	$99,723

Liabilities:
Derivative liabilities	$11	$604	$—	$615
Separate account liabilities	2	—	—	2

Total liabilities	$13	$604	$—	$617

Bonds classified as Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified as Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Common stock classified as Level 3 are comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Cash or cash equivalents classified as Level 2 are valued using inputs from third party pricing services or broker quotes.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

Other long-term classified as Level 2 are comprised of surplus debentures, which are valued using inputs from third party pricing services or broker quotes.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

The following tables summarize the changes in assets classified as Level 3 for 2024 and 2023:

	Beginning Balance at January 1, 2024	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1	$20	$1	$(1)	$(17)
Common stock	100	—	—	1	(4)

Total	$101	$20	$1	$—	$(21)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2024

Bonds
Other	$—	$—	$—	$—	$2
Common stock	16	—	27	—	86

Total	$16	$—	$27	$—	$88

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

	Beginning Balance at January 1, 2023	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Other	$1	$1	$—	$(3)	$2
Common stock	132	1	—	(6)	9

Total	$133	$2	$—	$(9)	$11

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2023

Bonds
Other	$—	$—	$—	$—	$1
Common stock	15	—	51	—	100

Total	$15	$—	$51	$—	$101

(a)	Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

Transfers between fair value hierarchy levels are recognized at the beginning of the reporting period.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Nonrecurring Fair Value Measurements

As indicated in Note 2, real estate held for sale is measured at the lower of carrying amount or fair value less encumbrances and estimated costs to sell. At December 31, 2024 and 2023, the Company held no properties classified as held-for-sale.

5. Investments

Bonds	and Stocks

The carrying amounts and estimated fair value of investments in bonds and stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2024
Bonds:
United States Government and agencies	$5,182	$—	$1,284	$3,898
State, municipal and other government	3,123	9	535	2,597
Hybrid securities	230	8	8	230
Industrial and miscellaneous	33,567	471	3,357	30,681
Mortgage and other asset-backed securities	7,414	162	442	7,134

Total unaffiliated bonds	49,516	650	5,626	44,540
Unaffiliated preferred stocks	44	—	—	44

	$49,560	$650	$5,626	$44,584

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$88	$2	$—	$90

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2023
Bonds:
United States Government and agencies	$5,477	$54	$941	$4,590
State, municipal and other government	3,055	19	438	2,636
Hybrid securities	270	10	17	263
Industrial and miscellaneous	31,333	671	2,731	29,273
Mortgage and other asset-backed securities	6,216	203	540	5,879

Total unaffiliated bonds	46,351	957	4,667	42,641
Unaffiliated preferred stocks	59	—	—	59

	$46,410	$957	$4,667	$42,700

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	$105	$8	$—	$113

The carrying amount and estimated fair value of long and short-term bonds at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2024
December 31:	Carrying Value	Fair Value

Due in one year or less	$1,261	$1,261
Due after one year through five years	7,353	7,321
Due after five years through ten years	9,313	8,908
Due after ten years	24,567	20,309

Subtotal	42,494	37,799
Mortgage and other asset-backed securities	7,599	7,318

Total	$50,093	$45,117

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2024 and 2023 is as follows:

	2024
	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,518	$649	$2,307	$635
State, municipal and other government	1,843	511	556	24
Hybrid securities	72	7	41	1
Industrial and miscellaneous	13,685	3,063	7,666	294
Mortgage and other asset-backed securities	3,310	414	1,356	28

Total bonds	20,428	4,644	11,926	982

Common stocks-unaffiliated	—	—	1	—

	$20,428	$4,644	$11,927	$982

	2023

	Equal to or Greater than 12 Months		Less than 12 Months

	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses

United States Government and agencies	$1,582	$487	$2,155	$454
State, municipal and other government	2,051	433	214	5
Hybrid securities	130	16	37	1
Industrial and miscellaneous	15,644	2,605	3,381	125
Mortgage and other asset-backed securities	3,866	521	635	20

Total bonds	23,273	4,062	6,422	605

Preferred stocks-unaffiliated	23	—	35	—
Common stocks-unaffiliated	—	—	92	—

	$23,296	$4,062	$6,549	$605

During 2024, 2023 and 2022, respectively, there were $7, $13 and $2, of loan-backed or structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis.

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2024, 2023 and 2022, the Company recognized OTTI of $0, $25 and $1, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following loan-backed and structured securities were held at December 31, 2024, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
22944BCX4	$1	$1	$—	$1	$1	6/30/2024
89169DAA9	—	—	—	—	—	6/30/2024
BAE3K7RU3-TA	—	—	—	—	—	6/30/2024
86745QAA9	1	1	—	1	—	6/30/2024
89175MAA1	—	—	—	—	—	6/30/2024
38237GAA7	—	—	—	—	—	6/30/2024
3133KMY58	1	1	—	1	1	6/30/2024
3140XHCP0	1	1	—	1	1	6/30/2024
3133B3PM3	1	1	—	1	1	6/30/2024
3140QM5A8	1	1	—	1	1	6/30/2024
3140MA2S2	1	1	—	1	1	6/30/2024
89181JAA0	1	1	—	1	1	6/30/2024
3132DWFM0	1	1	—	1	1	6/30/2024
059494AA2	4	4	—	4	4	9/30/2024
026930AA5	—	—	—	—	—	12/31/2024
059494AA2	4	3	1	3	3	12/31/2024
05948KV63	—	—	—	—	—	12/31/2024
761118AH1	—	—	—	—	—	12/31/2024

			$1

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2024 and 2023 is as follows:

	2024		2023
	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$425	$28	$532	$20
The aggregate related fair value of securities with unrealized losses	3,325	1,448	3,866	863

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 2,662 and 3,297 securities with a carrying amount of $25,071 and $27,359, and an unrealized loss of $4,644 and $4,062. Of this portfolio, at December 31, 2024 and 2023, 96.8% and 95.6% were investment grade with associated unrealized losses of $4,488 and $3,899, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 1,442 and 856 securities with a carrying amount of $12,908 and $7,061, and an unrealized loss of $982 and $605. Of this portfolio, at December 31, 2024 and 2023, 97.3% and 97.8% were investment grade with associated unrealized losses of $966 and $597, respectively.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 0 and 4 securities, respectively, with an insignificant cost and unrealized loss.

At December 31, 2024 and 2023, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 16 securities, respectively, with a cost of $1 and $92 and an insignificant unrealized loss.

The following table provides the number of 5GI securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5GI Securities	Book / Adjusted Carrying Value	Fair Value

December 31, 2024
Bond, amortized cost	9	$42	$24

Total	9	$42	$24

December 31, 2023
Bond, amortized cost	7	$46	$46

Total	7	$46	$46

The Company did not have any offsetting assets and liabilities at December 31, 2024 and 2023.

During 2024 and 2023, respectively, the Company sold, redeemed or otherwise disposed of 68 and 21 securities as a result of a callable feature which generated investment income of $16 and $1 as a result of a prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements, if applicable.

	Year Ended December 31
	2024	2023	2022

Proceeds	$ 4,241	$ 7,301	$ 8,218

Gross realized gains	$85	$ 184	$69
Gross realized losses	(139)	(747)	(624)

Net realized capital gains (losses)	$ (54)	$ (563)	$ (555)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company had gross realized losses, which relate to losses recognized on other-than- temporary declines in the fair value of bonds and preferred stocks, for the years ended December 31, 2024, 2023 and 2022 of $42, $106 and $54, respectively.

At December 31, 2024 and 2023, the Company had recorded investments in restructured securities of $2 and $14.

Mortgage Loans

The credit quality of mortgage loans by type of property for the years ended December 31, 2024 and 2023 were as follows:

December 31, 2024
	Farm	Commercial	Total

AAA - AA	$—	$4,553	$4,553
A	30	3,643	3,673
BBB	3	591	594
BB	—	1	1
B	—	79	79

	$33	$8,867	$8,900

December 31, 2023
	Farm	Commercial	Total

AAA - AA	$—	$4,454	$4,454
A	30	4,090	4,120
BBB	7	791	798
BB	—	37	37

	$37	$9,372	$9,409

The above tables exclude residential mortgage loans.

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2024, the Company issued mortgage loans with a maximum interest rate of 7.26% and a minimum interest rate of 5.66% for commercial loans. The maximum percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2024 at the time of origination was 68%. During 2023, the Company issued mortgage loans with a maximum interest rate of 7.01% and a minimum interest rate of 5.13% for commercial loans. The maximum

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

percentage of any one admitted loan to the value of the security (exclusive of insured or guaranteed or purchase money mortgages) originated or acquired during the year ending December 31, 2023 at the time of origination was 72%.

During 2024, the Company issued agricultural loans with both a maximum and minimum interest rate of 6.55%. During 2023, the Company did not issue any agricultural loans.

During 2024 and 2023, the Company did not reduce the interest rate on any outstanding mortgage loans.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2024 and 2023:

		Commercial
	Farm	All Other	Total
December 31, 2024
Recorded Investment (All)
Current	$29	$8,848	$8,877
30-59 Days Past Due	4	—	4
60-89 Days Past Due	—	12	12
180+ Days Past Due	—	7	7

Accruing interest 180+ days past due
Recorded investment	—	7	7

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$29	$795	$824

		Commercial
	Farm	All Other	Total
December 31, 2023
Recorded Investment (All) Current	$37	$9,372	$9,409

Participant or Co-lender in Mortgage Loan Agreement
Recorded Investment	$33	$842	$875

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company held $7 of mortgage loans that were non-income producing for the previous 180 days. There was an insignificant amount of accrued interest related to these mortgage loans at December 31, 2024 and no amount at December 31, 2023. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property. At December 31, 2024 and 2023, there were no taxes, assessments and other amounts advanced and not included in the mortgage loan total.

At December 31, 2024 and 2023, the Company held 2 impaired loans with or without a related allowance for credit losses. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2024 and 2023, respectively, that were subject to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans. There were no average recorded investments in impaired loans during 2024 and 2023.

The Company had an allowance for credit losses on mortgage loans of $15, $0 and $0 at December 31, 2024, 2023, and 2022.

As of December 31, 2024 and 2023, the Company had no mortgage loans derecognized as a result of foreclosure.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. For the years ended December 31, 2024, 2023 and 2022, the Company has recognized no interest income on impaired loans.

At December 31, 2024 and 2023, the Company held a mortgage loan loss reserve in the AVR of $97 and $105, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2024	2023		2024	2023

Pacific	29%	28%	Apartment	52%	53%

South Atlantic	21	22	Industrial	22	14

Middle Atlantic	12	13	Office	14	13

E. North Central	11	11	Retail	12	20

W. South Central	8	8

Mountain	9	8

W. North Central	5	4

New England	3	3

E. South Central	2	3

At December 31, 2024 and 2023, the Company had no mortgage loans with a total net admitted asset value that had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2024, 2023 and 2022 related to such restructurings. At December 31, 2024 and 2023, there were no commitments to lend additional funds to debtors owing receivables.

Real Estate

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $0, $0 and $1 were taken on real estate in 2024, 2023 and 2022, respectively, to write the book value down to the current fair value, and included in net realized capital gains (losses), within the Statements of Operations, for the year ended December 31, 2024.

As of December 31, 2024 and 2023, there was no property classified as held for sale. During 2024, four property classified as held for sale were disposed, resulting in an insignificant net realized gain. During 2023, one property classified as held for sale was disposed, resulting in an insignificant net realized gain. Any associated gains and losses from these held for sale disposals were included in net realized capital gains (losses) within the Statements of Operations.

The Company disposed of other properties during 2024, 2023 and 2022 resulting in an insignificant amount of net realized gains, respectively. These gains and losses were included in net realized capital gains (losses) within the Statements of Operations.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The carrying value of the Company’s real estate assets at December 31, 2024 and 2023 was as follows:

	2024	2023

Home office properties	$39	$41

	$39	$41

Accumulated depreciation on real estate at December 31, 2024 and 2023, was $33 and $29, respectively.

Other Invested Assets

The Company recorded impairments of $4, $0 and $4 throughout years 2024, 2023 and 2022, respectively. These impairments were primarily related to private equity funds. The impairments were taken because the decline in fair value of the funds were deemed to be other than temporary and a recovery in value from the remaining underlying investments in the funds were not anticipated. These write-downs are included in net realized capital gains (losses) within the Statements of Operations.

Tax Credits

At December 31, 2024, the Company had ownership interests in 45 LIHTC investments with a carrying value of $58. The remaining years of unexpired tax credits ranged from one to ten, and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2025 to 2029 is $2. Tax credit benefits recognized in 2024 were $18 and other tax benefits recognized in 2024 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2023, the Company had ownership interests in 52 LIHTC investments with a carrying value of $75. The remaining years of unexpired tax credits ranged from one to eleven, and the properties were not subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2024 to 2029 is $2. Tax credits expenses recognized in 2023 were $49 and other tax benefits recognized in 2023 were $3. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide the carrying value of transferable state tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2024 and 2023:

		December 31, 2024

Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount*

Economic Redevelopment and Growth Tax Credits	NJ	1	16
Low-Income Housing Tax Credits	CA	—	15

Total		$ 1	$ 31

		December 31, 2023

Description of State Transferable and Non-
transferable Tax Credits	State	Carrying Value	Unused Amount

Economic Redevelopment and Growth Tax Credits	NJ	13	19
LIHTC	CA	—	15

Total		$ 13	$ 34

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits, and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits.

Derivatives

Amounts disclosed in this Derivatives section do not include derivatives utilized in the hedging of variable annuity guarantees in accordance with SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Please see the subsequent section “Derivatives Hedging Variable Annuity Guarantees” for results associated with those derivatives.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, 2024 and 2023 was as follows:

	2024	2023

Fair value - positive	$ 484	$ 322

Fair value - negative	(1,926)	(1,562)

At December 31, 2024, 2023 and 2022, the Company has recorded unrealized gains (losses) of $132, ($433) and ($23), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2024, 2023 and 2022 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 19 years for forecasted hedge transactions. At December 31, 2024 and 2023, none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2024 and 2023, the Company has no accumulated deferred gains related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on future asset purchases expected to transpire throughout 2025.

Summary of realized gains (losses) by derivative type for the years ended December 31, 2024, 2023 and 2022:

	2024	2023	2022

Options:
Calls	$5	$13	$—
Puts	1	(1)	—

Total options	$6	$12	$—

Swaps:
Interest rate	$(6)	$—	$(1)
Total return	(1,570)	(1,092)	1,054

Total swaps	$(1,576)	$(1,092)	$1,053

Futures - net positions	442	41	(376)

Total realized gains (losses)	$(1,128)	$(1,039)	$677

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The average estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)

	2024	2023	2024	2023

Derivative component of RSATs
Credit default swaps	$ 63	$ 43	$ (5)	$ (4)
Interest rate swaps	8	7	—	—

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) book/adjusted carrying value (BACV) of each derivative.

The estimated fair value of derivatives held for other than hedging purposes is presented in the following table for the years ended December 31, 2024 and 2023:

	Asset(1)		Liability(1)

	2024	2023	2024	2023

Derivative component of RSATs
Credit default swaps	$ 59	$ 63	$ 4	$ 6
Interest rate swaps	9	8	—	—

Total	$ 68	$ 71	$ 4	$ 6

(1)	Asset and liability classification is based on the positive (asset) or negative
(liability) BACV of each derivative.

The Company did not have net realized gains (losses) on derivatives held for other than hedging purposes for the years ended December 31, 2024, 2023 and 2022.

As stated in Note 2, the Company replicates investment grade corporate bonds, sovereign debt, or commercial mortgage backed securities by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2024 and 2023:

		2024

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$ 12	$ 978	2.2
Credit default swaps referencing indices		—	32	40.4

Subtotal		12	1,010	3.4

BBB	2
Single name credit default swaps (3)		35	1,461	1.9
Credit default swaps referencing indices		16	992	2.6

Subtotal		51	2,453	2.2

BB	3
Single name credit default swaps (3)		—	85	0.9

Subtotal		—	85	0.9

Total		$ 63	$ 3,548	2.5

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	2023

Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)

AAA/AA/A	1
Single name credit default swaps (3)		$ 16	$ 973	3.0
Credit default swaps referencing indices		—	32	41.4

Subtotal		16	1,005	4.2

BBB	2
Single name credit default swaps (3)		33	1,466	2.6
Credit default swaps referencing indices		19	1,402	2.3

Subtotal		52	2,868	2.5

BB	3
Single name credit default swaps (3)		1	90	1.8

Subtotal		1	90	1.8

Total		$ 69	$ 3,963	2.9

(1)

The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service, S&P, and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

The Company may enter into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. At December 31, 2024 and 2023, there were not any potential future recoveries available to offset the $3,548 and $3,963, respectively, from the table above.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company’s outstanding derivative instruments, shown in notional or contract amounts and fair value, are summarized as follows:

	Contract or Notional Amount*		Fair Value

	2024	2023	2024	2023

Derivative assets:
Credit default swaps	$3,343	$3,316	$62	$63
Currency swaps	905	699	110	83
Equity futures	—	—	2	5
Equity swaps	3,770	448	120	9
Interest rate swaps	1,367	45	29	7
Options	314	2,102	63	100
Derivative liabilities:
Credit default swaps	715	1,183	(2)	20
Currency swaps	135	213	1	10
Equity futures	—	—	13	9
Equity swaps	2,494	5,690	37	435
Interest rate swaps	6,719	6,379	1,101	988
Options	(597)	(2,641)	5	44

*Futures	are presented in contract format. Swaps and options are presented in notional format.

Derivatives Hedging Variable Annuity Guarantees

The hedged obligation consists of guaranteed benefits on variable annuity contracts and resembles a long dated put option where claim payment is made whenever account value is less than a guaranteed amount, adjusted for applicable fees. Changes in interest rates impact the present value of future product cash flows (discount rate) as well as the value of investments comprising the account value to be assessed against the guarantee. Under this VM-21 compliant clearly defined hedging strategy, interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives such as treasury bond forwards, treasury futures, interest rate swaps, interest rate swaptions or treasury future options. With approval of the IID, the guaranteed benefits included are variable annuity contracts with Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit riders, excluding contracts assumed via reinsurance. Total return on the designated portfolio of derivatives remains highly effective in covering the interest rate risk (rho) of the hedged obligation. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 and entails assessment of the total return on the designated portfolio of derivatives against changes in the fair value of the hedged obligation due to interest rate movements on a cumulative basis.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Scheduled amortization for SSAP No. 108 derivatives as of December 31, 2024 is as follows:

Amortization Year	Deferred Assets	Deferred Liabilities

2025	$(133)	$32
2026	(133)	32
2027	(133)	32
2028	(133)	32
2029	(133)	32
2030	(133)	32
2031	(133)	32
2032	(113)	32
2033	(82)	26
2034	(50)	11

Total	$(1,176)	$293

The following table is a reconciliation of the total deferred balance (net of tax) of SSAP No. 108 derivatives:

Total Deferred Balance

1. Balance at January 1, 2023	$380
2. Amortization	44
3. Deferred Recognition	(109)

4. Balance at December 31, 2023 [1-(2+3)]	$445
5. Amortization	63
6. Deferred Recognition	(501)

7. Balance at December 31, 2024 [4-(5+6)]	$883

The following tables provide information regarding SSAP No. 108 hedging instruments:

	2024	2023

Amortized cost	$ (3)	$ —
Fair value	(672)	855

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2024
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(1)	$409	$(1,524)	$(1,116)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	15	(148)	615	482
Deferred	(14)	(261)	909	634

*Totals	shown are pre-tax

December 31, 2023
	Net Investment Income	Realized Gain (Loss)	Unrealized Gain (Loss)	Total*

Derivative performance	$(13)	$(1,725)	$1,606	$(132)

SSAP No. 108 Adjustments
Portion of the derivative performance attributed to natural offset	5	717	(722)	—
Deferred	8	1,008	(884)	132

*Totals	shown are pre-tax

	Year Ended December 31
	2024	2023

Prior year fair value of hedged item	$630	$539
Current year fair value of hedged item	1,663	630

Change in fair value attributable to interest rates	$1,033	$91

Portion of the fair value change attributed to the hedged risk	$1,032	$91

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2024 and 2023, respectively:

	Gross (Admitted & Nonadmitted) Restricted
	2024

Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total

Collateral held under security lending agreements	$1,667	$—	$—	$—	$1,667
Subject to repurchase agreements	306	—	—	—	306
Subject to dollar repurchase agreements	—	—	—	—	—
FHLB capital stock	77	—	—	—	77
On deposit with states	57	—	—	—	57
Pledged as collateral to FHLB (including assets backing funding agreements)	3,956	—	—	—	3,956
Pledged as collateral not captured in other categories	3,085	—	—	—	3,085
Other restricted assets	6,586	—	—	—	6,586

Total restricted assets	$15,734	$—	$—	$—	$15,734

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Collateral held under security lending agreements	$2,292	$(625)	$—	$1,667	0.92%	0.93%
Subject to repurchase agreements	157	149	—	306	0.17	0.17
Subject to dollar repurchase agreements	11	(11)	—	—	0.00	0.00
FHLB capital stock	88	(11)	—	77	0.04	0.04
On deposit with states	38	19	—	57	0.03	0.03
Pledged as collateral to FHLB (including assets backing funding agreements)	3,937	19	—	3,956	2.19	2.21
Pledged as collateral not captured in other categories	2,230	855	—	3,085	1.71	1.72
Other restricted assets	7,337	(751)	—	6,586	3.64	3.68

Total restricted assets	$16,090	$(356)	$—	$15,734	8.70%	8.78%

The amounts reported as other restricted assets in the table above represent assets held in trust related to reinsurance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the pledged or restricted assets in other categories as of December 31, 2024 and 2023, respectively:

		Gross Restricted (Admitted & Nonadmitted)
			2024

Description of Assets	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Derivatives	$3,052	$—	$—	$—	$3,052
Secured funding agreements	1	—	—	—	1
AMBAC	32	—	—	—	32

Total	$3,085	$—	$—	$—	$3,085

	Gross (Admitted & Nonadmitted) Restricted				Percentage
Description of Assets	Total From Prior Year (2023)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Derivatives	$2,229	$823	$—	$3,052	1.69%	1.70%
Secured funding agreements	1	—	—	1	0.00	0.00
AMBAC	—	32	—	32	0.02%	0.02%

Total	$2,230	$855	$—	$3,085	1.71%	1.72%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the collateral received and reflected as assets within the financial statements as of December 31, 2024 and 2023:

2024
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$94	$94	0.12%	0.12%
Securities lending collateral assets	1,667	1,667	2.16	2.20
Other	2	2	—	—

Total collateral assets	$1,763	$1,763	2.28%	2.32%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$1,763	2.53%

2023
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets
Cash	$787	$787	1.01%	1.04%
Securities lending collateral assets	2,292	2,292	2.95	3.02
Other	30	30	0.04	0.04

Total collateral assets	$3,109	$3,109	4.00%	4.10%

	Amount	% of Liability to Total Liabilities

Recognized obligation to return collateral asset	$3,110	4.44%

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2024	2023	2022

Income:
Bonds	$2,178	$2,170	$2,029
Preferred stocks	4	5	3
Common stocks	481	392	343
Mortgage loans on real estate	384	383	415
Real estate	9	9	13
Policy loans	112	110	108
Cash, cash equivalents and short-term investments	107	95	26
Derivatives	421	403	273
Other invested assets	174	200	180

Gross investment income	3,870	3,767	3,390
Less: investment expenses	178	198	178

Net investment income before amortization of IMR	3,692	3,569	3,212
Amortization of IMR	(9)	28	85

Net investment income	$3,683	$3,597	$3,297

At December 31, 2024 and 2023, the Company excluded investment income due and accrued of $5 and $10, respectively. There were no amounts excluded for mortgage loans or real estate for either 2024 and 2023.

The gross, nonadmitted and admitted amounts for interest income due and accrued are presented in the following table:

	Year Ended December 31
	2024	2023

Gross	$658	$636
Nonadmitted	$5	$10
Admitted	$653	$626

At December 31, 2024 and 2023, the Company had cumulative amounts for paid-in-kind interest of $1 and $1, respectively, included in the principle balance.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized
	Year Ended December 31
	2024	2023	2022

Bonds	$(97)	$(669)	$(614)
Preferred stocks	1	—	—
Common stocks	2	(8)	56
Mortgage loans on real estate	(21)	(1)	—
Real estate	—	—	1
Cash, cash equivalents and short-term investments	—	(1)	—
Derivatives	(1,471)	(2,043)	(4,555)
Variable annuity reserve hedge offset	—	(44)	229
Other invested assets	45	27	169

Net realized capital gains (losses), before taxes	(1,541)	(2,739)	(4,714)
Federal income tax effect	—	106	45
Transfer from (to) IMR	102	634	458

Net realized capital gains (losses) on investments	$(1,439)	$(1,999)	$(4,211)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized
	Year Ended December 31
	2024	2023	2022

Bonds	$42	$10	$197
Preferred stocks	—	1	(11)
Common stocks	(6)	1	(40)
Affiliated entities	(384)	443	(278)
Mortgage loans on real estate	(15)	—	—
Derivatives	268	600	1,142
Other invested assets	(104)	327	51

Change in unrealized capital gains (losses), before taxes	(199)	1,382	1,061
Taxes on unrealized capital gains (losses)	13	(98)	(47)

Change in unrealized capital gains (losses), net of tax*	$(186)	$1,284	$1,014

*2024 variance to Statement of Changes in Capital and Surplus related to an immaterial prior period correction included within the “Other changes - net” line.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Admitted Disallowed IMR

The Company has admitted net negative (disallowed) IMR in accordance with the following criteria:

A.	Fixed income investments generating IMR losses comply with the reporting entity’s documented investment or liability management policies.
B.

IMR losses for fixed income related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with a reporting entity’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination.

C.

Any deviation to (a) was either because of a temporary and transitory timing issue or related to a specific event, such as a reinsurance transaction, that mechanically made the cause of IMR losses not reflective of reinvestment activities.

D.

Asset sales that were generating admitted negative IMR were not compelled by liquidity pressures (e.g., to fund significant cash outflows including, but not limited to excess withdrawals and collateral calls).

The aggregate net negative (disallowed) IMR allocation is presented in the following table for the years ended December 31, 2024 and 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2024	$100	$100	$—	$—
2023	7	7	—	—

The allocation of the admitted negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

	Total	General Account	Insulated Separate Account	Non-Insulated Separate Account

2024	$100	$100	$—	$—
2023	7	7	—	—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The calculation of adjusted capital and surplus with consideration of the negative (disallowed) IMR is presented in the following table for the years ended December 31, 2024 and 2023:

	2024	2023

Prior period, as of September 30, the most recent statement filed with the IID, general account capital and surplus	$5,912	$5,731
From prior period SAP financials:
Net positive goodwill (admitted)	—	—
EDP equipment & operating system software (admitted)	—	—
Net DTAs (admitted)	771	748
Net negative (disallowed) IMR (admitted)	81	—

Adjusted capital and surplus	$5,060	$4,983

The admitted net negative (disallowed) IMR represents 1.98% and 0.14% of adjusted capital and surplus for 2024 and 2023.

The Company did not have gains/losses associated with derivatives sold allocated to IMR during 2024 and 2023.

6.  Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit-type contracts and policy claims at December 31, 2024 and 2023 were as follows:

	Year Ended December 31
	2024	2023

Life insurance reserves	$31,616	$32,027
Annuity reserves and supplementary contracts with life contingencies	14,816	13,368
Accident and health reserves (including long term care)	7,252	7,101

Total policy reserves	$53,684	$52,496

Deposit-type contracts	693	717
Policy claims	1,048	983

Total policy reserves, deposit-type contracts and claim liabilities	$55,425	$54,196

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based upon the 1941, 1958, 1980, 2001 and 2017 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 0.75 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method or Actuarial Guideline XXXVIII. Term insurance issued after July 1, 2017 and Indexed Universal life Insurance issued after January 1, 2020 follow Valuation Manual section 20 (VM-20) reserve requirements.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, reserves are determined by computing the regular reserve for the plan at the true age and holding, in addition, the unearned portion of the extra premium charge for the year. Effective July 1, 2017, for substandard term insurance policies, per VM-20 requirements, the substandard rating is applied to the reserve mortality. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

As of December 31, 2024 and 2023, the Company had insurance in force aggregating $31,676 and $33,976, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the IID. The Company established policy reserves of $1,478 and $1,463 to cover these deficiencies as of December 31, 2024 and 2023, respectively.

Participating life insurance policies were issued by the Company in prior years which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 0.05% of ordinary life insurance in force at December 31, 2024 and 2023.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.75 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include GICs and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications of Insurance or Managed Care Contracts. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with VM-21. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation covers all variable annuity products. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the stochastic reserves plus the additional standard projection amount. During 2022, the Company established a voluntary reserve in addition to the reserve required under VM-21 to help manage volatility associated with unhedged base contract cashflows. The VA voluntary reserve totaled $0 and $505 as of December 31, 2024 and 2023, respectively.

Both the stochastic reserves and the standard projection are determined as the conditional tail expectation (CTE)-70 of the scenario reserves. To determine the CTE-70 values, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) and Society of Actuaries. The stochastic reserves uses prudent estimate assumptions based on Company experience, while the standard projection uses the assumptions prescribed in VM-21 for determining the additional standard projection amount.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

At December 31, 2024 and 2023, the Company had no premium deficiency reserve related to accident and health policies.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For indeterminate premium products, a full schedule of current and anticipated premium rates is developed at the point of issue. Premium rate adjustments are considered when anticipated future experience foretells deviations from the original profit standards. The source of deviation (mortality, persistency, expense, etc.) is an important consideration in the re-rating decision as well as the potential effect of a rate change on the future experience of the existing block of business.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2024
2024	$—	$1,233	$470	$763
2023 and prior	2,000	54	641	1,413

	2,000	$1,287	$1,111	2,176

Active life reserve	$5,508			$5,476

Total accident and health reserves	$7,508			$7,652

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2023
2023	$—	$1,148	$435	$713
2022 and prior	1,991	(82)	622	1,287

	1,991	$1,066	$1,057	2,000

Active life reserve	$5,476			$5,508

Total accident and health reserves	$7,467			$7,508

The change in the Company’s unpaid claims reserve was $54 and ($82) for the years ended December 31, 2024 and 2023, respectively, for health claims that were incurred prior to those Balance Sheets date. The change in 2024 was due to worse than expected experience primarily due to higher medical claims. The change in 2023 was due to better than expected experience primarily due to reduced medical claims and accidental deaths.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Activity in the liability for unpaid claims adjustment expense is summarized as follows:

	Liability Beginning of Year	Incurred	Paid	Liability End of Year

Year ended December 31, 2024
2024	$—	$38	$22	$16
2023 and prior	42	(12)	2	28

	$42	$26	$24	$44

Year ended December 31, 2023
2023	$—	$38	$23	$15
2022 and prior	42	(12)	3	27

	$42	$26	$26	$42

There was no significant change in the claim adjustment expense provision for insured events of prior years during 2024.

Premium and Annuity Considerations Deferred and Uncollected

Reserves on the Company’s traditional life insurance products are computed using mean and interpolated or mid-terminal reserving methodologies. The mean methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. The interpolated methodologies do not require the establishment of such assets, however, it is required to hold unearned premium liabilities. At December 31, 2024 and 2023, the gross premiums and net of loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	2024		2023

	Gross	Net of Loading	Gross	Net of Loading

Life and annuity:
Ordinary first-year business	$1	$—	$1	$—
Ordinary renewal business	24	19	122	96
Group life direct business	10	6	14	10

	$35	$25	$137	$106

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has been determined primarily by formula.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Included in the liability for deposit-type contracts at December 31, 2024 and 2023 are approximately $10 and $11, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from an affiliated Company which secures that particular series of notes. The funding agreement is reinsured to the Company. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders. As of December 31, 2024 and 2023, there were no contractual maturities.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity, deposit fund and life products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on annuity and deposit fund products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$286	$2,208	$—	$2,494	4%
At book value less surrender charge of 5% or more	880	—	—	880	1
At fair value	6	—	58,835	58,841	84

Total with adjustment or at fair value	1,172	2,208	58,835	62,215	89
At book value without adjustment (minimal or no charge or adjustment)	6,024	—	—	6,024	9
Not subject to discretionary withdrawal provision	1,043	—	569	1,612	2

Total individual annuity reserves	8,239	2,208	59,404	69,851	100%

Less reinsurance ceded	5,303	—	—	5,303

Net individual annuities reserves	$2,936	$2,208	$59,404	$64,548

Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$160	$—	$—	$160

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,842	$10	$—	$4,852	12%
At book value less surrender charge of 5% or more	17	—	—	17	—
At fair value	—	—	29,901	29,901	70

Total with adjustment or at fair value	4,859	10	29,901	34,770	82
At book value without adjustment (minimal or no charge or adjustment)	2,299	—	—	2,299	5
Not subject to discretionary withdrawal provision	5,516	—	68	5,584	13

Total group annuities reserves	12,674	10	29,969	42,653	100%

Less reinsurance ceded	794	—	—	794

Net group annuities reserves	$11,880	$10	$29,969	$41,859

	December 31 2024

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	207	—	—	207	26
Not subject to discretionary withdrawal provision	492	87	18	597	74

Total deposit-type contracts	699	87	18	804	100%

Less reinsurance ceded	6	—	—	6

Net deposit-type contracts	$693	$87	$18	$798

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount

Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$13,876
Exhibit 5, Supp contracts with life contingencies section, total (net)	940
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	693

Subtotal	15,509
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	90,994
Exhibit 3, Supp contracts with life contingencies section, total	597
Other contract deposit funds	105

Subtotal	91,696

Combined total	$107,205

	December 31 2023

Individual Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$316	$714	$—	$1,030	2%
At book value less surrender charge of 5% or more	919	—	—	919	1
At fair value	6	—	58,435	58,441	84

Total with adjustment or at fair value	1,241	714	58,435	60,390	87
At book value without adjustment (minimal or no charge or adjustment)	6,679	—	—	6,679	10
Not subject to discretionary withdrawal provision	1,723	—	488	2,211	3

Total individual annuity reserves	9,643	714	58,923	69,280	100%

Less reinsurance ceded	6,228	—	—	6,228

Net individual annuity reserves	$3,415	$714	$58,923	$63,052
Amount included in book value less surrender charge above that will move to book value without adjustment in the year after the statement date	$235	$—	$—	$235

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

Group Annuities:	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$4,104	$13	$—	$4,117	11%
At book value less surrender charge of 5% or more	20	—	—	20	—
At fair value	—	—	28,070	28,070	72

Total with adjustment or at fair value	4,124	13	28,070	32,207	83
At book value without adjustment (minimal or no charge or adjustment)	4,848	—	—	4,848	12
Not subject to discretionary withdrawal provision	1,846	—	64	1,910	5

Total group annuity reserves	10,818	13	28,134	38,965	100%

Less reinsurance ceded	864	—	—	864

Net group annuity reserves	$9,954	$13	$28,134	$38,101

	December 31 2023

Deposit-type contracts (no life contingencies):	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$—	$—	$—	$—	0%

Total with adjustment or at fair value	—	—	—	—	0
At book value without adjustment (minimal or no charge or adjustment)	220	—	—	220	27
Not subject to discretionary withdrawal provision	504	68	19	591	73

Total deposit-type contracts	724	68	19	811	100%

Less reinsurance ceded	8	—	—	8

Net deposit-type contracts	$716	$68	$19	$803

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Annuities section, total (net)	$12,438
Exhibit 5, Supp contracts with life contingencies section, total (net)	931
Exhibit 7, Deposit-type contracts, net balance at the end of the current year after reinsurance	716

Subtotal	14,085
Separate Accounts Annual Statement:
Exhibit 3, Annuities section, total	87,269
Exhibit 3, Supp contracts with life contingencies section, total	515
Other contract deposit funds	87

Subtotal	87,871

Combined total	$101,956

The amount of reserves on life products, by withdrawal characteristics, is summarized as follows:

	December 31 2024

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$296	$430
Universal life	12,610	12,060	14,295
Universal life with secondary guarantees	5,479	5,360	12,528
Indexed universal life with secondary guarantees	9,239	6,513	7,572
Other permanent cash value life insurance	2	4,797	7,142
Variable universal life	709	708	1,025
Not subject to discretionary withdrawal or no cash values
Term policies without cash value	—	—	8,007
Accidental death benefits	—	—	46
Disability - active lives	—	—	36
Disability - disabled lives	—	—	159
Miscellaneous reserves	—	—	1,578

Total (gross)	28,039	29,734	52,818
Reinsurance ceded	5,048	4,909	21,202

Total (net)	$22,991	$24,825	$31,616

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2024

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$690	$690	$690

Total (net)	$690	$690	$690

	December 31 2024

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,906	$8,904	$10,198

Total (net)	$8,906	$8,904	$10,198

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,839
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability - active lives section, total (net)	17
Exhibit 5, Disability - disabled lives section, total (net)	136
Exhibit 5, Miscellaneous reserves section, total (net)	599

Subtotal	31,616
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	10,888

Subtotal	10,888

Combined total	$42,504

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31 2023

	General Account

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$319	$462
Universal life	13,359	12,668	15,050
Universal life with secondary guarantees	5,929	5,819	12,845
Indexed universal life with secondary guarantees	7,773	5,385	6,486
Other permanent cash value life insurance	2	4,755	7,192
Variable universal life	681	680	1,002
Not subject to discretionary withdrawal or no cash values Term policies without cash value	—	—	8,024
Accidental death benefits	—	—	48
Disability - active lives	—	—	37
Disability - disabled lives	—	—	160
Miscellaneous reserves	—	—	1,604

Total (gross)	27,744	29,626	52,910
Reinsurance ceded	5,065	4,914	21,387

Total (net)	$22,679	$24,712	$31,523

	December 31 2023

	Separate Account - Guaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$684	$684	$684

Total (net)	$684	$684	$684

	December 31 2023

	Separate Account - Nonguaranteed

	Account Value	Cash Value	Reserve

Subject to discretionary withdrawal, surrender values, or policy loans:
Variable universal life	$8,003	$8,000	$9,208

Total (net)	$8,003	$8,000	$9,208

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Reconciliation to the Annual Statement:	Amount
Life & Accident & Health Annual Statement:
Exhibit 5, Life insurance section, total (net)	$30,751
Exhibit 5, Accidental death benefits section total (net)	25
Exhibit 5, Disability – active lives section, total (net)	16
Exhibit 5, Disability – disabled lives section, total (net)	137
Exhibit 5, Miscellaneous reserves section, total (net)	594

Subtotal	31,523
Separate Accounts Annual Statement:
Exhibit 3, Life insurance section, total	9,892

Subtotal	9,892

Combined total	$41,415

Separate Accounts

Information regarding the separate accounts of the Company as of and for the years ended December 31, 2024, 2023 and 2022 is as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2024	$—	$—	$10	$7,999	$8,009

Reserves for separate accounts as of December 31, 2024 with assets at:
Fair value	$—	$100	$—	$99,374	$99,474
Amortized cost	2,419	690	—	—	3,109

Total as of December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Reserves for separate accounts by withdrawal characteristics as of December 31, 2024:
With fair value adjustment	$2,419	$14	$—	$—	$2,433
At fair value	—	—	—	98,719	98,719
At book value without fair value adjustment and with current surrender charge of less than 5%	—	690	—	—	690

Subtotal	2,419	704	—	98,719	101,842
Not subject to discretionary withdrawal	—	86	—	655	741

Total separate account reserve liabilities at December 31, 2024	$2,419	$790	$—	$99,374	$102,583

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2023	$—	$—	$10	$6,075	$6,085

Reserves for separate accounts as of December 31, 2023 with assets at:
Fair value	$710	$85	$—	$96,283	$97,078
Amortized cost	—	684	—	—	684

Total as of December 31, 2023	$710	$769	$—	$96,283	$97,762

Reserves for separate accounts by withdrawal characteristics as of December 31, 2023:
With fair value adjustment	$710	$18	$—	$—	$728
At fair value	—	—	—	95,712	95,712
At book value without fair value adjustment and with current surrender charge of less than 5%	—	684	—	—	684

Subtotal	710	702	—	95,712	97,124
Not subject to discretionary withdrawal	—	68	—	571	639

Total separate account reserve liabilities at December 31, 2023	$710	$770	$—	$96,283	$97,763

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonindexed Guarantee Greater Than 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2022	$—	$—	$10	$7,663	$7,673

Reserves for separate accounts as of December 31, 2022 with assets at:
Fair value	$132	$75	$—	$89,360	$89,567
Amortized cost	—	677	—	—	677

Total as of December 31, 2022	$132	$752	$—	$89,360	$90,244

Reserves for separate accounts by withdrawal characteristics as of December 31, 2022:
With fair value adjustment	$132	$22	$—	$—	$154
At fair value	—	—	—	88,880	88,880
At book value without fair value adjustment and with current surrender charge of less than 5%	—	677	—	—	677

Subtotal	132	699	—	88,880	89,711
Not subject to discretionary withdrawal	—	53	—	479	532

Total separate account reserve liabilities at December 31, 2022	$132	$752	$—	$89,359	$90,243

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2024	2023	2022

Transfer as reported in the Summary of Operations of the separate accounts statement:
Transfers to separate accounts	$8,100	$6,167	$7,757
Transfers from separate accounts	(14,225)	(10,944)	(18,692)

Net transfers from separate accounts	(6,125)	(4,777)	(10,935)
Miscellaneous reconciling adjustments	(38)	(24)	(17)

Net transfers as reported in the Summary of Operations of the life, accident and health annual statement	$(6,163)	$(4,801)	$(10,952)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2024 and 2023, the Company’s separate account statement included legally insulated assets of $101,121 and $98,092, respectively. The assets legally insulated from general account claims at December 31, 2024 and 2023 are attributed to the following products:

	2024	2023

Group annuities	$28,064	$25,977
Variable annuities	61,483	61,550
Fixed universal life	727	725
Variable universal life	9,365	8,484
Variable life	1,367	1,277
Modified separate accounts	114	78
Registered market value annuity product - SPL	1	1

Total separate account assets	$101,121	$98,092

At December 31, 2024 and 2023, the Company held separate account assets not legally insulated from the general account in the amount of $2,373 and $760, respectively.

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. To compensate the general account for the risk taken, the separate account paid risk charges of $551, $570, $584, $579 and $565, to the general account in 2024, 2023, 2022, 2021 and 2020, respectively. During the years ended December 31, 2024, 2023, 2022, 2021 and 2020, the general account of the Company had paid $41, $63, $56, $45 and $75, respectively, toward separate account guarantees.

At December 31, 2024 and 2023, the Company reported guaranteed separate account assets at amortized cost in the amount of $2,784 and $710, respectively, based upon the prescribed practice granted by the State of Iowa as described in Note 2. These assets had a fair value of $2,699 and $649 at December 31, 2024 and 2023, respectively, which would have resulted in an unrealized gain/(loss) of ($86) and ($61), respectively, had these assets been reported at fair value.

The Company does not participate in securities lending transactions within the separate account.

7.	Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company coinsures up to 100% of select policies or reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

Premiums and annuity considerations include the following reinsurance amounts:

	Year Ended December 31
	2024	2023	2022

Direct premiums	$19,907	$16,262	$15,957
Reinsurance assumed - non affiliates	886	866	1,017
Reinsurance assumed - affiliates	(15)	(10)	5,366
Reinsurance ceded - non affiliates	(1,503)	(2,547)	(1,819)
Reinsurance ceded - affiliates	(591)	(5,055)	(708)

Net premiums earned	$18,684	$9,516	$19,813

The Company received reinsurance recoveries in the amount of $3,294, $3,327 and $3,764 during 2024, 2023 and 2022, respectively. At December 31, 2024 and 2023, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $858 and $853, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2024 and 2023 of $37,420 and $39,004, respectively, of which $16,315 and $16,868 were ceded to affiliates, respectively.

During 2024, 2023 and 2022, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $387 ($255 after tax), $684 ($429 after tax) and $869 ($574 after tax), respectively.

Effective December 31, 2023, the Company entered into a reinsurance agreement whereby the Company ceded fixed deferred annuity business to an affiliated entity, Transamerica Bermuda Re, Ltd. (TBRe). The Company paid a ceding commission of $138 in addition to reinsurance premiums of $4,394 in the form of a funds withheld payable and ceded $4,394 of statutory reserves. The transaction resulted in a pre-tax loss of $138, which has been included in the Statements of Operations.

Effective July 1, 2023, the Company ceded universal life with secondary guarantee (SGUL) insurance business to an unaffiliated entity. The Company paid considerations of $1,057 in assets and cash, ceded $1,436 of reserves and $555 of policy loans. After a $199 realized loss, the transaction resulted in a pre-tax gain of $179.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, LIICA Re II. As a result, the Company received $5 in cash and $114 in policyholder reserves. The transaction resulted in a pre-tax loss of $109 which has been included in the Statements of Operations.

Effective July 1, 2023, the Company recaptured a specific list of policies from an affiliate, Transamerica Pacific Re. As a result, the Company received $12 in cash and $33 in policyholder reserves. The transaction resulted in a pre-tax loss of $21 which has been included in the Statements of Operations.

On October 31, 2022, the Company executed an affiliated coinsurance arrangement, effective July 1, 2022, under which it assumes the remaining in force universal life business from TLB net of third-party reinsurance. The Company received consideration of $4,974 in the form of cash and

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

invested assets and assumed $5,543 in policy and contract reserves along with $6 in policy loans. After establishing a $432 IMR deferral related to the asset transfers, this transaction resulted in a pre-tax loss of $131 which was included in the Summary of Operations. This transaction is secured by a comfort trust equal to 100% of the Company’s U.S. statutory reserves.

Effective April 1, 2022, LIICA Re II, an affiliate, executed a recapture of a specific list of policies to the Company. The Company received consideration of $186 in the form of cash and recaptured policyholder reserves of $838. The transaction resulted in a pre-tax loss of $652 which was included in the Statements of Operations.

In January 2018, Scottish Re Group announced a sale and restructuring plan and commenced Chapter 11 (reorganization) procedures for some of its subsidiaries. In December 2018, the Delaware Department of Insurance began oversight procedures of Scottish Re (U.S.), Inc. (SRUS), with whom the Company is a counterparty for some of its reinsurance activities. SRUS was ordered into receivership for the purposes of rehabilitation on March 6, 2019. On May 16, 2019, the IID suspended the certificate of authority for SRUS but later clarified that reserve credit could be taken on reinsurance agreements entered into prior to the revocation date if a recovery analysis could be illustrated. The Company concluded it could not support a favorable recovery analysis and therefore did not take statutory reserve credit in its year-end 2022 financial statements. A loss contingency allowance was also established for the doubtful recoveries of billed and unbilled claims in the amount of $125 as of December 31, 2022. On July 19, 2023, a Motion for Liquidation of SRUS was granted, resulting in any related treaty coverage ending on September 30, 2023. The Company does not believe sufficient information is available at this time to be able to reasonably estimate any potential loss and has therefore reversed the previously established loss contingency allowance and reported gross receivables on billed and unbilled claims of $158 and $260 as of December 31, 2024, respectively, all of which have been fully non- admitted.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

8.	Income Taxes

The net deferred income tax asset at December 31, 2024 and 2023 and the change from the prior year are comprised of the following components:

	December 31, 2024
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,399	$209	$2,608
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,399	209	2,608
Deferred Tax Assets Nonadmitted	1,037	—	1,037

Subtotal (Net Deferred Tax Assets)	1,362	209	1,571
Deferred Tax Liabilities	527	271	798

Net Admitted Deferred Tax Assets (Liabilities)	$835	$(62)	$773

	December 31, 2023
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$2,492	$202	$2,694
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	2,492	202	2,694
Deferred Tax Assets Nonadmitted	1,023	—	1,023

Subtotal (Net Deferred Tax Assets)	1,469	202	1,671
Deferred Tax Liabilities	628	271	899

Net Admitted Deferred Tax Assets (Liabilities)	$841	$(69)	$772

	Ordinary	Change Capital	Total

Gross Deferred Tax Assets	$(93)	$7	$(86)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(93)	7	(86)
Deferred Tax Assets Nonadmitted	14	—	14

Subtotal (Net Deferred Tax Assets)	(107)	7	(100)
Deferred Tax Liabilities	(101)	—	(101)

Net Admitted Deferred Tax Assets (Liabilities)	$(6)	$7	$1

The Company recognized all of its deferred tax liabilities as of December 31, 2024 and 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2024	2023	Change

Deferred Tax Assets:
Ordinary
Policyholder reserves	$515	$777	$(262)
Investments	226	237	(11)
Deferred acquisition costs	721	699	22
Policyholder dividends accrual	6	5	1
Compensation and benefits accrual	43	42	1
Receivables - nonadmitted	136	143	(7)
Net operating loss carry-forward	331	171	160
Tax credit carry-forward	340	319	21
Other	81	99	(18)

Subtotal	2,399	2,492	(93)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,037	1,023	14

Admitted ordinary deferred tax assets	1,362	1,469	(107)
Capital
Investments	187	202	(15)
Net capital loss carry-forward	22	—	22
Other	—	—	—

Subtotal	209	202	7
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—

Admitted capital deferred tax assets	209	202	7

Admitted deferred tax assets	$1,571	$1,671	$(100)

	Year Ended December 31
	2024	2023	Change

Deferred Tax Liabilities:
Ordinary
Investments	$444	$463	$(19)
Policyholder reserves	68	146	(78)
Other	15	19	(4)

Subtotal	527	628	(101)
Capital
Investments	271	271	—
Other	—	—	—

Subtotal	271	271	—

Deferred tax liabilities	798	899	(101)

Net admitted deferred tax assets (liabilities)	$773	$772	$1

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

As a result of the 2017 Tax Cuts and Jobs Act, the Company’s tax reserve deductible temporary difference decreased by ($396). This change results in an offsetting $396 deductible temporary difference that will be amortized into taxable income evenly over the eight years subsequent to 2017. The remaining amortizable balance is included within the Policyholder Reserves line items above.

The Inflation Reduction Act was enacted during the third quarter 2022 reporting period on August 16, 2022. The act included a provision which subjects high earning corporate taxpayers to the Corporate Alternative Minimum Tax (CAMT). The Company is part of an affiliated group that determined it was a nonapplicable reporting entity for CAMT in 2024 or 2023. The Company has not included any impacts of the CAMT in the financial statements as of December 31, 2024.

As discussed in Note 2, for the years ended December 31, 2024 and 2023, the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2024
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	749	24	773
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	1,008	32	1,040
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	773
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	613	185	798

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,362	$209	$1,571

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31, 2023
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	736	36	772
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	986	48	1,034
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	772
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	733	166	899

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$1,469	$202	$1,671

		Change
	Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	13	(12)	1
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	22	(16)	6
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	1
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(120)	19	(101)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(107)	$7	$(100)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	December 31
	2024	2023

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	744%	722%

Amount of Adjusted Capital and Surplus Used To
Determine Recovery Period and Threshold

Limitation in 2(b)2 Above	$5,152	$5,146

The impact of tax planning strategies at December 31, 2024 and 2023 was as follows:

	December 31, 2024
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	2%	0%	2%

	December 31, 2023
	Ordinary	Capital	Total
	Percent	Percent	Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	13%	0%	13%

The Company’s tax planning strategies include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2024	2023	Change

Current Income Tax

Federal	$(59)	$75	$(134)

Subtotal	(59)	75	(134)
Federal income tax on net capital gains	—	(106)	106

Federal and foreign income taxes incurred	$(59)	$(31)	$(28)

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

	Year Ended December 31
	2023	2022	Change

Current Income Tax

Federal	$75	$(80)	$155

Subtotal	75	(80)	155
Federal income tax on net capital gains	(106)	(45)	(61)

Federal and foreign income taxes incurred	$(31)	$(125)	$94

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income before tax as follows:

	Year Ended December 31
	2024	2023	2022

Current income taxes incurred	$(59)	$(31)	$(125)

Change in deferred income taxes	5	(149)	(702)
(without tax on unrealized gains and losses)

Total income tax reported	$(54)	$(180)	$(827)

Income before taxes	$751	$312	$(3,207)
Federal statutory tax rate	21.00%	21.00%	21.00%

Expected income tax expense (benefit) at statutory rate	$158	$66	$(673)

Increase (decrease) in actual tax reported resulting from:

Pre-tax income of disregarded subsidiaries	$11	$6	$24
Dividends received deduction	(128)	(127)	(98)
Tax-exempt income	(4)	(4)	(3)
Nondeductible expenses	5	3	5
Pre-tax items reported net of tax	(52)	(97)	(201)
Tax credits	(27)	(21)	(29)
Prior period tax return adjustment	24	(18)	22
Change in statutory valuation allowance	—	—	(11)
Deferred tax change on other items in surplus	(38)	13	140
Other	(3)	(1)	(3)

Total income tax reported	$(54)	$(180)	$(827)

The Company’s federal income tax return is consolidated with other includible affiliated companies. Please see the listing of companies in Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service (IRS). A tax return has not been filed for 2024.

The amounts, origination dates and expiration dates of operating loss and tax credit carryforwards available for tax purposes:

Description	Amount	Origination Dates	Expiration Dates

Operating Loss	$637	12/31/2022	N/A
Operating Loss	940	12/31/2024	N/A

Operating Loss Total	$1,577

Foreign Tax Credit	$5	12/31/2021	12/31/2031
Foreign Tax Credit	13	12/31/2022	12/31/2032
Foreign Tax Credit	13	12/31/2024	12/31/2034

Foreign Tax Credit Total	$31

General Business Credit	$20	12/31/2009	12/31/2029
General Business Credit	26	12/31/2011	12/31/2031
General Business Credit	32	12/31/2012	12/31/2032
General Business Credit	40	12/31/2013	12/31/2033
General Business Credit	25	12/31/2014	12/31/2034
General Business Credit	56	12/31/2015	12/31/2035
General Business Credit	7	12/31/2016	12/31/2036
General Business Credit	9	12/31/2017	12/31/2037
General Business Credit	6	12/31/2018	12/31/2038
General Business Credit	8	12/31/2019	12/31/2039
General Business Credit	14	12/31/2020	12/31/2040
General Business Credit	17	12/31/2021	12/31/2041
General Business Credit	19	12/31/2022	12/31/2042
General Business Credit	16	12/31/2023	12/31/2043
General Business Credit	14	12/31/2024	12/31/2044

General Business Credit Total	$309

The Company has net capital loss carryforwards which expire as follows: 2029, $103.

The Company did not have any income tax expense available for recoupment in the event of future losses for December 31, 2024, 2023 and 2022.

The Company did not have any deposits admitted under Internal Revenue Code Section 6603 for December 31, 2024 and 2023.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The total amount of the unrecognized tax benefits that if recognized would affect the effective income tax rate:

Unrecognized Tax Benefits
Balance at January 1, 2023	$18
Tax positions taken during prior period	—

Balance at December 31, 2023	$18
Tax positions taken during prior period	—

Balance at December 31, 2024	$18

The Company is not subject to the repatriation transition tax.

The Company did not have any alternative minimum tax credit carryovers as of December 31, 2024 and 2023.

The Company classifies interest and penalties related to income taxes as income tax expense. The amount of interest and penalties accrued on the Balance Sheets as income taxes includes the following:

	Interest	Penalties	Total payable (receivable)

Balance at January 1, 2022	$1	$—	$1
Interest expense (benefit)	1	—	1
Cash received (paid)	—	—	—

Balance at December 31, 2022	$2	$—	$2
Interest expense (benefit)	2	—	2
Cash received (paid)	(1)	—	(1)

Balance at December 31, 2023	$3	$—	$3
Interest expense (benefit)	1	—	1
Cash received (paid)	(2)	—	(2)

Balance at December 31, 2024	$2	$—	$2

The IRS completed its examination for 2009 through 2013 for which is currently at appeals with a refund pending Joint Committee on Taxation approval. The IRS opened an exam for the 2014 through 2018 amended tax returns. Federal income tax returns filed in 2019, 2021 through 2023 remain open, subject to potential future examination. The statute of limitations for all other tax years have been closed. The Company believes there are adequate defenses against, or sufficient provisions established related to any open or contested tax positions.

9.	Capital and Surplus

The Company has authorized 1,000,000 common stock shares at $10 per share par value, of which 676,190 shares were issued and outstanding at December 31, 2024 and 2023.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends and other distributions to its parent companies. Total distributions, within the preceding 12-month period, are generally limited to the greater of (a) 10 percent of surplus as regards to policyholders as of the preceding December 31, or (b) statutory net gain from operations for the

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

preceding year. Dividend payments are further limited by the availability of unassigned funds at the time of the payment. Iowa law grants the Commissioner authority to approve, or in some cases non-disapprove, distributions requested in excess of these limitations.

On December 21, 2022, the Company purchased 250,000 shares of TBRe to become its sole shareholder. TBRe received additional capital contributions from the Company of $490 and $10 on December 29, 2023 and December 21, 2022, respectively.

On December 19, 2024, the Company paid an ordinary common stock dividend of $150 to CGC.

On June 20, 2024, the Company paid an ordinary common stock dividend of $265 to CGC.

On December 14, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On November 9, 2023, the Company received a return of capital of $267 from TLB.

On September 29, 2023, the Company paid an ordinary common stock dividend of $200 to CGC.

On June 21, 2023, the Company paid an ordinary common stock dividend of $300 to CGC.

On March 30, 2023, the Company paid an ordinary common stock dividend of $58 to CGC.

On December 15, 2022, the Company paid an ordinary common stock dividend of $275 to CGC.

On June 30, 2022, the Company received a return of contributed surplus of $165 from LIICA Re II.

On June 21, 2022, the Company paid an ordinary common stock dividend of $150 to CGC.

On March 29 2022, the Company received a capital contribution of $100 from CGC.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on various risk factors. At December 31, 2024 and 2023, the Company met the minimum RBC requirements.

The Company held special surplus funds in the amount of $883 and $445, as of December 31, 2024 and 2023, respectively, for derivatives hedging variable annuity guarantees as required under SSAP No. 108.

The Company held special surplus funds in the amount of $160 and $71, as of December 31, 2024 and 2023, respectively, for admitted disallowed IMR as required under INT 23-01.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

10.	Securities Lending

The Company participates in an agent-managed securities lending program in which the Company primarily loans out US Treasuries and other bonds. The Company receives collateral equal to 102% of the fair value of the loaned government or other domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or other domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2024 and 2023, respectively, securities with a fair value of $1,394 and $1,967 were on loan under securities lending agreements. At December 31, 2024 and 2023, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $1,667 and $2,292 at December 31, 2024 and 2023, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2024	2023

Open	$1,667	$2,292

Total collateral received	$1,667	$2,292

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2024		2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$130	$130	$105	$105
30 days or less	658	658	938	938
31 to 60 days	263	263	562	562
61 to 90 days	318	318	84	84
91 to 120 days	105	105	296	296
121 to 180 days	150	150	307	307
181 to 365 days	43	43	—	—

Total	1,667	1,667	2,292	2,292
Securities received	—	—	—	—

Total collateral reinvested	$1,667	$1,667	$2,292	$2,292

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

For securities lending, the Company’s source of cash used to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $1,671 (fair value of $1,667) that are currently tradable securities that could be sold and used to pay for the $1,667 in collateral calls that could come due under a worst-case scenario.

11.	Retirement and Compensation Plans

Defined	Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will contribute an amount up to four percent of the participant’s eligible earnings per the plan’s matching formula. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974 (ERISA), as amended. Benefits expense of $21, $18 and $18 was allocated to the Company for the years ended December 31, 2024, 2023 and 2022, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by TA Corp. Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on the employee’s eligible compensation. The plan provides benefits based on a cash balance formula. The plan is subject to the reporting and disclosure requirements of the ERISA.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory. The benefits are based on the employee’s eligible compensation. The plans provide benefits based on a cash balance formula. The plans are unfunded and nonqualified under the IRS Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense related to both the qualified defined pension plan and the supplemental retirement plans is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 102, Pensions. Pension expenses were $13, $11 and $17 for the years ended December 31, 2024, 2023 and 2022, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plans. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

companies based on IAS 19 and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP No. 92, Postretirement Benefits Other Than Pensions. The Company’s allocation of postretirement expenses was $2, $4 and $4 for the years ended December 31, 2024, 2023 and 2022, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2024, 2023 and 2022 was insignificant.

12.	Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. Effective August 1, 2020, the Company, and an affiliate, Transamerica Financial Life Insurance Company (TFLIC), entered into a Shared Services and Cost Sharing Agreement for both parties to provide accounting, administrative, and other advisory services in accordance with the agreement. The agreement, filed and approved by the IID, replaces prior agreements between the entities. The amount received by the Company as a result of being a party to these agreements was $1,083, $621 and $564 during 2024, 2023 and 2022, respectively. The amount paid as a result of being a party to these agreements was $647, $619 and $605 during 2024, 2023 and 2022, respectively. Fees charged between affiliates approximate their cost.

The Company is party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors (AURA), LLC whereby AURA serves as the administrator and advisor for the Company’s mortgage loan operations. The Company paid $29, $30 and $31 for these services during 2024, 2023 and 2022, respectively.

The Company is party to an Investment Management Agreement with AEGON USA Investment Management (AUIM), LLC whereby AUIM acts as a discretionary investment manager for the Company. The Company paid $98, $98 and $89 for these services during 2024, 2023 and 2022, respectively.

The Company has an administration service agreement with Transamerica Asset Management to provide administrative services to the Transamerica Series Trust. The Company received $119, $115 and $130 for these services during 2024, 2023 and 2022, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $23, $10 and $6 for the years ended December 31, 2024, 2023 and 2022, respectively.

Receivables from (payables to) affiliates and intercompany borrowings bear interest at the thirty- day commercial paper rate. During 2024, 2023 and 2022, the Company received (paid) net

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

interest of ($28), ($21) and ($5) from (to) affiliates, respectively. At December 31, 2024 and 2023, respectively, the Company reported net receivables (payables) from (to) affiliates of $239 and $629. Terms of settlement require that these amounts are settled within 90 days of quarter- end per the requirements of SSAP No. 25, Affiliates and Other Related Parties.

At December 31, 2024, the Company had short-term intercompany notes receivables of $550 as follows:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$275	March 27, 2025	5.33%
TA Corp	25	April 26, 2025	5.33
TA Corp	75	June 21, 2025	5.30
TA Corp	75	June 25, 2025	5.30
ULI Funding LLC	100	December 30, 2025	4.70

At December 31, 2023, the Company had short-term intercompany notes receivables of $350 as follows:

Receivable from	Amount	Due By	Interest Rate
TA Corp	$175	March 27, 2024	4.61%
TA Corp	75	June 21, 2024	5.15
ULI Funding LLC	100	December 30, 2024	5.29

At December 31, 2024 and 2023, the Company had no short-term intercompany notes payable.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company utilizes the look-through approach in valuing its investment in the following entities.

Book Adjusted Carrying Value
Real Estate Alternatives Portfolio 2, LLC	$—
Real Estate Alternatives Portfolio 3, LLC	13
Real Estate Alternatives Portfolio 4 HR, LLC	221
Real Estate Alternatives Portfolio 4 MR, LLC	7
Aegon Workforce Housing Fund 2, L.P.	177
Aegon Workforce Housing Fund 3, L.P.	15
Natural Resources Alternatives Portfolio I, LLC	271
Natural Resources Alternatives Portfolio II, LLC	171
Natural Resources Alternatives Portfolio 3, LLC	246
TA Private Equity Assets LLC	329
Zero Beta Fund, LLC	5
TA-APOP I, LLC	206
TA-APOP I-A, LLC	66

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97 entities and/or non-SCA SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, entities owned by these entities. All liabilities, commitments, contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables show the disclosures for all SCA investments, except 8bi entities, Balance Sheets value (admitted and nonadmitted) and the NAIC responses for the SCA filings as of December 31, 2024 and 2023:

December 31, 2024
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	149	149	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$149	$149	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$434	$434	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$434	$434	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$583	$583	$—

Aggregate Total	XXX	$583	$583	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8a Entities	XXX	$—	$—	$—

SSAP No. 97 8b(ii) Entities
None	—%	$—	$—	$—

Total SSAP No. 97 8b(ii) Entities	XXX	$—	$—	$—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	73%	$—	$—	$—
AEGON Financial Services Group, Inc.	100	—	—	—
Garnet Assurance Corporation	100	—	—	—
Garnet Assurance Corporation III	100	—	—	—
Life Investors Alliance LLC	100	—	—	—
Real Estate Alternatives Portfolio 3A, Inc.	91	—	—	—
Transamerica Asset Management, Inc.	77	136	136	—
Transamerica Fund Services, Inc.	44	—	—	—

Total SSAP No. 97 8b(iii) Entities	XXX	$136	$136	$—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	100%	$415	$415	$—

Total SSAP No. 97 8b(iv) Entities	XXX	$415	$415	$—

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$551	$551	$—

Aggregate Total	XXX	$551	$551	$—

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table shows the NAIC responses for the SCA filings (except 8bi entities):

December 31, 2024

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	11/4/2024	136	Y	N	I
Transamerica Fund Services, Inc.	NA			—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$136	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	S2	11/4/2024	$502	Y	N	I

Total SSAP No. 97 8b(iv) Entities	—	—	$502	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$638	—	—	—

Aggregate Total	—	—	$638	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Received Amount (1)	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code **
SSAP No. 97 8a Entities
None			$—	—	—	—

Total SSAP No. 97 8a Entities	—	—	$—	—	—	—

SSAP No. 97 8b(ii) Entities
None			$—	—	—	—

Total SSAP No. 97 8b(ii) Entities	—	—	$—	—	—	—

SSAP No. 97 8b(iii) Entities
AEGON Direct Marketing Services, Inc.	NA		$—	—	—	I
AEGON Financial Services Group, Inc.	NA		—	—	—	I
Garnet Assurance Corporation	NA		—	—	—	I
Garnet Assurance Corporation III	NA		—	—	—	I
Life Investors Alliance LLC	NA		—	—	—	I
Real Estate Alternatives Portfolio 3A, Inc.	NA		—	—	—	I
Transamerica Asset Management, Inc.	S2	10/25/2023	124	Y	N	I
Transamerica Fund Services, Inc.	NA		—	—	—	I

Total SSAP No. 97 8b(iii) Entities	—	—	$124	—	—	—

SSAP No. 97 8b(iv) Entities
Transamerica Bermuda Re, Ltd.	NA		$—	—	—	I

Total SSAP No. 97 8b(iv) Entities	—	—	$—	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$124	—	—	—

Aggregate Total	—	—	$124	—	—	—

*S1 - Sub1, S2 - Sub2 or RDF - Resubmission of Disallowed Filing

** I - Immaterial or M - Material

(1) NAIC Valuation Amount is as of the Filing Date to the NAIC

The Company reports an investment in the following insurance SCAs for which the reported statutory equity reflects a departure from NAIC SAP. Each of the insurance SCAs listed in the table below reflects an admitted asset, equal to the value of the excess of loss reinsurance asset provided by an unaffiliated company, whereas this would not be an admitted asset recognized by SSAP No. 4, Assets and Non Admitted Assets.

LIICA Re II	Excess of loss reinsurance asset
TPRe	Excess of loss reinsurance asset

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has two Limited Purpose Subsidiaries (LPS) with prescribed practices whereby under Iowa Administrative Code 191-99.11(3), the LPS are entitled to admit the following assets that would not be admissible under the NAIC SAP:

TORI	Credit linked note
TLIC Watertree Reinsurance, Inc. (TWRI)	Excess of loss reinsurance asset

The monetary effect on net income and surplus as a result of using an accounting practice that differed from NAIC SAP, the amount of the investment in the insurance SCA per reported statutory equity, and amount of the investment if the insurance SCA has completed statutory financial statements in accordance with the NAIC SAP. The SCAs are valued in the Company’s financial statements at zero in accordance with SSAP No. 97.

	Monetary Effect on NAIC SAP		Amount of Investment
SCA Entity (Investments in Insurance SCA Entities)	Net Income Increase (Decrease)	Surplus Increase (Decrease)	Per Reported Statutory Equity	If the Insurance SCA Had Completed Statutory Financial Statements*
LIICA Re II	$—	$(1,639)	$260	$—
TPRe	—	(1,385)	235	—
TORI	—	(3,257)	1,032	—
TWRI	—	(1,359)	665	—

*Per AP&P Manual (without permitted or prescribed practices)

Had the above SCA entities not been permitted to recognize the excess of loss reinsurance assets or the credit linked note as admitted assets in the financial statements, the risk-based capital would have been below the control level which would have triggered a regulatory event.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 7.

Information regarding the Company’s affiliated guarantees is available in Note 14.

13. Managing General Agents and Third-Party Administrators

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. There were no MGA’s/TPA’s that wrote premiums in excess of 5% of the Company’s surplus.

14. Commitments and Contingencies

At December 31, 2024 and 2023, the Company has mortgage loan commitments of $179 and $437, respectively.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The Company has commitments of $812 and $904, as of December 31, 2024 and 2023, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $2 and $2, respectively.

The Company leases office buildings and equipment under various non-cancelable operating lease agreements. Rental expense for the years 2024 and 2023 was $13 and $11, respectively.

Private placement commitments outstanding as of December 31, 2024 and 2023 were $238 and $90, respectively.

The Company did not sell any “to-be-announced” (TBA) securities as of December 31, 2024 and 2023.

The Company may pledge cash as collateral for derivative transactions. When cash is pledged as collateral, it is derecognized and a receivable is recorded to reflect the eventual return of that cash by the counterparty. The amount of cash collateral pledged by the Company as of December 31, 2024 and 2023, respectively, was $466 and $361.

At December 31, 2024 and 2023, securities in the amount of $114 and $87, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s Balance Sheets as the Company does not have the ability to sell or repledge the collateral.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides the nature and circumstances of guarantee as of December 31, 2024 and 2023:

Nature and Circumstances of Guarantee	Liability Recognition of Guarantee	Ultimate Financial Statement Impact if Action Under the Guarantee is Required	Maximum Potential Amount of Future Payments (Undiscounted) the Guarantor Could be Required to Make Under the Guarantee	Current Status of Payment or Performance Risk of Guarantees

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years.	$ —	Payment would impact Investment Expenses, which will ultimately roll up to Net investment income.	$ —	No payments required as of December 31, 2024. Current assessment of risk of making payments under guarantees is remote.

The Company has guaranteed to the Hong Kong Insurance Authority that it will provide the financial support to TLB for maintaining TLB’s solvency at all times so as to enable TLB to promptly meet its obligations and liabilities. If at any time the value of TLB’s assets do not exceed its liabilities by the prevailing acceptable level of solvency, the Company will increase the paid up share capital of TLB or provide financial assistance to TLB to maintain the acceptable level of solvency. An acceptable level of solvency is net assets at one hundred and fifty percent of the required margin of solvency as stipulated under the Insurance Companies (Margin of Solvency) Regulation.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	Unlimited	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has guaranteed that TLB will (1) maintain tangible net worth of at least equal to the greater of 165% of S&P’s Risk-Based Capital and the minimum required by regulatory authorities in all jurisdictions in which TLB operates, (2) have, at all times, sufficient cash to pay all contractual obligations in a timely manner and (3) have a maximum operating leverage ratio of 20 times. The Company can terminate this agreement upon thirty days written notice, but not until TLB attains a rating from S&P’s the same as without the support from this agreement, or the entire book of TLB business is transferred provided that it is transferred to an entity with a rating from S&P that is the same as or better than the Company’s then current rating or AA, whichever is lower.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	Unlimited	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Singapore Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	140	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

The Company has provided a guarantee to TLB’s Hong Kong Branch policyholders. If TLB fails to pay a valid claim solely by reason of it becoming insolvent as defined by Bermuda law, then the Company shall pay directly to the policy owner or named beneficiary the amount of the valid claim.	Exempt. Guarantee is on behalf of a wholly owned subsidiary.	None. Capital contributions to wholly owned subsidiaries would not affect the Company’s financial position.	128	None pending as of December 31, 2024. The current assessment of risk of making payments under these guarantees is remote.

Total	$ —		$ 268

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2024 and 2023:

			December 31
		2024		2023

Aggregate maximum potential of future payments of all guarantees (undiscounted)	$		268	$238

Current liability recognized in financial statements:
Noncontingent liabilities			—	—

Contingent liabilities			—	—

Ultimate financial statement impact if action required:
Investments in SCA			268	238
Other			—	—

Total impact if action required	$		268	$238

During 2019, the Company entered into an agreement with AURA, LLC to commit to purchase certain tax credit investments up to a maximum of $100,000. Under the terms of the agreement, the Company provides certain commitments to purchase tax credit investments that are part of tax credit funds in the event certain conditions are met. The Company acquired one tax credit investments during 2024 or 2023 under this agreement. As of December 31, 2024 and 2023, there is $48 and $24 committed to these purchases.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company establishes the option to access funds through secured borrowing arrangements with the FHLB. It is part of the Company’s strategy to utilize these funds for asset and liability management and other strategic initiatives. The Company has determined the actual/estimated long-term maximum borrowing capacity as $5,320 and $5,601 at December 31, 2024 and 2023, respectively. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2024	2023

Membership Stock:
Class A	$—	$—
Class B	10	10
Activity Stock	68	78
Excess Stock	—	—

Total	$78	$88

At December 31, 2024 and 2023, membership stock (Class A and B) eligible for redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2024
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years

December 31, 2023
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10

Total	$—	$—	$—	$10

At December 31, 2024 and 2023, the amount of collateral pledged and the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value

December 31, 2024
Total Collateral Pledged	$3,433	$3,956
Maximum Collateral Pledged	3,995	4,603

	Fair Value	Carry Value

December 31, 2023
Total Collateral Pledged	$3,452	$3,937
Maximum Collateral Pledged	4,803	5,290

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

At December 31, 2024 and 2023, the borrowings from the FHLB were as follows:

	December 31,
	2024	2023

	General	General
	Account	Account

Debt [1]	$1,500	$1,725

Total	$1,500	$1,725

[1]	The maximum amount of borrowing during 2024 and 2023 was $1,725 and $2,300, respectively.

As of December 31, 2024, the weighted average interest rate on FHLB advances was 4.415% with a weighted average term of 0.9 years. As of December 31, 2023, the weighted average interest rate on FHLB advances was 4.627% with a weighted average term of 2.0 years.

At December 31, 2024 and 2023, the borrowings from the FHLB were not subject to prepayment penalties.

The Company has issued synthetic GIC primarily to tax-qualified institutional entities such as 401(k) plans and other retirement plans and college savings plans with a book value totaling $32,000 and $50,150 as of December 31, 2024 and 2023, respectively. In a synthetic GIC, the Company generally guarantees book value withdrawals by plan participants from plan-owned assets by paying the difference between book value and the fair value of those assets in the event the book value exceeds fair value upon termination. The Company mitigates the related investment risk through certain contractual provisions and approval of the investment guidelines applicable to the plan-owned assets. Funding requirements to date have been minimal and management does not anticipate future funding requirements having a material financial impact. As of December 31, 2024 and 2023, the related reserves are $0 and $2, respectively.

The Company may be a party to legal proceedings involving a variety of issues incidental to its business, including class action lawsuits. Lawsuits may be brought in any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given their complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, damages arising from such demands are typically not material to the Company’s financial position.

The Company was named in two class actions relating to increases in monthly deduction rates (MDR) on universal life products in 2015 to 2016 and 2017 to 2018, respectively, as well as several individual lawsuits. The Company settled these two class actions, one in March 2019 and one in June 2021. All remaining exposures were settled during the first quarter of 2024, therefore the Company held no provision for this class action at December 31, 2024.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s Balance Sheets. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $14 and $8 and an offsetting premium tax benefit $9 and $6 at December 31, 2024 and 2023, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund (benefit) expense was $10, $0 and $3 for the years ended December 31, 2024, 2023 and 2022, respectively.

15.  Sales, Transfers, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company is party to municipal repurchase agreements which were established via bilateral trades and accounted for as secured borrowings. For municipal repurchase agreements, the Company rigorously manages asset/liability risks via an integrated risk management framework. The Company’s liquidity position is monitored constantly, and factors heavily in the management of the asset portfolio. Projections comparing liquidity needs to available resources in both adverse and routine scenarios are refreshed monthly. The results of these projections on time horizons ranging from 16 months to 24 months are the basis for the near-term liquidity planning. This liquidity model excludes new business (non applicable for the spread business), renewals and other sources of cash and assumes all liabilities are paid off on the earliest dates required. Interest rate risk is carefully managed, in part through rigorously defined and monitored derivatives programs.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

The following tables provide information on the securities sold under the municipal repurchase agreements for four quarters of 2024 and 2023:

December 31, 2024

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$315
Fair Value	$200	$266	$323	$320
Ending Balance
BACV	XXX	XXX	XXX	$306
Fair Value	$200	$266	$323	$308

December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
BACV	XXX	XXX	XXX	$685
Fair Value	$273	$249	$662	$623
Ending Balance
BACV	XXX	XXX	XXX	$156
Fair Value	$198	$249	$662	$157

		2024			2023

	NAIC 1	NAIC 2	Total	NAIC 1	NAIC 2	Total

Bonds - BACV	$ 257	$49	$306	$143	$13	$156
Bonds - FV	259	50	309	144	13	157

These securities have maturity dates that range from February 15, 2025 to November 1, 2066.

The following table provides information on the cash collateral received and liability to return collateral under the municipal repurchase agreements for four quarters of 2024 and 2023:

December 31, 2024

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount
Cash	$154	$197	$221	$113
Ending Balance (1)
Cash	$154	$197	$80	$113

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

Transamerica Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Millions, Except per Share amounts)

December 31, 2023
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Maximum Amount Cash	$147	$186	$536	$508
Ending Balance (1) Cash	$147	$186	$536	$110

(1)	The remaining collateral held was greater than 90 days from contractual maturity.

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2024, the Company had no dollar repurchase agreements. At December 31, 2023, the Company had dollar repurchase agreements outstanding in the amount of $11, which is included in borrowed money on the Balance Sheets. Those amounts included no accrued interest at December 31, 2023. At December 31, 2023, securities with a book value of $11 and a fair value of $11 were subject to dollar repurchase agreements. The Company does not have the legal right to recall or substitute the underlying assets prior to the transaction’s scheduled termination. Upon scheduled termination, the counterparty is obligated to return substantially similar assets.

The contractual maturities of the dollar repurchase agreement positions are as follows:

	Fair Value

	2024	2023

Open	$—	$11
Securities received	—	—

Total collateral received	$—	$11

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The Company sold and reacquired one security with an NAIC designation 3 or below within 30 days of the sale date resulting in an insignificant amount during 2024.

16.	Subsequent Events

The financial statements are adjusted to reflect events that occurred between the Balance Sheets date and the date when the financial statements are available to be issued, provided they give evidence of conditions that existed at the Balance Sheets date (Type I). Events that are indicative of conditions that arose after the Balance Sheets date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2024 through April 11, 2025.

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2024
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Direct Marketing Services Inc	42-1470697
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA	20-5023693
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Ironwood Re Corp	47-1703149
LIICA RE II	20-5927773
Money Services Inc	42-1079580
Monumental General Administrators Inc	52-1243288
Pearl Holdings Inc I	20-1063558
Pearl Holdings Inc II	20-1063571
Real Estate Alternatives Portfolio 3A Inc	20-1627078
River Ridge Insurance Company	20-0877184
Stonebridge Benefit Services Inc	75-2548428
TLIC Oakbrook Reinsurance Inc.	47-1026613
TLIC Watertree Reinsurance, Inc.	81-3715574
Transamerica Affordable Housing Inc	94-3252196
Transamerica Asset Management	59-3403585
Transamerica Bermuda Re, Ltd	98-1701849
Transamerica Capital Inc	95-3141953
Transamerica Casualty Insurance Company	31-4423946
Transamerica Corporation (OREGON)	98-6021219

Transamerica Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2024
Entity Name	FEIN
Transamerica Finance Corporation	95-1077235
Transamerica Financial Advisors	59-2476008
Transamerica Financial Life Insurance Company	36-6071399
Transamerica Fund Services Inc	59-3403587
Transamerica Investors Securities Corp	13-3696753
Transamerica Life Insurance Company	39-0989781
Transamerica Pacific Re, Inc.	85-1028131
Transamerica Resources Inc	52-1525601
Transamerica Stable Value Solutions Inc	27-0648897
Transamerica Trust Company	42-0947998
United Financial Services Inc	52-1263786
World Fin Group Ins Agency of Massachusetts Inc	04-3182849
World Financial Group Inc	42-1518386
World Financial Group Ins Agency of Hawaii Inc	99-0277127
World Financial Group Insurance Agency of WY Inc	42-1519076
Zahorik Company Inc	95-2775959
Zero Beta Fund LLC	26-1298094

Statutory-Basis Financial

Statement Schedules

Report of Independent Auditors

The Board of Directors

Transamerica Life Insurance Company

We have audited the statutory-basis financial statements of Transamerica Life Insurance Company (the Company) as of December 31, 2024 and for the year then ended, and have issued our report thereon dated April 10, 2025. Our audit of the statutory-basis financial statements included the financial statement supplementary information, which includes Schedule I Summary of Investments – Other Than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV - Reinsurance (the “supplementary information”). These schedules are the responsibility of Transamerica Life Insurance Company’s management. Our responsibility is to express an opinion on Transamerica Life Insurance Company’s supplementary information based on our audit.

In our opinion, the supplementary information present fairly, in all material respects, the information set forth therein when considered in conjunction with the statutory-basis financial statements.

/s/ Ernst & Young LLP

Philadelphia, PA

April 10, 2025

Transamerica Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Millions)

December 31, 2024

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities

Bonds:

United States government and government agencies and authorities	$ 4,442	$ 3,904	$ 5,188

States, municipalities and political subdivisions	2,393	1,954	2,393

Foreign governments	808	710	808

Hybrid securities	230	230	230

All other corporate bonds	40,974	37,742	40,897

Preferred stocks	45	44	44

Total fixed maturities	48,892	44,584	49,560

Equity securities

Common stocks:

Industrial, miscellaneous and all other	88	90	90

Total equity securities	88	90	90

Mortgage loans on real estate	8,885		8,885

Real estate	39		39

Policy loans	2,239		2,239

Other long-term investments	1,201		1,201

Receivable for securities	10		10

Receivable for derivative cash collateral posted to counterparty	466		466

Securities lending	1,667		1,667

Cash, cash equivalents and short-term investments	1,394		1,394

Total investments	$ 64,881		$ 65,551

(1)	Equity securities are reported at original cost. Fixed maturities are reported at original cost reduced by repayments and adjusted for amortization of premiums and accrual of discounts.

(2)	Bonds of $30 are held at fair value rather than amortized cost. Preferred stock of $43 are held at fair value.

Transamerica Life Insurance Company

Supplementary Insurance Information

(Dollars in Millions)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2024
Individual life	$ 30,043	$ —	$ 576	$ 3,384	$ 1,923	$ 4,860	$ 1,410
Individual health	6,304	100	306	625	391	943	196
Group life and health	2,404	17	130	833	158	517	345
Annuity	14,816	—	36	13,842	1,211	19,311	(5,173)

	$ 53,567	$ 117	$ 1,048	$ 18,684	$ 3,683	$ 25,631	$ (3,222)

Year ended December 31, 2023
Individual life	$ 29,961	$ —	$493	$ 2,410	$ 1,882	$ 2,870	$ 1,808
Individual health	6,083	105	317	665	382	807	221
Group life and health	2,455	19	124	788	134	520	370
Annuity	13,873	—	49	5,653	1,199	10,215	(4,060)

	$ 52,372	$ 124	$ 983	$ 9,516	$ 3,597	$ 14,412	$ (1,661)

Year ended December 31, 2022
Individual life	$ 30,960	$ —	$580	$ 8,576	$ 1,626	$ 9,716	$1,201
Individual health	5,993	112	327	710	406	822	226
Group life and health	2,469	21	128	806	170	509	360
Annuity	18,401	—	63	9,721	1,095	21,481	(10,034)

	$ 57,823	$ 133	$ 1,098	$ 19,813	$ 3,297	$ 32,528	$ (8,247)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

Transamerica Life Insurance Company

Reinsurance

(Dollars in Millions)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2024
Life insurance in force	$ 805,576	$ 494,708	$ 234,794	$ 545,662	43%

Premiums:
Individual life	$ 4,495	$ 1,971	$ 860	$ 3,384	25%
Individual health	673	53	5	625	1
Group life and health	886	54	1	833	0
Annuity	13,853	16	5	13,842	0

	$ 19,907	$ 2,094	$ 871	$ 18,684	5%

Year ended December 31, 2023
Life insurance in force	$ 798,119	$ 540,679	$ 262,185	$ 519,625	50%

Premiums:
Individual life	$ 4,598	$ 3,029	$ 841	$ 2,410	35%
Individual health	717	58	6	665	1
Group life and health	898	112	2	788	0
Annuity	10,049	4,403	7	5,653	0

	$ 16,262	$ 7,602	$ 856	$ 9,516	9%

Year ended December 31, 2022
Life insurance in force	$ 776,124	$ 616,800	$ 319,443	$ 478,767	67%

Premiums:
Individual life	$ 4,547	$ 2,316	$ 6,345	$ 8,576	74%
Individual health	758	60	12	710	2
Group life and health	927	135	14	806	2
Annuity	9,725	16	12	9,721	0

	$ 15,957	$ 2,527	$ 6,383	$ 19,813	32%

FINANCIAL STATEMENTS

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Years Ended December 31, 2024 and 2023

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Financial Statements

Years Ended December 31, 2024 and 2023

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and

Contract Owners of Transamerica Corporate Separate Account Sixteen

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the table below that comprise Transamerica Corporate Separate Account Sixteen (the Separate Account), as of December 31, 2024, the related statements of operations and changes in net assets for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Subaccounts

American Funds - Global Small Cap Class 2 Shares (1)	PIMCO All Asset Administrative Class (1)

American Funds - Growth Class 2 Shares (1)	PIMCO All Asset Institutional Class (1)

American Funds - International Class 2 Shares (1)	PIMCO High Yield Institutional Class (1)

American Funds - New World Class 2 Shares (1)	PIMCO International Bond Institutional Class (1)

Dimensional VA Global Bond (1)	PIMCO Real Return Institutional Class (1)

Dimensional VA International Small (1)	PIMCO Short-Term Institutional Class (1)

Dimensional VA International Value (1)	PIMCO Total Return Institutional Class (1)

Dimensional VA Short-Term Fixed (1)	Royce Capital Micro Cap Investment Class (1)

1

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Dimensional VA U.S. Large Value (1)	Royce Capital Small Cap Investment Class (1)

Dimensional VA U.S. Targeted Value (1)	T. Rowe Price All-Cap Opportunities (1)

Dimensional VIT Inflation-Protected Securities Institutional Class Shares (1)	T. Rowe Price Blue Chip Growth (1)

DWS Small Cap Index Class A Shares (1)	T. Rowe Price Equity Income Service Class (1)

Fidelity® VIP Balanced Initial Class (1)	T. Rowe Price International Stock (1)

Fidelity® VIP Contrafund® Initial Class (1)	T. Rowe Price Mid-Cap Growth (1)

Fidelity® VIP Government Money Market Initial Class (1)	Third Avenue FFI Strategies (1)

Fidelity® VIP Growth Initial Class (1)	VanEck VIP Global Resources (1)

Fidelity® VIP High Income Initial Class (1)	Vanguard® Balanced (1)

Fidelity® VIP Mid Cap Initial Class (1)	Vanguard® Capital Growth (1)

First Eagle Overseas Variable (1)	Vanguard® Conservative Allocation (1)

Invesco V.I. American Value Series I Shares (1)	Vanguard® Diversified Value (1)

Invesco V.I. Diversified Dividend Series I Shares (1)	Vanguard® Equity Income (1)

Invesco V.I. Health Care Series I Shares (1)	Vanguard® Equity Index (1)

Invesco V.I. Main Street Mid Cap Series I Shares (1)	Vanguard® Global Bond Index (1)

Invesco V.I. Small Cap Equity Series I Shares (1)	Vanguard® Growth (1)

Invesco V.I. Technology Series I Shares (1)	Vanguard® High Yield Bond (1)

Janus Henderson - Balanced Institutional Shares (1)	Vanguard® International (1)

Janus Henderson - Enterprise Institutional Shares (1)	Vanguard® Mid-Cap Index (1)

Janus Henderson - Flexible Bond Institutional Shares (1)	Vanguard® Moderate Allocation (1)

Janus Henderson - Forty Institutional Shares (1)	Vanguard® Money Market (1)

2

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Janus Henderson - Global Research Institutional Shares (1)	Vanguard® Real Estate Index (1)
Janus Henderson - Mid Cap Value Institutional Shares (1)	Vanguard® Short-Term Investment Grade (1)
Janus Henderson - Overseas Institutional Shares (1)	Vanguard® Small Company Growth (1)
Janus Henderson - Research Institutional Shares (1)	Vanguard® Total Bond Market Index (1)
MFS® International Growth Initial Class (1)	Vanguard® Total International Stock Market Index (1)
MFS® International Intrinsic Value Initial Class (1)	Vanguard® Total Stock Market Index (1)
MFS® Total Return Bond Initial Class (1)

(1) Statements of operations and changes in net assets for the year ended December 31, 2024

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

3

Ernst & Young LLP 155 North Wacker Drive Chicago, IL 60606-1787	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

We have served as the auditor of the Separate Account since 2024.

Chicago, IL

April 18, 2025

4

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Life Insurance Company and the Contract Owners of Transamerica Corporate Separate Account Sixteen

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Transamerica Corporate Separate Account Sixteen indicated in the table below as of December 31, 2023, and the related statements of operations and changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Transamerica Corporate Separate Account Sixteen as of December 31, 2023, and the results of each of their operations and the changes in each of their net assets for each of the two years in the period ended December 31, 2023, in conformity with accounting principles generally accepted in the United States of America.

American Funds - Global Small Cap Class 2 Shares	PIMCO All Asset Administrative Class
American Funds - Growth Class 2 Shares	PIMCO All Asset Institutional Class
American Funds - International Class 2 Shares	PIMCO High Yield Institutional Class
American Funds - New World Class 2 Shares	PIMCO International Bond Institutional Class
DFA VA Global Bond	PIMCO Real Return Institutional Class
DFA VA International Small	PIMCO Short-Term Institutional Class
DFA VA International Value	PIMCO Total Return Institutional Class
DFA VA Short-Term Fixed	Royce Capital Micro Cap Investment Class
DFA VA U.S. Large Value	Royce Capital Small Cap Investment Class
DFA VA U.S. Targeted Value	T. Rowe Price All-Cap Opportunities
DFA VIT Inflation-Protected Securities Institutional Class Shares	T. Rowe Price Blue Chip Growth
DWS Small Cap Index Class A Shares	T. Rowe Price Equity Income Service Class
Fidelity® VIP Balanced Initial Class	T. Rowe Price International Stock
Fidelity® VIP Contrafund® Initial Class	T. Rowe Price Mid-Cap Growth
Fidelity® VIP Government Money Market Initial Class	Third Avenue FFI Strategies
Fidelity® VIP Growth Initial Class	VanEck VIP Global Resources
Fidelity® VIP High Income Initial Class	Vanguard® Balanced
Fidelity® VIP Mid Cap Initial Class	Vanguard® Capital Growth
First Eagle Overseas Variable	Vanguard® Conservative Allocation
Invesco V.I. American Value Series I Shares	Vanguard® Diversified Value
Invesco V.I. Diversified Dividend Series I Shares	Vanguard® Equity Income
Invesco V.I. Health Care Series I Shares	Vanguard® Equity Index
Invesco V.I. Main Street Mid Cap Series I Shares	Vanguard® Global Bond Index
Invesco V.I. Small Cap Equity Series I Shares	Vanguard® Growth
Invesco V.I. Technology Series I Shares	Vanguard® High Yield Bond
Janus Henderson - Balanced Institutional Shares	Vanguard® International

5

Janus Henderson - Enterprise Institutional Shares	Vanguard® Mid-Cap Index
Janus Henderson - Flexible Bond Institutional Shares	Vanguard® Moderate Allocation
Janus Henderson - Forty Institutional Shares	Vanguard® Money Market
Janus Henderson - Global Research Institutional Shares	Vanguard® Real Estate Index
Janus Henderson - Mid Cap Value Institutional Shares	Vanguard® Short-Term Investment Grade
Janus Henderson - Overseas Institutional Shares	Vanguard® Small Company Growth
Janus Henderson - Research Institutional Shares	Vanguard® Total Bond Market Index
MFS® International Growth Initial Class	Vanguard® Total International Stock Market Index
MFS® International Intrinsic Value Initial Class	Vanguard® Total Stock Market Index
MFS® Total Return Bond Initial Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Transamerica Corporate Separate Account Sixteen based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Transamerica Corporate Separate Account Sixteen in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 by correspondence with the transfer agents or the investee mutual funds; when replies were not received, we performed other auditing procedures We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 19, 2024

We have served as the auditor of one or more of the subaccounts of Transamerica Corporate Separate Account Sixteen since 2014.

6

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
American Funds - Global Small Cap Class 2 Shares	9,358.446	$201,812	$159,562	$(8)	$159,554	41,984	$3.800311	$3.800311
American Funds - Growth Class 2 Shares	10,775.297	987,484	1,355,425	(28)	1,355,397	133,175	10.177584	10.177584
American Funds - International Class 2 Shares	107,310.252	1,669,234	1,904,757	(38)	1,904,719	678,320	2.807995	2.807995
American Funds - New World Class 2 Shares	8,350.258	215,309	219,862	(4)	219,858	53,236	4.129886	4.129886
Dimensional VA Global Bond	2,904.488	29,424	28,290	1	28,291	18,824	1.502946	1.502946
Dimensional VA International Small	-	-	-	-	-	-	2.223563	2.223563
Dimensional VA International Value	0.934	11	13	(13)	-	-	1.622212	1.622212
Dimensional VA Short-Term Fixed	-	-	-	-	-	-	1.260206	1.260206
Dimensional VA U.S. Large Value	-	-	-	-	-	-	3.853752	3.853752
Dimensional VA U.S. Targeted Value	33,802.253	696,998	762,917	(3)	762,914	167,374	4.558144	4.558144
Dimensional VIT Inflation-Protected Securities Institutional Class Shares	669,995.283	7,158,452	6,009,858	35	6,009,893	5,003,312	1.201183	1.201183
DWS Small Cap Index Class A Shares	76,388.017	1,038,082	1,109,154	4	1,109,158	214,076	5.181143	5.181143
Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-	5.513513	5.513513
Fidelity® VIP Contrafund® Initial Class	27,822.695	1,163,756	1,612,047	54	1,612,101	159,975	10.077237	10.077237
Fidelity® VIP Government Money Market Initial Class	20,896,048.400	20,896,048	20,896,048	(3,134)	20,892,914	17,811,445	1.173005	1.173005
Fidelity® VIP Growth Initial Class	8,272.759	714,251	801,961	-	801,961	75,916	10.563763	10.563763
Fidelity® VIP High Income Initial Class	0.258	1	1	(1)	-	-	3.053645	3.053645
Fidelity® VIP Mid Cap Initial Class	10,897.133	379,179	409,296	(1)	409,295	69,865	5.858413	5.858413
First Eagle Overseas Variable	1.357	15	32	(32)	-	-	3.375488	3.375488
Invesco V.I. American Value Series I Shares	-	-	-	-	-	-	7.285575	7.285575
Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-	3.444566	3.444566
Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-	4.869377	4.869377
Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-	3.248839	3.248839
Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-	3.701079	3.701079
Invesco V.I. Technology Series I Shares	-	-	-	-	-	-	7.915975	7.915975
Janus Henderson - Balanced Institutional Shares	1,935.697	87,386	99,146	1	99,147	20,439	4.850889	4.850889
Janus Henderson - Enterprise Institutional Shares	919.589	73,092	77,411	(8)	77,403	6,970	11.105331	11.105331
Janus Henderson - Flexible Bond Institutional Shares	199,900.598	2,249,413	1,949,031	(17)	1,949,014	890,119	2.189611	2.189611
Janus Henderson - Forty Institutional Shares	0.011	-	1	(1)	-	-	12.970820	12.970820
Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-	5.109140	5.109140
Janus Henderson - Mid Cap Value Institutional Shares	-	-	-	-	-	-	3.325812	3.325812
Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-	4.397968	4.397968
Janus Henderson - Research Institutional Shares	-	-	-	-	-	-	8.713968	8.713968
MFS® International Growth Initial Class	18,589.623	262,858	293,530	-	293,530	135,399	2.167893	2.167893
MFS® International Intrinsic Value Initial Class	27,391.354	842,774	815,988	(7)	815,981	347,200	2.350173	2.350173
MFS® Total Return Bond Initial Class	450,056.535	5,936,965	5,175,650	6	5,175,656	4,353,407	1.188875	1.188875
PIMCO All Asset Administrative Class	-	-	-	-	-	-	2.850657	2.850657
PIMCO All Asset Institutional Class	-	-	-	-	-	-	2.249250	2.249250
PIMCO High Yield Institutional Class	7.457	56	54	(54)	-	-	3.316120	3.316120
PIMCO International Bond Institutional Class	2,590.720	28,083	25,907	-	25,907	18,215	1.422318	1.422318
PIMCO Real Return Institutional Class	46,910.396	600,056	539,939	3	539,942	252,482	2.138539	2.138539
PIMCO Short-Term Institutional Class	29,824.750	303,706	307,791	6	307,797	180,802	1.702396	1.702396

See accompanying notes.	7

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Assets and Liabilities

December 31, 2024

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
PIMCO Total Return Institutional Class	94,518.335	$951,567	$854,446	$16	$854,462	389,217	$2.195336	$2.195336
Royce Capital Micro Cap Investment Class	23,390.733	226,580	228,060	(12)	228,048	52,786	4.320235	4.320235
Royce Capital Small Cap Investment Class	0.562	5	5	(5)	-	-	4.907204	4.907204
T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-	12.244839	12.244839
T. Rowe Price Blue Chip Growth	37,716.123	1,739,547	2,266,362	16	2,266,378	219,482	10.326034	10.326034
T. Rowe Price Equity Income Service Class	13,932.660	380,011	396,106	(40)	396,066	77,849	5.087606	5.087606
T. Rowe Price International Stock	2,939.198	42,168	43,970	10	43,980	13,650	3.222086	3.222086
T. Rowe Price Mid-Cap Growth	83,340.695	2,433,112	2,412,713	12	2,412,725	267,796	9.009555	9.009555
Third Avenue FFI Strategies	8,058.400	144,835	164,875	7	164,882	62,543	2.636310	2.636310
VanEck VIP Global Resources	997.791	25,475	25,124	-	25,124	25,321	0.992224	0.992224
Vanguard® Balanced	310,006.877	7,228,844	7,678,870	(69)	7,678,801	1,391,579	5.518049	5.518049
Vanguard® Capital Growth	15,654.378	736,654	797,434	26	797,460	76,142	10.473291	10.473291
Vanguard® Conservative Allocation	43,142.791	1,007,617	1,075,550	(3)	1,075,547	598,211	1.797939	1.797939
Vanguard® Diversified Value	65,518.812	837,309	1,090,888	34	1,090,922	168,061	6.491232	6.491232
Vanguard® Equity Income	132,073.528	2,972,868	3,309,763	(14)	3,309,749	492,526	6.719942	6.719942
Vanguard® Equity Index	112,732.563	6,399,729	8,132,527	106	8,132,633	1,005,321	8.089590	8.089590
Vanguard® Global Bond Index	-	-	-	-	-	-	1.097484	1.097484
Vanguard® Growth	-	-	-	-	-	-	9.354545	9.354545
Vanguard® High Yield Bond	-	-	-	-	-	-	3.122086	3.122086
Vanguard® International	82,242.702	2,243,090	2,105,413	35	2,105,448	399,323	5.272542	5.272542
Vanguard® Mid-Cap Index	136,935.979	3,308,038	3,675,362	13	3,675,375	488,094	7.530060	7.530060
Vanguard® Moderate Allocation	-	-	-	-	-	-	2.171450	2.171450
Vanguard® Money Market	0.020	-	-	-	-	-	1.440022	1.440022
Vanguard® Real Estate Index	69,661.886	768,714	817,831	10	817,841	170,547	4.795387	4.795387
Vanguard® Short-Term Investment Grade	4,601.185	49,506	47,944	-	47,944	26,055	1.840091	1.840091
Vanguard® Small Company Growth	108,125.665	1,900,007	2,109,532	(57)	2,109,475	319,729	6.597703	6.597703
Vanguard® Total Bond Market Index	280,785.564	3,248,984	2,937,017	4	2,937,021	1,577,620	1.861678	1.861678
Vanguard® Total International Stock Market Index	162,803.145	3,101,379	3,480,731	(36)	3,480,695	2,736,585	1.271912	1.271912
Vanguard® Total Stock Market Index	10,404.971	515,606	584,343	(10)	584,333	72,899	8.015646	8.015646

See accompanying notes.	8

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	American Funds - Global Small Cap Class 2 Shares Subaccount	American Funds - Growth Class 2 Shares Subaccount	American Funds - International Class 2 Shares Subaccount	American Funds - New World Class 2 Shares Subaccount

Net Assets as of December 31, 2022:	$141,728	$869,156	$1,640,379	$188,225

Investment Income:
Reinvested Dividends	396	3,674	23,032	2,944
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	396	3,674	23,032	2,944

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,959	55,935	-	-
Realized Gain (Loss) on Investments	(2,224)	8,752	(110,394)	(278)

Net Realized Capital Gains (Losses) on Investments	(265)	64,687	(110,394)	(278)
Net Change in Unrealized Appreciation (Depreciation)	22,418	254,259	349,231	27,001

Net Gain (Loss) on Investment	22,153	318,946	238,837	26,723

Net Increase (Decrease) in Net Assets Resulting from Operations	22,549	322,620	261,869	29,667

Increase (Decrease) in Net Assets from Contract Transactions	(4,210)	(27,772)	(4,526)	(5,933)

Total Increase (Decrease) in Net Assets	18,339	294,848	257,343	23,734

Net Assets as of December 31, 2023:	$160,067	$1,164,004	$1,897,722	$211,959

Investment Income:
Reinvested Dividends	1,701	4,201	23,091	3,110
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	1,701	4,201	23,091	3,110

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	5,895	29,180	-	1,026
Realized Gain (Loss) on Investments	(1,811)	82,788	(13,419)	414

Net Realized Capital Gains (Losses) on Investments	4,084	111,968	(13,419)	1,440

Net Change in Unrealized Appreciation (Depreciation)	(2,097)	242,656	53,864	9,312
Net Gain (Loss) on Investment	1,987	354,624	40,445	10,752

Net Increase (Decrease) in Net Assets Resulting from Operations	3,688	358,825	63,536	13,862

Increase (Decrease) in Net Assets from Contract Transactions	(4,201)	(167,432)	(56,539)	(5,963)

Total Increase (Decrease) in Net Assets	(513)	191,393	6,997	7,899

Net Assets as of December 31, 2024:	$159,554	$1,355,397	$1,904,719	$219,858

See Accompanying Notes. (1) See Footnote 1	9

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Dimensional VA Global Bond Subaccount	Dimensional VA International Small Subaccount	Dimensional VA International Value Subaccount	Dimensional VA Short-Term Fixed Subaccount

Net Assets as of December 31, 2022:	$55,006	$-	$-	$-

Investment Income:
Reinvested Dividends	1,546	-	1	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	1,546	-	1	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(1,592)	-	-	-

Net Realized Capital Gains (Losses) on Investments	(1,592)	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	2,321	-	1	-

Net Gain (Loss) on Investment	729	-	1	-

Net Increase (Decrease) in Net Assets Resulting from Operations	2,275	-	2	-

Increase (Decrease) in Net Assets from Contract Transactions	(17,706)	-	(2)	-

Total Increase (Decrease) in Net Assets	(15,431)	-	-	-

Net Assets as of December 31, 2023:	$39,575	$-	$-	$-

Investment Income:
Reinvested Dividends	1,358	-	1	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	1,358	-	1	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(665)	-	-	-

Net Realized Capital Gains (Losses) on Investments	(665)	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	1,096	-	-	-

Net Gain (Loss) on Investment	431	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	1,789	-	1	-

Increase (Decrease) in Net Assets from Contract Transactions	(13,073)	-	(1)	-

Total Increase (Decrease) in Net Assets	(11,284)	-	-	-

Net Assets as of December 31, 2024:	$28,291	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	10

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Dimensional VA U.S. Large Value Subaccount	Dimensional VA U.S. Targeted Value Subaccount	Dimensional VIT Inflation-Protected Securities Institutional Class Shares Subaccount	DWS Small Cap Index Class A Shares Subaccount

Net Assets as of December 31, 2022:	$-	$675,050	$5,591,320	$1,141,374

Investment Income:
Reinvested Dividends	-	10,855	217,234	10,605
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	10,855	217,234	10,605

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	48,305	-	22,734
Realized Gain (Loss) on Investments	-	35,172	(43,278)	(104,623)

Net Realized Capital Gains (Losses) on Investments	-	83,477	(43,278)	(81,889)
Net Change in Unrealized Appreciation (Depreciation)	-	32,263	45,433	225,522

Net Gain (Loss) on Investment	-	115,740	2,155	143,633

Net Increase (Decrease) in Net Assets Resulting from Operations	-	126,595	219,389	154,238

Increase (Decrease) in Net Assets from Contract Transactions	-	(78,972)	(58,412)	(238,911)

Total Increase (Decrease) in Net Assets	-	47,623	160,977	(84,673)

Net Assets as of December 31, 2023:	$-	$722,673	$5,752,297	$1,056,701

Investment Income:
Reinvested Dividends	-	10,519	171,368	12,746
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	10,519	171,368	12,746

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	51,244	-	29,873
Realized Gain (Loss) on Investments	-	46,705	(45,109)	(7,640)

Net Realized Capital Gains (Losses) on Investments	-	97,949	(45,109)	22,233
Net Change in Unrealized Appreciation (Depreciation)	-	(43,346)	(14,204)	85,668

Net Gain (Loss) on Investment	-	54,603	(59,313)	107,901

Net Increase (Decrease) in Net Assets Resulting from Operations	-	65,122	112,055	120,647

Increase (Decrease) in Net Assets from Contract Transactions	-	(24,881)	145,541	(68,190)

Total Increase (Decrease) in Net Assets	-	40,241	257,596	52,457

Net Assets as of December 31, 2024:	$-	$762,914	$6,009,893	$1,109,158

See Accompanying Notes. (1) See Footnote 1	11

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Fidelity® VIP Balanced Initial Class Subaccount	Fidelity® VIP Contrafund® Initial Class Subaccount	Fidelity® VIP Government Money Market Initial Class Subaccount	Fidelity® VIP Growth Initial Class Subaccount

Net Assets as of December 31, 2022:	$-	$1,225,015	$18,824,596	$516,253

Investment Income:
Reinvested Dividends	-	6,571	958,700	845
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	6,571	958,700	845

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	47,306	-	30,081
Realized Gain (Loss) on Investments	-	43,132	-	39,960

Net Realized Capital Gains (Losses) on Investments	-	90,438	-	70,041
Net Change in Unrealized Appreciation (Depreciation)	-	279,725	-	143,213

Net Gain (Loss) on Investment	-	370,163	-	213,254

Net Increase (Decrease) in Net Assets Resulting from Operations	-	376,734	958,700	214,099

Increase (Decrease) in Net Assets from Contract Transactions	-	(119,417)	36,321	(193)

Total Increase (Decrease) in Net Assets	-	257,317	995,021	213,906

Net Assets as of December 31, 2023:	$-	$1,482,332	$19,819,617	$730,159

Investment Income:
Reinvested Dividends	-	2,860	1,015,417	7
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,860	1,015,417	7

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	180,821	-	169,562
Realized Gain (Loss) on Investments	-	129,123	-	107,934

Net Realized Capital Gains (Losses) on Investments	-	309,944	-	277,496
Net Change in Unrealized Appreciation (Depreciation)	-	125,996	-	(56,946)

Net Gain (Loss) on Investment	-	435,940	-	220,550

Net Increase (Decrease) in Net Assets Resulting from Operations	-	438,800	1,015,417	220,557

Increase (Decrease) in Net Assets from Contract Transactions	-	(309,031)	57,880	(148,755)

Total Increase (Decrease) in Net Assets	-	129,769	1,073,297	71,802

Net Assets as of December 31, 2024:	$-	$1,612,101	$20,892,914	$801,961

See Accompanying Notes. (1) See Footnote 1	12

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Fidelity® VIP High Income Initial Class Subaccount	Fidelity® VIP Mid Cap Initial Class Subaccount	First Eagle Overseas Variable Subaccount	Invesco V.I. American Value Series I Shares Subaccount

Net Assets as of December 31, 2022:	$-	$341,361	$-	$-

Investment Income:
Reinvested Dividends	-	2,174	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,174	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	9,919	2	-
Realized Gain (Loss) on Investments	-	1,441	-	-

Net Realized Capital Gains (Losses) on Investments	-	11,360	2	-
Net Change in Unrealized Appreciation (Depreciation)	-	37,282	1	-

Net Gain (Loss) on Investment	-	48,642	3	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	50,816	3	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(6,828)	(3)	-

Total Increase (Decrease) in Net Assets	-	43,988	-	-

Net Assets as of December 31, 2023:	$-	$385,349	$-	$-

Investment Income:
Reinvested Dividends	-	2,180	1	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,180	1	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	51,202	-	-
Realized Gain (Loss) on Investments	-	13,152	-	-

Net Realized Capital Gains (Losses) on Investments	-	64,354	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	(1,458)	1	-

Net Gain (Loss) on Investment	-	62,896	1	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	65,076	2	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(41,130)	(2)	-

Total Increase (Decrease) in Net Assets	-	23,946	-	-

Net Assets as of December 31, 2024:	$-	$409,295	$-	$-

See Accompanying Notes. (1) See Footnote 1	13

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Invesco V.I. Diversified Dividend Series I Shares Subaccount	Invesco V.I. Health Care Series I Shares Subaccount	Invesco V.I. Main Street Mid Cap Series I Shares Subaccount	Invesco V.I. Small Cap Equity Series I Shares Subaccount

Net Assets as of December 31, 2022:	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-

Net Assets as of December 31, 2023:	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-

Net Assets as of December 31, 2024:	$-	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	14

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Invesco V.I. Technology Series I Shares Subaccount	Janus Henderson - Balanced Institutional Shares Subaccount	Janus Henderson - Enterprise Institutional Shares Subaccount	Janus Henderson - Flexible Bond Institutional Shares Subaccount

Net Assets as of December 31, 2022:	$—	$102,731	$154,881	$1,740,295

Investment Income:
Reinvested Dividends	-	2,026	105	77,842
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,026	105	77,842

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	4,400	-
Realized Gain (Loss) on Investments	-	(839)	(25,223)	(19,485)

Net Realized Capital Gains (Losses) on Investments	-	(839)	(20,823)	(19,485)
Net Change in Unrealized Appreciation (Depreciation)	-	13,647	36,890	40,120

Net Gain (Loss) on Investment	-	12,808	16,067	20,635

Net Increase (Decrease) in Net Assets Resulting from Operations	-	14,834	16,172	98,477

Increase (Decrease) in Net Assets from Contract Transactions	-	(24,860)	(102,159)	100,710

Total Increase (Decrease) in Net Assets	-	(10,026)	(85,987)	199,187

Net Assets as of December 31, 2023:	$-	$92,705	$68,894	$1,939,482

Investment Income:
Reinvested Dividends	-	2,010	551	97,864
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,010	551	97,864

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	2,936	-
Realized Gain (Loss) on Investments	-	721	(305)	(56,246)

Net Realized Capital Gains (Losses) on Investments	-	721	2,631	(56,246)
Net Change in Unrealized Appreciation (Depreciation)	-	11,148	7,465	(6,686)

Net Gain (Loss) on Investment	-	11,869	10,096	(62,932)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	13,879	10,647	34,932

Increase (Decrease) in Net Assets from Contract Transactions	-	(7,437)	(2,138)	(25,400)

Total Increase (Decrease) in Net Assets	-	6,442	8,509	9,532

Net Assets as of December 31, 2024:	$-	$99,147	$77,403	$1,949,014

See Accompanying Notes. (1) See Footnote 1	15

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Janus Henderson - Forty Institutional Shares Subaccount	Janus Henderson - Global Research Institutional Shares Subaccount	Janus Henderson - Mid Cap Value Institutional Shares Subaccount	Janus Henderson - Overseas Institutional Shares Subaccount

Net Assets as of December 31, 2022:	$-	$-	$101,485	$-

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	(10,090)	-

Net Realized Capital Gains (Losses) on Investments	-	-	(10,090)	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	8,765	-

Net Gain (Loss) on Investment	-	-	(1,325)	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	(1,325)	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(100,160)	-

Total Increase (Decrease) in Net Assets	-	-	(101,485)	-

Net Assets as of December 31, 2023:	$-	$-	$-	$-

Investment Income:
Reinvested Dividends	-	-	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	-

Net Realized Capital Gains (Losses) on Investments	-	-	-	-
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	-

Net Gain (Loss) on Investment	-	-	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	-	-

Increase (Decrease) in Net Assets from Contract Transactions	-	-	-	-

Total Increase (Decrease) in Net Assets	-	-	-	-

Net Assets as of December 31, 2024:	$-	$-	$-	$-

See Accompanying Notes. (1) See Footnote 1	16

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Janus Henderson - Research Institutional Shares Subaccount	MFS® International Growth Initial Class Subaccount	MFS® International Intrinsic Value Initial Class Subaccount	MFS® Total Return Bond Initial Class Subaccount

Net Assets as of December 31, 2022:	$-	$-	$794,813	$5,000,757

Investment Income:
Reinvested Dividends	-	-	5,214	165,859
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	5,214	165,859

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	54,182	-
Realized Gain (Loss) on Investments	-	520	(395)	(107,350)

Net Realized Capital Gains (Losses) on Investments	-	520	53,787	(107,350)
Net Change in Unrealized Appreciation (Depreciation)	-	12,845	64,455	298,261

Net Gain (Loss) on Investment	-	13,365	118,242	190,911

Net Increase (Decrease) in Net Assets Resulting from Operations	-	13,365	123,456	356,770

Increase (Decrease) in Net Assets from Contract Transactions	-	267,882	(156,919)	(257,379)

Total Increase (Decrease) in Net Assets	-	281,247	(33,463)	99,391

Net Assets as of December 31, 2023:	$-	$281,247	$761,350	$5,100,148

Investment Income:
Reinvested Dividends	-	2,853	11,438	219,421
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	2,853	11,438	219,421

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	927	36,882	-
Realized Gain (Loss) on Investments	-	3,513	(10,087)	(54,224)

Net Realized Capital Gains (Losses) on Investments	-	4,440	26,795	(54,224)
Net Change in Unrealized Appreciation (Depreciation)	-	17,827	17,089	(36,466)

Net Gain (Loss) on Investment	-	22,267	43,884	(90,690)

Net Increase (Decrease) in Net Assets Resulting from Operations	-	25,120	55,322	128,731

Increase (Decrease) in Net Assets from Contract Transactions	-	(12,837)	(691)	(53,223)

Total Increase (Decrease) in Net Assets	-	12,283	54,631	75,508

Net Assets as of December 31, 2024:	$-	$293,530	$815,981	$5,175,656

See Accompanying Notes. (1) See Footnote 1	17

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	PIMCO All Asset Administrative Class Subaccount	PIMCO All Asset Institutional Class Subaccount	PIMCO High Yield Institutional Class Subaccount	PIMCO International Bond Institutional Class Subaccount

Net Assets as of December 31, 2022:	$-	$-	$-	$23,897

Investment Income:
Reinvested Dividends	-	-	3	665
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	3	665

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	655
Realized Gain (Loss) on Investments	-	-	-	(111)

Net Realized Capital Gains (Losses) on Investments	-	-	-	544
Net Change in Unrealized Appreciation (Depreciation)	-	-	3	940

Net Gain (Loss) on Investment	-	-	3	1,484

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	6	2,149

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(6)	(807)

Total Increase (Decrease) in Net Assets	-	-	-	1,342

Net Assets as of December 31, 2023:	$-	$-	$-	$25,239

Investment Income:
Reinvested Dividends	-	-	3	955
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	3	955

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	-	-	-	(76)

Net Realized Capital Gains (Losses) on Investments	-	-	-	(76)
Net Change in Unrealized Appreciation (Depreciation)	-	-	-	515

Net Gain (Loss) on Investment	-	-	-	439

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	3	1,394

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(3)	(726)

Total Increase (Decrease) in Net Assets	-	-	-	668

Net Assets as of December 31, 2024:	$-	$-	$-	$25,907

See Accompanying Notes. (1) See Footnote 1	18

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	PIMCO Real Return Institutional Class Subaccount	PIMCO Short-Term Institutional Class Subaccount	PIMCO Total Return Institutional Class Subaccount	Royce Capital Micro Cap Investment Class Subaccount

Net Assets as of December 31, 2022:	$557,671	$309,611	$1,215,584	$190,458

Investment Income:
Reinvested Dividends	17,857	15,285	39,798	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	17,857	15,285	39,798	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	-
Realized Gain (Loss) on Investments	(9,540)	(2,704)	(64,564)	(1,369)

Net Realized Capital Gains (Losses) on Investments	(9,540)	(2,704)	(64,564)	(1,369)
Net Change in Unrealized Appreciation (Depreciation)	11,815	6,765	84,405	36,671

Net Gain (Loss) on Investment	2,275	4,061	19,841	35,302

Net Increase (Decrease) in Net Assets Resulting from Operations	20,132	19,346	59,639	35,302

Increase (Decrease) in Net Assets from Contract Transactions	(81,009)	(59,285)	(262,972)	(3,834)

Total Increase (Decrease) in Net Assets	(60,877)	(39,939)	(203,333)	31,468

Net Assets as of December 31, 2023:	$496,794	$269,672	$1,012,251	$221,926

Investment Income:
Reinvested Dividends	14,495	14,918	38,339	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	14,495	14,918	38,339	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	15,281
Realized Gain (Loss) on Investments	(389)	(58)	(50,886)	(3,366)

Net Realized Capital Gains (Losses) on Investments	(389)	(58)	(50,886)	11,915
Net Change in Unrealized Appreciation (Depreciation)	(2,359)	2,569	35,251	16,583

Net Gain (Loss) on Investment	(2,748)	2,511	(15,635)	28,498

Net Increase (Decrease) in Net Assets Resulting from Operations	11,747	17,429	22,704	28,498

Increase (Decrease) in Net Assets from Contract Transactions	31,401	20,696	(180,493)	(22,376)

Total Increase (Decrease) in Net Assets	43,148	38,125	(157,789)	6,122

Net Assets as of December 31, 2024:	$539,942	$307,797	$854,462	$228,048

See Accompanying Notes. (1) See Footnote 1	19

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Royce Capital Small Cap Investment Class Subaccount	T. Rowe Price All-Cap Opportunities Subaccount	T. Rowe Price Blue Chip Growth Subaccount	T. Rowe Price Equity Income Service Class Subaccount

Net Assets as of December 31, 2022:	$-	$-	$1,305,976	$556,094

Investment Income:
Reinvested Dividends	-	-	-	10,641
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	10,641

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	-	24,357
Realized Gain (Loss) on Investments	-	-	(8,829)	16,925

Net Realized Capital Gains (Losses) on Investments	-	-	(8,829)	41,282
Net Change in Unrealized Appreciation (Depreciation)	1	-	593,549	4,808

Net Gain (Loss) on Investment	1	-	584,720	46,090

Net Increase (Decrease) in Net Assets Resulting from Operations	1	-	584,720	56,731

Increase (Decrease) in Net Assets from Contract Transactions	(1)	-	(173,727)	(14,009)

Total Increase (Decrease) in Net Assets	-	-	410,993	42,722

Net Assets as of December 31, 2023:	$-	$-	$1,716,969	$598,816

Investment Income:
Reinvested Dividends	-	-	-	6,887
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	-	-	6,887

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	-	91,230	25,745
Realized Gain (Loss) on Investments	-	-	15,752	(12,853)

Net Realized Capital Gains (Losses) on Investments	-	-	106,982	12,892
Net Change in Unrealized Appreciation (Depreciation)	-	-	494,876	18,320

Net Gain (Loss) on Investment	-	-	601,858	31,212

Net Increase (Decrease) in Net Assets Resulting from Operations	-	-	601,858	38,099

Increase (Decrease) in Net Assets from Contract Transactions	-	-	(52,449)	(240,849)

Total Increase (Decrease) in Net Assets	-	-	549,409	(202,750)

Net Assets as of December 31, 2024:	$-	$-	$2,266,378	$396,066

See Accompanying Notes. (1) See Footnote 1	20

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	T. Rowe Price International Stock Subaccount	T. Rowe Price Mid-Cap Growth Subaccount	Third Avenue FFI Strategies Subaccount	VanEck VIP Global Resources Subaccount

Net Assets as of December 31, 2022:	$46,919	$1,967,784	$157,474	$28,527

Investment Income:
Reinvested Dividends	459	-	4,081	764
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	459	-	4,081	764

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	139,808	11,353	-
Realized Gain (Loss) on Investments	(1,594)	24,243	886	164

Net Realized Capital Gains (Losses) on Investments	(1,594)	164,051	12,239	164
Net Change in Unrealized Appreciation (Depreciation)	8,118	230,717	16,110	(1,956)

Net Gain (Loss) on Investment	6,524	394,768	28,349	(1,792)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,983	394,768	32,430	(1,028)

Increase (Decrease) in Net Assets from Contract Transactions	(5,561)	(25,423)	(3,277)	(893)

Total Increase (Decrease) in Net Assets	1,422	369,345	29,153	(1,921)

Net Assets as of December 31, 2023:	$48,341	$2,337,129	$186,627	$26,606

Investment Income:
Reinvested Dividends	427	-	4,524	698
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	427	-	4,524	698

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,104	217,780	13,834	-
Realized Gain (Loss) on Investments	(771)	68,320	7,202	145

Net Realized Capital Gains (Losses) on Investments	333	286,100	21,036	145
Net Change in Unrealized Appreciation (Depreciation)	933	(67,423)	(27,442)	(1,554)

Net Gain (Loss) on Investment	1,266	218,677	(6,406)	(1,409)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,693	218,677	(1,882)	(711)

Increase (Decrease) in Net Assets from Contract Transactions	(6,054)	(143,081)	(19,863)	(771)

Total Increase (Decrease) in Net Assets	(4,361)	75,596	(21,745)	(1,482)

Net Assets as of December 31, 2024:	$43,980	$2,412,725	$164,882	$25,124

See Accompanying Notes. (1) See Footnote 1	21

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Vanguard® Balanced Subaccount	Vanguard® Capital Growth Subaccount	Vanguard® Conservative Allocation Subaccount	Vanguard® Diversified Value Subaccount

Net Assets as of December 31, 2022:	$4,434,651	$194,754	$2,125,031	$882,429

Investment Income:
Reinvested Dividends	97,550	2,255	43,261	13,170
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	97,550	2,255	43,261	13,170

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	189,044	10,866	55,993	50,063
Realized Gain (Loss) on Investments	(19,497)	8,965	(300,814)	(586)

Net Realized Capital Gains (Losses) on Investments	169,547	19,831	(244,821)	49,477
Net Change in Unrealized Appreciation (Depreciation)	435,275	21,992	383,585	112,686

Net Gain (Loss) on Investment	604,822	41,823	138,764	162,163

Net Increase (Decrease) in Net Assets Resulting from Operations	702,372	44,078	182,025	175,333

Increase (Decrease) in Net Assets from Contract Transactions	706,357	(34,916)	(1,231,699)	(19,305)

Total Increase (Decrease) in Net Assets	1,408,729	9,162	(1,049,674)	156,028

Net Assets as of December 31, 2023:	$5,843,380	$203,916	$1,075,357	$1,038,457

Investment Income:
Reinvested Dividends	151,757	7,846	29,956	17,648
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	151,757	7,846	29,956	17,648

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	328,221	14,341	25,391	63,788
Realized Gain (Loss) on Investments	20,358	8,130	3,100	6,124

Net Realized Capital Gains (Losses) on Investments	348,579	22,471	28,491	69,912
Net Change in Unrealized Appreciation (Depreciation)	443,295	45,950	19,958	60,775

Net Gain (Loss) on Investment	791,874	68,421	48,449	130,687

Net Increase (Decrease) in Net Assets Resulting from Operations	943,631	76,267	78,405	148,335

Increase (Decrease) in Net Assets from Contract Transactions	891,790	517,277	(78,215)	(95,870)

Total Increase (Decrease) in Net Assets	1,835,421	593,544	190	52,465

Net Assets as of December 31, 2024:	$7,678,801	$797,460	$1,075,547	$1,090,922

See Accompanying Notes. (1) See Footnote 1	22

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Vanguard® Equity Income Subaccount	Vanguard® Equity Index Subaccount	Vanguard® Global Bond Index Subaccount	Vanguard® Growth Subaccount

Net Assets as of December 31, 2022:	$2,607,853	$8,600,126	$-	$77,688

Investment Income:
Reinvested Dividends	71,029	120,903	-	219
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	71,029	120,903	-	219

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	138,869	267,772	-	-
Realized Gain (Loss) on Investments	541	743,329	-	(38,677)

Net Realized Capital Gains (Losses) on Investments	139,410	1,011,101	-	(38,677)
Net Change in Unrealized Appreciation (Depreciation)	(16,177)	686,336	-	48,338

Net Gain (Loss) on Investment	123,233	1,697,437	-	9,661

Net Increase (Decrease) in Net Assets Resulting from Operations	194,262	1,818,340	-	9,880

Increase (Decrease) in Net Assets from Contract Transactions	(317,389)	(2,670,099)	-	(87,568)

Total Increase (Decrease) in Net Assets	(123,127)	(851,759)	-	(77,688)

Net Assets as of December 31, 2023:	$2,484,726	$7,748,367	$-	$-

Investment Income:
Reinvested Dividends	87,247	104,906	-	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	87,247	104,906	-	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	183,921	299,919	-	-
Realized Gain (Loss) on Investments	12,964	685,035	-	-

Net Realized Capital Gains (Losses) on Investments	196,885	984,954	-	-
Net Change in Unrealized Appreciation (Depreciation)	140,727	605,871	-	-

Net Gain (Loss) on Investment	337,612	1,590,825	-	-

Net Increase (Decrease) in Net Assets Resulting from Operations	424,859	1,695,731	-	-

Increase (Decrease) in Net Assets from Contract Transactions	400,164	(1,311,465)	-	-

Total Increase (Decrease) in Net Assets	825,023	384,266	-	-

Net Assets as of December 31, 2024:	$3,309,749	$8,132,633	$-	$-

See Accompanying Notes. (1) See Footnote 1	23

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Vanguard® High Yield Bond Subaccount	Vanguard® International Subaccount	Vanguard® Mid-Cap Index Subaccount	Vanguard® Moderate Allocation Subaccount

Net Assets as of December 31, 2022:	$-	$1,891,622	$3,167,074	$310,881

Investment Income:
Reinvested Dividends	-	31,044	47,459	6,711
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	31,044	47,459	6,711

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	66,940	59,557	10,696
Realized Gain (Loss) on Investments	-	(32,399)	5,413	(21,862)

Net Realized Capital Gains (Losses) on Investments	-	34,541	64,970	(11,166)
Net Change in Unrealized Appreciation (Depreciation)	-	207,804	417,520	22,382

Net Gain (Loss) on Investment	-	242,345	482,490	11,216

Net Increase (Decrease) in Net Assets Resulting from Operations	-	273,389	529,949	17,927

Increase (Decrease) in Net Assets from Contract Transactions	-	(100,918)	132,940	(328,808)

Total Increase (Decrease) in Net Assets	-	172,471	662,889	(310,881)

Net Assets as of December 31, 2023:	$-	$2,064,093	$3,829,963	$-

Investment Income:
Reinvested Dividends	-	26,338	51,356	-
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	26,338	51,356	-

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	69,721	42,800	-
Realized Gain (Loss) on Investments	-	(13,182)	214,646	-

Net Realized Capital Gains (Losses) on Investments	-	56,539	257,446	-
Net Change in Unrealized Appreciation (Depreciation)	-	111,093	224,225	-

Net Gain (Loss) on Investment	-	167,632	481,671	-

Net Increase (Decrease) in Net Assets Resulting from Operations	-	193,970	533,027	-

Increase (Decrease) in Net Assets from Contract Transactions	-	(152,615)	(687,615)	-

Total Increase (Decrease) in Net Assets	-	41,355	(154,588)	-

Net Assets as of December 31, 2024:	$-	$2,105,448	$3,675,375	$-

See Accompanying Notes. (1) See Footnote 1	24

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Vanguard® Money Market Subaccount	Vanguard® Real Estate Index Subaccount	Vanguard® Short-Term Investment Grade Subaccount	Vanguard® Small Company Growth Subaccount

Net Assets as of December 31, 2022:	$-	$787,713	$45,799	$1,781,030

Investment Income:
Reinvested Dividends	-	19,451	970	7,751
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	19,451	970	7,751

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	36,696	-	-
Realized Gain (Loss) on Investments	-	(487)	(131)	(102,651)

Net Realized Capital Gains (Losses) on Investments	-	36,209	(131)	(102,651)
Net Change in Unrealized Appreciation (Depreciation)	-	41,703	1,925	423,015

Net Gain (Loss) on Investment	-	77,912	1,794	320,364

Net Increase (Decrease) in Net Assets Resulting from Operations	-	97,363	2,764	328,115

Increase (Decrease) in Net Assets from Contract Transactions	-	(61,260)	(1,531)	(132,203)

Total Increase (Decrease) in Net Assets	-	36,103	1,233	195,912

Net Assets as of December 31, 2023:	$-	$823,816	$47,032	$1,976,942

Investment Income:
Reinvested Dividends	-	26,052	1,718	10,964
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-	-

Net Investment Income (Loss)	-	26,052	1,718	10,964

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	21,977	-	-
Realized Gain (Loss) on Investments	-	18,167	(78)	(11,305)

Net Realized Capital Gains (Losses) on Investments	-	40,144	(78)	(11,305)
Net Change in Unrealized Appreciation (Depreciation)	-	(18,106)	628	227,713

Net Gain (Loss) on Investment	-	22,038	550	216,408

Net Increase (Decrease) in Net Assets Resulting from Operations	-	48,090	2,268	227,372

Increase (Decrease) in Net Assets from Contract Transactions	-	(54,065)	(1,356)	(94,839)

Total Increase (Decrease) in Net Assets	-	(5,975)	912	132,533

Net Assets as of December 31, 2024:	$-	$817,841	$47,944	$2,109,475

See Accompanying Notes. (1) See Footnote 1	25

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2024 and 2023

	Vanguard® Total Bond Market Index Subaccount	Vanguard® Total International Stock Market Index Subaccount	Vanguard® Total Stock Market Index Subaccount

Net Assets as of December 31, 2022:	$2,852,469	$3,179,858	$882,674

Investment Income:
Reinvested Dividends	68,298	95,605	8,272
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-

Net Investment Income (Loss)	68,298	95,605	8,272

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	40,035	40,317
Realized Gain (Loss) on Investments	(72,666)	19,129	(73,634)

Net Realized Capital Gains (Losses) on Investments	(72,666)	59,164	(33,317)
Net Change in Unrealized Appreciation (Depreciation)	159,374	319,493	159,242

Net Gain (Loss) on Investment	86,708	378,657	125,925

Net Increase (Decrease) in Net Assets Resulting from Operations	155,006	474,262	134,197

Increase (Decrease) in Net Assets from Contract Transactions	(222,227)	(242,136)	(572,593)

Total Increase (Decrease) in Net Assets	(67,221)	232,126	(438,396)

Net Assets as of December 31, 2023:	$2,785,248	$3,411,984	$444,278

Investment Income:
Reinvested Dividends	79,247	106,463	5,990
Investment Expense:
Mortality and Expense Risk and Administrative Charges	-	-	-

Net Investment Income (Loss)	79,247	106,463	5,990

Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	-	18,070	32,839
Realized Gain (Loss) on Investments	(57,269)	41,819	(3,690)

Net Realized Capital Gains (Losses) on Investments	(57,269)	59,889	29,149
Net Change in Unrealized Appreciation (Depreciation)	15,717	11,606	64,648

Net Gain (Loss) on Investment	(41,552)	71,495	93,797

Net Increase (Decrease) in Net Assets Resulting from Operations	37,695	177,958	99,787

Increase (Decrease) in Net Assets from Contract Transactions	114,078	(109,247)	40,268

Total Increase (Decrease) in Net Assets	151,773	68,711	140,055

Net Assets as of December 31, 2024:	$2,937,021	$3,480,695	$584,333

See Accompanying Notes. (1) See Footnote 1	26

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

1. Organization

Transamerica Corporate Separate Account Sixteen (the Separate Account) is a segregated investment account of Transamerica Life Insurance Company (TLIC), an indirect wholly owned subsidiary of Aegon Ltd., a holding company organized under the laws of Bermuda.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Variable Adjustable Life - Advantage X.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
American Funds Insurance Series®	American Funds Insurance Series®
American Funds - Global Small Cap Class 2 Shares	American Funds - Global Small Cap Fund Class 2 Shares
American Funds - Growth Class 2 Shares	American Funds - Growth Fund Class 2 Shares
American Funds - International Class 2 Shares	American Funds - International Fund Class 2 Shares
American Funds - New World Class 2 Shares	American Funds - New World Fund Class 2 Shares
DFA Investment Dimensions Group, Inc.	DFA Investment Dimensions Group, Inc.
Dimensional VA Global Bond	Dimensional VA Global Bond Portfolio
Dimensional VA International Small	Dimensional VA International Small Portfolio
Dimensional VA International Value	Dimensional VA International Value Portfolio
Dimensional VA Short-Term Fixed	Dimensional VA Short-Term Fixed Portfolio
Dimensional VA U.S. Large Value	Dimensional VA U.S. Large Value Portfolio
Dimensional VA U.S. Targeted Value	Dimensional VA U.S. Targeted Value Portfolio
Dimensional VIT Inflation-Protected Securities Institutional Class Shares	Dimensional VIT Inflation-Protected Securities Portfolio Institutional Class Shares
DWS Investments VIT Funds	DWS Investments VIT Funds
DWS Small Cap Index Class A Shares	DWS Small Cap Index VIP
Fidelity® Variable Insurance Products Funds	Fidelity® Variable Insurance Products Funds
Fidelity® VIP Balanced Initial Class	Fidelity® VIP Balanced Portfolio Initial Class
Fidelity® VIP Contrafund® Initial Class	Fidelity® VIP Contrafund® Portfolio Initial Class
Fidelity® VIP Government Money Market Initial Class	Fidelity® VIP Government Money Market Portfolio Initial Class
Fidelity® VIP Growth Initial Class	Fidelity® VIP Growth Portfolio Initial Class
Fidelity® VIP High Income Initial Class	Fidelity® VIP High Income Portfolio Initial Class
Fidelity® VIP Mid Cap Initial Class	Fidelity® VIP Mid Cap Portfolio Initial Class
First Eagle Variable Funds	First Eagle Variable Funds
First Eagle Overseas Variable	First Eagle Overseas Variable Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Value Series I Shares	Invesco V.I. American Value Fund Series I Shares
Invesco V.I. Diversified Dividend Series I Shares	Invesco V.I. Diversified Dividend Fund Series I Shares
Invesco V.I. Health Care Series I Shares	Invesco V.I. Health Care Fund Series I Shares
Invesco V.I. Main Street Mid Cap Series I Shares	Invesco V.I. Main Street Mid Cap Fund Series I Shares
Invesco V.I. Small Cap Equity Series I Shares	Invesco V.I. Small Cap Equity Fund Series I Shares
Invesco V.I. Technology Series I Shares	Invesco V.I. Technology Fund Series I Shares

27

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Janus Aspen Series	Janus Aspen Series
Janus Henderson - Balanced Institutional Shares	Janus Henderson - Balanced Portfolio Institutional Shares
Janus Henderson - Enterprise Institutional Shares	Janus Henderson - Enterprise Portfolio Institutional Shares
Janus Henderson - Flexible Bond Institutional Shares	Janus Henderson - Flexible Bond Portfolio Institutional Shares
Janus Henderson - Forty Institutional Shares	Janus Henderson - Forty Portfolio Institutional Shares
Janus Henderson - Global Research Institutional Shares	Janus Henderson - Global Research Portfolio Institutional Shares
Janus Henderson - Mid Cap Value Institutional Shares	Janus Henderson - Mid Cap Value Portfolio Institutional Shares
Janus Henderson - Overseas Institutional Shares	Janus Henderson - Overseas Portfolio Institutional Shares
Janus Henderson - Research Institutional Shares	Janus Henderson - Research Portfolio Institutional Shares
MFS® Variable Insurance Trust	MFS® Variable Insurance Trust
MFS® International Growth Initial Class	MFS® International Growth Portfolio Initial Class
MFS® International Intrinsic Value Initial Class	MFS® International Intrinsic Value Portfolio Initial Class
MFS® Total Return Bond Initial Class	MFS® Total Return Bond Series Initial Class
PIMCO Variable Insurance Trust	PIMCO Variable Insurance Trust
PIMCO All Asset Administrative Class	PIMCO All Asset Portfolio Administrative Class
PIMCO All Asset Institutional Class	PIMCO All Asset Portfolio Institutional Class
PIMCO High Yield Institutional Class	PIMCO High Yield Portfolio Institutional Class
PIMCO International Bond Institutional Class	PIMCO International Bond Portfolio Institutional Class
PIMCO Real Return Institutional Class	PIMCO Real Return Portfolio Institutional Class
PIMCO Short-Term Institutional Class	PIMCO Short-Term Portfolio Institutional Class
PIMCO Total Return Institutional Class	PIMCO Total Return Portfolio Institutional Class
Royce Capital Fund	Royce Capital Fund
Royce Capital Micro Cap Investment Class	Royce Capital Micro Cap Portfolio Investment Class
Royce Capital Small Cap Investment Class	Royce Capital Small Cap Portfolio Investment Class
T. Rowe Price Equity Series, Inc.	T. Rowe Price Equity Series, Inc.
T. Rowe Price All-Cap Opportunities	T. Rowe Price All-Cap Opportunities Portfolio
T. Rowe Price Blue Chip Growth	T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Equity Income Service Class	T. Rowe Price Equity Income Service Class Portfolio
T. Rowe Price International Stock	T. Rowe Price International Stock Portfolio
T. Rowe Price Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio
Third Avenue Variable Series Trust	Third Avenue Variable Series Trust
Third Avenue FFI Strategies	Third Avenue FFI Strategies Portfolio
VanEck VIP Trust	VanEck VIP Trust
VanEck VIP Global Resources	VanEck VIP Global Resources Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Balanced	Vanguard® Balanced Portfolio
Vanguard® Capital Growth	Vanguard® Capital Growth Portfolio
Vanguard® Conservative Allocation	Vanguard® Conservative Allocation Portfolio
Vanguard® Diversified Value	Vanguard® Diversified Value Portfolio
Vanguard® Equity Income	Vanguard® Equity Income Portfolio

28

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

1. Organization (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund	Vanguard® Variable Insurance Fund
Vanguard® Equity Index	Vanguard® Equity Index Portfolio
Vanguard® Global Bond Index	Vanguard® Global Bond Index Portfolio
Vanguard® Growth	Vanguard® Growth Portfolio
Vanguard® High Yield Bond	Vanguard® High Yield Bond Portfolio
Vanguard® International	Vanguard® International Portfolio
Vanguard® Mid-Cap Index	Vanguard® Mid-Cap Index Portfolio
Vanguard® Moderate Allocation	Vanguard® Moderate Allocation Portfolio
Vanguard® Money Market	Vanguard® Money Market Portfolio
Vanguard® Real Estate Index	Vanguard® Real Estate Index Portfolio
Vanguard® Short-Term Investment Grade	Vanguard® Short-Term Investment Grade Portfolio
Vanguard® Small Company Growth	Vanguard® Small Company Growth Portfolio
Vanguard® Total Bond Market Index	Vanguard® Total Bond Market Index Portfolio
Vanguard® Total International Stock Market Index	Vanguard® Total International Stock Market Index Portfolio
Vanguard® Total Stock Market Index	Vanguard® Total Stock Market Index Portfolio

The following subaccount name changes were made effective during the fiscal year ended December 31, 2024:
Subaccount	Formerly
Dimensional VA Global Bond	DFA VA Global Bond
Dimensional VA International Small	DFA VA International Small
Dimensional VA International Value	DFA VA International Value
Dimensional VA Short-Term Fixed	DFA VA Short-Term Fixed
Dimensional VA U.S. Large Value	DFA VA U.S. Large Value
Dimensional VA U.S. Targeted Value	DFA VA U.S. Targeted Value
Dimensional VIT Inflation-Protected Securities Institutional Class Shares	DFA VIT Inflation-Protected Securities Institutional Class Shares

29

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2024.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2024.

30

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

Subaccount	Purchases	Sales
American Funds - Global Small Cap Class 2 Shares	$7,597	$4,202
American Funds - Growth Class 2 Shares	73,739	207,784
American Funds - International Class 2 Shares	118,254	151,700
American Funds - New World Class 2 Shares	4,136	5,962
Dimensional VA Global Bond	2,191	13,907
Dimensional VA International Small	-	-
Dimensional VA International Value	1	-
Dimensional VA Short-Term Fixed	-	-
Dimensional VA U.S. Large Value	-	-
Dimensional VA U.S. Targeted Value	142,620	105,738
Dimensional VIT Inflation-Protected Securities Institutional Class Shares	524,361	207,473
DWS Small Cap Index Class A Shares	88,665	114,236
Fidelity® VIP Balanced Initial Class	-	-
Fidelity® VIP Contrafund® Initial Class	183,681	309,045
Fidelity® VIP Government Money Market Initial Class	4,418,103	3,344,675
Fidelity® VIP Growth Initial Class	297,694	276,880
Fidelity® VIP High Income Initial Class	-	-
Fidelity® VIP Mid Cap Initial Class	53,382	41,129
First Eagle Overseas Variable	1	-
Invesco V.I. American Value Series I Shares	-	-
Invesco V.I. Diversified Dividend Series I Shares	-	-
Invesco V.I. Health Care Series I Shares	-	-
Invesco V.I. Main Street Mid Cap Series I Shares	-	-
Invesco V.I. Small Cap Equity Series I Shares	-	-
Invesco V.I. Technology Series I Shares	-	-
Janus Henderson - Balanced Institutional Shares	4,066	9,493
Janus Henderson - Enterprise Institutional Shares	3,487	2,137
Janus Henderson - Flexible Bond Institutional Shares	346,299	273,834
Janus Henderson - Forty Institutional Shares	-	-
Janus Henderson - Global Research Institutional Shares	-	-
Janus Henderson - Mid Cap Value Institutional Shares	-	-
Janus Henderson - Overseas Institutional Shares	-	-
Janus Henderson - Research Institutional Shares	-	-
MFS® International Growth Initial Class	23,137	32,194
MFS® International Intrinsic Value Initial Class	124,145	76,514
MFS® Total Return Bond Initial Class	501,648	335,453
PIMCO All Asset Administrative Class	-	-

31

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

3. Investments (continued)

Subaccount	Purchases	Sales
PIMCO All Asset Institutional Class	$-	$-
PIMCO High Yield Institutional Class	3	-
PIMCO International Bond Institutional Class	956	726
PIMCO Real Return Institutional Class	62,745	16,850
PIMCO Short-Term Institutional Class	42,850	7,237
PIMCO Total Return Institutional Class	71,821	213,977
Royce Capital Micro Cap Investment Class	15,281	22,375
Royce Capital Small Cap Investment Class	-	-
T. Rowe Price All-Cap Opportunities	-	-
T. Rowe Price Blue Chip Growth	91,230	52,454
T. Rowe Price Equity Income Service Class	94,897	303,110
T. Rowe Price International Stock	2,218	6,742
T. Rowe Price Mid-Cap Growth	444,866	370,170
Third Avenue FFI Strategies	18,357	19,863
VanEck VIP Global Resources	698	771
Vanguard® Balanced	1,724,733	352,947
Vanguard® Capital Growth	573,580	34,119
Vanguard® Conservative Allocation	83,247	106,119
Vanguard® Diversified Value	81,436	95,875
Vanguard® Equity Income	842,473	171,141
Vanguard® Equity Index	861,330	1,767,992
Vanguard® Global Bond Index	-	-
Vanguard® Growth	-	-
Vanguard® High Yield Bond	-	-
Vanguard® International	197,794	254,350
Vanguard® Mid-Cap Index	311,649	905,111
Vanguard® Moderate Allocation	-	-
Vanguard® Money Market	-	-
Vanguard® Real Estate Index	105,429	111,464
Vanguard® Short-Term Investment Grade	1,719	1,356
Vanguard® Small Company Growth	55,492	139,362
Vanguard® Total Bond Market Index	525,209	331,882
Vanguard® Total International Stock Market Index	316,710	301,413
Vanguard® Total Stock Market Index	236,794	157,696

32

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

American Funds - Global Small Cap Class 2 Shares	-	(1,117)	(1,117)	-	(1,234)	(1,234)

American Funds - Growth Class 2 Shares	4,738	(22,102)	(17,364)	5,702	(10,825)	(5,123)

American Funds - International Class 2 Shares	33,702	(52,560)	(18,858)	147,536	(148,475)	(939)

American Funds - New World Class 2 Shares	-	(1,452)	(1,452)	-	(1,644)	(1,644)

Dimensional VA Global Bond	575	(9,500)	(8,925)	1,429	(14,199)	(12,770)

Dimensional VA International Small	-	-	-	-	-	-

Dimensional VA International Value	-	-	-	-	-	-

Dimensional VA Short-Term Fixed	-	-	-	-	-	-

Dimensional VA U.S. Large Value	-	-	-	-	-	-

Dimensional VA U.S. Targeted Value	19,118	(23,192)	(4,074)	9,300	(30,084)	(20,784)

Dimensional VIT Inflation-Protected Securities Institutional Class Shares	296,581	(172,381)	124,200	126,314	(180,382)	(54,068)

DWS Small Cap Index Class A Shares	9,805	(22,425)	(12,620)	15,454	(74,652)	(59,198)

Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-

Fidelity® VIP Contrafund® Initial Class	-	(36,828)	(36,828)	5,263	(25,505)	(20,242)

Fidelity® VIP Government Money Market Initial Class	2,985,911	(2,933,311)	52,600	3,232,441	(3,164,821)	67,620

Fidelity® VIP Growth Initial Class	12,639	(26,847)	(14,208)	31,592	(28,280)	3,312

Fidelity® VIP High Income Initial Class	-	-	-	-	-	-

Fidelity® VIP Mid Cap Initial Class	-	(7,418)	(7,418)	-	(1,499)	(1,499)

First Eagle Overseas Variable	-	-	-	-	-	-

Invesco V.I. American Value Series I Shares	-	-	-	-	-	-

Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-

Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-

Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-

Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-

Invesco V.I. Technology Series I Shares	-	-	-	-	-	-

Janus Henderson - Balanced Institutional Shares	448	(2,068)	(1,620)	231	(6,385)	(6,154)

Janus Henderson - Enterprise Institutional Shares	-	(202)	(202)	-	(11,865)	(11,865)

Janus Henderson - Flexible Bond Institutional Shares	114,462	(127,448)	(12,986)	102,046	(53,890)	48,156

33

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Janus Henderson - Forty Institutional Shares	-	-	-	-	-	-

Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-

Janus Henderson - Mid Cap Value Institutional Shares	-	-	-	-	(38,447)	(38,447)

Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-

Janus Henderson - Research Institutional Shares	-	-	-	-	-	-

MFS® International Growth Initial Class	9,033	(15,045)	(6,012)	170,918	(29,507)	141,411

MFS® International Intrinsic Value Initial Class	32,499	(32,729)	(230)	25,887	(105,192)	(79,305)

MFS® Total Return Bond Initial Class	237,971	(283,777)	(45,806)	239,681	(472,287)	(232,606)

PIMCO All Asset Administrative Class	-	-	-	-	-	-

PIMCO All Asset Institutional Class	-	-	-	-	-	-

PIMCO High Yield Institutional Class	-	-	-	-	-	-

PIMCO International Bond Institutional Class	-	(527)	(527)	-	(632)	(632)

PIMCO Real Return Institutional Class	22,739	(7,871)	14,868	20,771	(60,091)	(39,320)

PIMCO Short-Term Institutional Class	16,947	(4,391)	12,556	68,977	(105,606)	(36,629)

PIMCO Total Return Institutional Class	15,981	(100,247)	(84,266)	22,616	(152,358)	(129,742)

Royce Capital Micro Cap Investment Class	-	(5,605)	(5,605)	-	(1,133)	(1,133)

Royce Capital Small Cap Investment Class	-	-	-	-	-	-

T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-

T. Rowe Price Blue Chip Growth	-	(5,841)	(5,841)	-	(30,540)	(30,540)

T. Rowe Price Equity Income Service Class	12,655	(66,279)	(53,624)	51,047	(53,316)	(2,269)

T. Rowe Price International Stock	216	(2,057)	(1,841)	116	(2,102)	(1,986)

T. Rowe Price Mid-Cap Growth	25,444	(41,225)	(15,781)	19,007	(21,846)	(2,839)

Third Avenue FFI Strategies	-	(6,641)	(6,641)	-	(1,342)	(1,342)

VanEck VIP Global Resources	-	(734)	(734)	-	(880)	(880)

Vanguard® Balanced	244,670	(68,800)	175,870	272,225	(111,312)	160,913

Vanguard® Capital Growth	57,394	(3,333)	54,061	19,930	(24,839)	(4,909)

Vanguard® Conservative Allocation	15,812	(60,514)	(44,702)	192,722	(979,190)	(786,468)

Vanguard® Diversified Value	-	(15,735)	(15,735)	-	(3,816)	(3,816)

34

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)

Vanguard® Equity Income	93,386	(26,525)	66,861	52,234	(109,506)	(57,272)

Vanguard® Equity Index	64,691	(255,122)	(190,431)	94,438	(572,474)	(478,036)

Vanguard® Global Bond Index	-	-	-	-	-	-

Vanguard® Growth	-	-	-	-	(15,494)	(15,494)

Vanguard® High Yield Bond	-	-	-	-	-	-

Vanguard® International	19,843	(47,279)	(27,436)	20,832	(42,482)	(21,650)

Vanguard® Mid-Cap Index	31,889	(129,097)	(97,208)	103,654	(78,968)	24,686

Vanguard® Moderate Allocation	-	-	-	-	(182,505)	(182,505)

Vanguard® Money Market	-	-	-	-	-	-

Vanguard® Real Estate Index	12,506	(21,901)	(9,395)	11,863	(24,104)	(12,241)

Vanguard® Short-Term Investment Grade	-	(755)	(755)	-	(905)	(905)

Vanguard® Small Company Growth	7,323	(21,336)	(14,013)	25,981	(51,976)	(25,995)

Vanguard® Total Bond Market Index	243,432	(180,507)	62,925	193,801	(316,879)	(123,078)

Vanguard® Total International Stock Market Index	152,630	(234,241)	(81,611)	81,777	(298,251)	(216,474)

Vanguard® Total Stock Market Index	25,844	(21,515)	4,329	1,958	(104,973)	(103,015)

35

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

American Funds - Global Small Cap Class 2 Shares	$-	$(4,201)	$(4,201)	$-	$(4,210)	$(4,210)

American Funds - Growth Class 2 Shares	40,358	(207,790)	(167,432)	38,142	(65,914)	(27,772)

American Funds - International Class 2 Shares	95,163	(151,702)	(56,539)	375,211	(379,737)	(4,526)

American Funds - New World Class 2 Shares	-	(5,963)	(5,963)	-	(5,933)	(5,933)

Dimensional VA Global Bond	832	(13,905)	(13,073)	2,005	(19,711)	(17,706)

Dimensional VA International Small	-	-	-	-	-	-

Dimensional VA International Value	-	(1)	(1)	-	(2)	(2)

Dimensional VA Short-Term Fixed	-	-	-	-	-	-

Dimensional VA U.S. Large Value	-	-	-	-	-	-

Dimensional VA U.S. Targeted Value	80,856	(105,737)	(24,881)	31,775	(110,747)	(78,972)

Dimensional VIT Inflation-Protected Securities Institutional Class Shares	352,993	(207,452)	145,541	147,817	(206,229)	(58,412)

DWS Small Cap Index Class A Shares	46,045	(114,235)	(68,190)	64,043	(302,954)	(238,911)

Fidelity® VIP Balanced Initial Class	-	-	-	-	-	-

Fidelity® VIP Contrafund® Initial Class	-	(309,031)	(309,031)	29,331	(148,748)	(119,417)

Fidelity® VIP Government Money Market Initial Class	3,402,685	(3,344,805)	57,880	3,494,812	(3,458,491)	36,321

Fidelity® VIP Growth Initial Class	128,125	(276,880)	(148,755)	208,560	(208,753)	(193)

Fidelity® VIP High Income Initial Class	-	-	-	-	-	-

Fidelity® VIP Mid Cap Initial Class	-	(41,130)	(41,130)	-	(6,828)	(6,828)

First Eagle Overseas Variable	-	(2)	(2)	-	(3)	(3)

Invesco V.I. American Value Series I Shares	-	-	-	-	-	-

Invesco V.I. Diversified Dividend Series I Shares	-	-	-	-	-	-

Invesco V.I. Health Care Series I Shares	-	-	-	-	-	-

Invesco V.I. Main Street Mid Cap Series I Shares	-	-	-	-	-	-

Invesco V.I. Small Cap Equity Series I Shares	-	-	-	-	-	-

Invesco V.I. Technology Series I Shares	-	-	-	-	-	-

Janus Henderson - Balanced Institutional Shares	2,056	(9,493)	(7,437)	897	(25,757)	(24,860)

Janus Henderson - Enterprise Institutional Shares	-	(2,138)	(2,138)	-	(102,159)	(102,159)

Janus Henderson - Flexible Bond Institutional Shares	248,435	(273,835)	(25,400)	212,351	(111,641)	100,710

36

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Janus Henderson - Forty Institutional Shares	$-	$-	$-	$-	$-	$-

Janus Henderson - Global Research Institutional Shares	-	-	-	-	-	-

Janus Henderson - Mid Cap Value Institutional Shares	-	-	-	-	(100,160)	(100,160)

Janus Henderson - Overseas Institutional Shares	-	-	-	-	-	-

Janus Henderson - Research Institutional Shares	-	-	-	-	-	-

MFS® International Growth Initial Class	19,356	(32,193)	(12,837)	324,407	(56,525)	267,882

MFS® International Intrinsic Value Initial Class	75,824	(76,515)	(691)	54,025	(210,944)	(156,919)

MFS® Total Return Bond Initial Class	282,227	(335,450)	(53,223)	267,007	(524,386)	(257,379)

PIMCO All Asset Administrative Class	-	-	-	-	-	-

PIMCO All Asset Institutional Class	-	-	-	-	-	-

PIMCO High Yield Institutional Class	-	(3)	(3)	-	(6)	(6)

PIMCO International Bond Institutional Class	-	(726)	(726)	-	(807)	(807)

PIMCO Real Return Institutional Class	48,250	(16,849)	31,401	42,032	(123,041)	(81,009)

PIMCO Short-Term Institutional Class	27,932	(7,236)	20,696	108,901	(168,186)	(59,285)

PIMCO Total Return Institutional Class	33,482	(213,975)	(180,493)	46,949	(309,921)	(262,972)

Royce Capital Micro Cap Investment Class	-	(22,376)	(22,376)	-	(3,834)	(3,834)

Royce Capital Small Cap Investment Class	-	-	-	-	(1)	(1)

T. Rowe Price All-Cap Opportunities	-	-	-	-	-	-

T. Rowe Price Blue Chip Growth	-	(52,449)	(52,449)	-	(173,727)	(173,727)

T. Rowe Price Equity Income Service Class	62,264	(303,113)	(240,849)	211,256	(225,265)	(14,009)

T. Rowe Price International Stock	687	(6,741)	(6,054)	315	(5,876)	(5,561)

T. Rowe Price Mid-Cap Growth	227,086	(370,167)	(143,081)	137,938	(163,361)	(25,423)

Third Avenue FFI Strategies	-	(19,863)	(19,863)	-	(3,277)	(3,277)

VanEck VIP Global Resources	-	(771)	(771)	-	(893)	(893)

Vanguard® Balanced	1,244,754	(352,964)	891,790	1,200,619	(494,262)	706,357

Vanguard® Capital Growth	551,393	(34,116)	517,277	172,781	(207,697)	(34,916)

Vanguard® Conservative Allocation	27,899	(106,114)	(78,215)	299,935	(1,531,634)	(1,231,699)

Vanguard® Diversified Value	-	(95,870)	(95,870)	-	(19,305)	(19,305)

37

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2024			Year Ended December 31, 2023
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)

Vanguard® Equity Income	$571,306	$(171,142)	$400,164	$277,688	$(595,077)	$(317,389)

Vanguard® Equity Index	456,504	(1,767,969)	(1,311,465)	554,764	(3,224,863)	(2,670,099)

Vanguard® Global Bond Index	-	-	-	-	-	-

Vanguard® Growth	-	-	-	-	(87,568)	(87,568)

Vanguard® High Yield Bond	-	-	-	-	-	-

Vanguard® International	101,734	(254,349)	(152,615)	95,257	(196,175)	(100,918)

Vanguard® Mid-Cap Index	217,492	(905,107)	(687,615)	606,936	(473,996)	132,940

Vanguard® Moderate Allocation	-	-	-	-	(328,808)	(328,808)

Vanguard® Money Market	-	-	-	-	-	-

Vanguard® Real Estate Index	57,400	(111,465)	(54,065)	46,847	(108,107)	(61,260)

Vanguard® Short-Term Investment Grade	-	(1,356)	(1,356)	-	(1,531)	(1,531)

Vanguard® Small Company Growth	44,528	(139,367)	(94,839)	140,252	(272,455)	(132,203)

Vanguard® Total Bond Market Index	445,962	(331,884)	114,078	341,524	(563,751)	(222,227)

Vanguard® Total International Stock Market Index	192,177	(301,424)	(109,247)	94,111	(336,247)	(242,136)

Vanguard® Total Stock Market Index	197,964	(157,696)	40,268	10,790	(583,383)	(572,593)

38

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

American Funds - Global Small Cap Class 2 Shares
12/31/2024	41,984	$3.80	to	$3.80	$159,554	1.06%	-%	to	-%	2.33%	to	2.33%
12/31/2023	43,101	3.71	to	3.71	160,067	0.26	-	to	-	16.17	to	16.17
12/31/2022	44,335	3.20	to	3.20	141,728	-	-	to	-	(29.55)	to	(29.55)
12/31/2021	45,626	4.54	to	4.54	207,044	-	-	to	-	6.74	to	6.74
12/31/2020	46,758	4.25	to	4.25	198,786	0.17	-	to	-	29.72	to	29.72
American Funds - Growth Class 2 Shares
12/31/2024	133,175	10.18	to	10.18	1,355,397	0.33	-	to	-	31.63	to	31.63
12/31/2023	150,539	7.73	to	7.73	1,164,004	0.37	-	to	-	38.48	to	38.48
12/31/2022	155,662	5.58	to	5.58	869,156	0.33	-	to	-	(29.94)	to	(29.94)
12/31/2021	164,905	7.97	to	7.97	1,314,185	0.22	-	to	-	21.99	to	21.99
12/31/2020	171,583	6.53	to	6.53	1,120,928	0.30	-	to	-	52.08	to	52.08
American Funds - International Class 2 Shares
12/31/2024	678,320	2.81	to	2.81	1,904,719	1.19	-	to	-	3.16	to	3.16
12/31/2023	697,178	2.72	to	2.72	1,897,722	1.26	-	to	-	15.84	to	15.84
12/31/2022	698,117	2.35	to	2.35	1,640,379	2.10	-	to	-	(20.79)	to	(20.79)
12/31/2021	395,914	2.97	to	2.97	1,174,386	2.44	-	to	-	(1.50)	to	(1.50)
12/31/2020	417,783	3.01	to	3.01	1,258,070	0.64	-	to	-	13.97	to	13.97
American Funds - New World Class 2 Shares
12/31/2024	53,236	4.13	to	4.13	219,858	1.40	-	to	-	6.56	to	6.56
12/31/2023	54,688	3.88	to	3.88	211,959	1.47	-	to	-	16.00	to	16.00
12/31/2022	56,332	3.34	to	3.34	188,225	1.32	-	to	-	(22.10)	to	(22.10)
12/31/2021	58,657	4.29	to	4.29	251,582	0.92	-	to	-	4.92	to	4.92
12/31/2020	47,395	4.09	to	4.09	193,741	0.08	-	to	-	23.58	to	23.58
Dimensional VA Global Bond
12/31/2024	18,824	1.50	to	1.50	28,291	4.01	-	to	-	5.39	to	5.39
12/31/2023	27,749	1.43	to	1.43	39,575	3.35	-	to	-	5.05	to	5.05
12/31/2022	40,519	1.36	to	1.36	55,006	1.59	-	to	-	(6.33)	to	(6.33)
12/31/2021	42,904	1.45	to	1.45	62,183	0.23	-	to	-	(1.04)	to	(1.04)
12/31/2020	222,631	1.46	to	1.46	326,060	0.03	-	to	-	1.46	to	1.46
Dimensional VA International Small
12/31/2024	-	2.22	to	2.22	-	-	-	to	-	3.82	to	3.82
12/31/2023	-	2.14	to	2.14	-	-	-	to	-	14.11	to	14.11
12/31/2022	-	1.88	to	1.88	-	-	-	to	-	(17.64)	to	(17.64)
12/31/2021	-	2.28	to	2.28	-	-	-	to	-	14.56	to	14.56
12/31/2020	-	1.99	to	1.99	-	-	-	to	-	9.41	to	9.41
Dimensional VA International Value
12/31/2024	-	1.62	to	1.62	-	7.82	-	to	-	6.62	to	6.62
12/31/2023	-	1.52	to	1.52	-	8.99	-	to	-	17.86	to	17.86
12/31/2022	-	1.29	to	1.29	-	-	-	to	-	(3.46)	to	(3.46)
12/31/2021	-	1.34	to	1.34	-	-	-	to	-	18.11	to	18.11
12/31/2020	-	1.13	to	1.13	-	-	-	to	-	(1.76)	to	(1.76)
Dimensional VA Short-Term Fixed
12/31/2024	-	1.26	to	1.26	-	-	-	to	-	5.48	to	5.48
12/31/2023	-	1.19	to	1.19	-	-	-	to	-	4.98	to	4.98
12/31/2022	-	1.14	to	1.14	-	-	-	to	-	(1.16)	to	(1.16)
12/31/2021	-	1.15	to	1.15	-	-	-	to	-	(0.19)	to	(0.19)
12/31/2020	-	1.15	to	1.15	-	-	-	to	-	0.60	to	0.60

39

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

Dimensional VA U.S. Large Value
12/31/2024	-	$3.85	to	$3.85	$-	-%	-%	to	-%	13.38%	to	13.38%
12/31/2023	-	3.40	to	3.40	-	-	-	to	-	10.92	to	10.92
12/31/2022	-	3.06	to	3.06	-	-	-	to	-	(4.88)	to	(4.88)
12/31/2021	-	3.22	to	3.22	-	-	-	to	-	27.04	to	27.04
12/31/2020	-	2.54	to	2.54	-	-	-	to	-	(1.37)	to	(1.37)
Dimensional VA U.S. Targeted Value
12/31/2024	167,374	4.56	to	4.56	762,914	1.41	-	to	-	8.14	to	8.14
12/31/2023	171,448	4.22	to	4.22	722,673	1.60	-	to	-	20.03	to	20.03
12/31/2022	192,232	3.51	to	3.51	675,050	1.34	-	to	-	(4.21)	to	(4.21)
12/31/2021	205,659	3.67	to	3.67	753,966	1.36	-	to	-	39.68	to	39.68
12/31/2020	263,325	2.62	to	2.62	691,133	2.11	-	to	-	3.98	to	3.98
Dimensional VIT Inflation-Protected Securities Institutional Class Shares
12/31/2024	5,003,312	1.20	to	1.20	6,009,893	2.89	-	to	-	1.88	to	1.88
12/31/2023	4,879,112	1.18	to	1.18	5,752,297	3.86	-	to	-	4.02	to	4.02
12/31/2022	4,933,180	1.13	to	1.13	5,591,320	8.37	-	to	-	(12.45)	to	(12.45)
12/31/2021	4,745,372	1.29	to	1.29	6,143,335	4.70	-	to	-	5.58	to	5.58
12/31/2020	4,085,794	1.23	to	1.23	5,009,882	0.81	-	to	-	11.72	to	11.72
DWS Small Cap Index Class A Shares
12/31/2024	214,076	5.18	to	5.18	1,109,158	1.17	-	to	-	11.15	to	11.15
12/31/2023	226,696	4.66	to	4.66	1,056,701	1.06	-	to	-	16.76	to	16.76
12/31/2022	285,894	3.99	to	3.99	1,141,374	0.90	-	to	-	(20.64)	to	(20.64)
12/31/2021	286,637	5.03	to	5.03	1,441,882	0.83	-	to	-	14.50	to	14.50
12/31/2020	327,218	4.39	to	4.39	1,437,541	1.11	-	to	-	19.43	to	19.43
Fidelity® VIP Balanced Initial Class
12/31/2024	-	5.51	to	5.51	-	-	-	to	-	15.92	to	15.92
12/31/2023	-	4.76	to	4.76	-	-	-	to	-	21.53	to	21.53
12/31/2022	-	3.91	to	3.91	-	-	-	to	-	(17.94)	to	(17.94)
12/31/2021	-	4.77	to	4.77	-	-	-	to	-	18.26	to	18.26
12/31/2020	-	4.03	to	4.03	-	1.56	-	to	-	22.39	to	22.39
Fidelity® VIP Contrafund® Initial Class
12/31/2024	159,975	10.08	to	10.08	1,612,101	0.19	-	to	-	33.79	to	33.79
12/31/2023	196,803	7.53	to	7.53	1,482,332	0.50	-	to	-	33.45	to	33.45
12/31/2022	217,045	5.64	to	5.64	1,225,015	0.50	-	to	-	(26.31)	to	(26.31)
12/31/2021	229,596	7.66	to	7.66	1,758,592	0.06	-	to	-	27.83	to	27.83
12/31/2020	238,142	5.99	to	5.99	1,426,882	0.25	-	to	-	30.57	to	30.57
Fidelity® VIP Government Money Market Initial Class
12/31/2024	17,811,445	1.17	to	1.17	20,892,914	4.99	-	to	-	5.10	to	5.10
12/31/2023	17,758,845	1.12	to	1.12	19,819,617	4.78	-	to	-	4.88	to	4.88
12/31/2022	17,691,225	1.06	to	1.06	18,824,596	1.50	-	to	-	1.44	to	1.44
12/31/2021	14,855,076	1.05	to	1.05	15,582,811	0.01	-	to	-	0.01	to	0.01
12/31/2020	16,253,225	1.05	to	1.05	17,048,593	0.30	-	to	-	0.32	to	0.32
Fidelity® VIP Growth Initial Class
12/31/2024	75,916	10.56	to	10.56	801,961	-	-	to	-	30.39	to	30.39
12/31/2023	90,124	8.10	to	8.10	730,159	0.12	-	to	-	36.24	to	36.24
12/31/2022	86,812	5.95	to	5.95	516,253	-	-	to	-	(24.46)	to	(24.46)
12/31/2021	-	7.87	to	7.87	-	-	-	to	-	23.21	to	23.21
12/31/2020	-	6.39	to	6.39	-	-	-	to	-	43.89	to	43.89
Fidelity® VIP High Income Initial Class
12/31/2024	-	3.05	to	3.05	-	-	-	to	-	8.97	to	8.97
12/31/2023	-	2.80	to	2.80	-	-	-	to	-	10.48	to	10.48
12/31/2022	-	2.54	to	2.54	-	-	-	to	-	(11.37)	to	(11.37)
12/31/2021	-	2.86	to	2.86	-	2.22	-	to	-	4.41	to	4.41
12/31/2020	27,076	2.74	to	2.74	74,220	5.05	-	to	-	2.75	to	2.75

40

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

Fidelity® VIP Mid Cap Initial Class
12/31/2024	69,865	$5.86	to	$5.86	$409,295	0.54%	-%	to	-%	17.49%	to	17.49%
12/31/2023	77,283	4.99	to	4.99	385,349	0.61	-	to	-	15.08	to	15.08
12/31/2022	78,782	4.33	to	4.33	341,361	0.51	-	to	-	(14.74)	to	(14.74)
12/31/2021	80,263	5.08	to	5.08	407,920	0.61	-	to	-	25.60	to	25.60
12/31/2020	87,965	4.05	to	4.05	355,935	0.66	-	to	-	18.19	to	18.19
First Eagle Overseas Variable
12/31/2024	-	3.38	to	3.38	-	3.14	-	to	-	6.10	to	6.10
12/31/2023	-	3.18	to	3.18	-	-	-	to	-	10.08	to	10.08
12/31/2022	-	2.89	to	2.89	-	3.67	-	to	-	(8.17)	to	(8.17)
12/31/2021	-	3.15	to	3.15	-	-	-	to	-	4.44	to	4.44
12/31/2020	-	3.01	to	3.01	-	-	-	to	-	6.85	to	6.85
Invesco V.I. American Value Series I Shares
12/31/2024	-	7.29	to	7.29	-	-	-	to	-	30.41	to	30.41
12/31/2023	-	5.59	to	5.59	-	-	-	to	-	15.60	to	15.60
12/31/2022	-	4.83	to	4.83	-	-	-	to	-	(2.61)	to	(2.61)
12/31/2021	-	4.96	to	4.96	-	-	-	to	-	27.95	to	27.95
12/31/2020	-	3.88	to	3.88	-	-	-	to	-	1.12	to	1.12
Invesco V.I. Diversified Dividend Series I Shares
12/31/2024	-	3.44	to	3.44	-	-	-	to	-	13.22	to	13.22
12/31/2023	-	3.04	to	3.04	-	-	-	to	-	9.04	to	9.04
12/31/2022	-	2.79	to	2.79	-	-	-	to	-	(1.68)	to	(1.68)
12/31/2021	-	2.84	to	2.84	-	-	-	to	-	18.89	to	18.89
12/31/2020	-	2.39	to	2.39	-	-	-	to	-	0.14	to	0.14
Invesco V.I. Health Care Series I Shares
12/31/2024	-	4.87	to	4.87	-	-	-	to	-	4.17	to	4.17
12/31/2023	-	4.67	to	4.67	-	-	-	to	-	3.02	to	3.02
12/31/2022	-	4.54	to	4.54	-	-	-	to	-	(13.32)	to	(13.32)
12/31/2021	-	5.23	to	5.23	-	-	-	to	-	12.30	to	12.30
12/31/2020	-	4.66	to	4.66	-	-	-	to	-	14.46	to	14.46
Invesco V.I. Main Street Mid Cap Series I Shares
12/31/2024	-	3.25	to	3.25	-	-	-	to	-	17.07	to	17.07
12/31/2023	-	2.78	to	2.78	-	-	-	to	-	14.47	to	14.47
12/31/2022	-	2.42	to	2.42	-	-	-	to	-	(14.26)	to	(14.26)
12/31/2021	-	2.83	to	2.83	-	-	-	to	-	23.24	to	23.24
12/31/2020	-	2.29	to	2.29	-	-	-	to	-	9.25	to	9.25
Invesco V.I. Small Cap Equity Series I Shares
12/31/2024	-	3.70	to	3.70	-	-	-	to	-	18.09	to	18.09
12/31/2023	-	3.13	to	3.13	-	-	-	to	-	16.57	to	16.57
12/31/2022	-	2.69	to	2.69	-	-	-	to	-	(20.51)	to	(20.51)
12/31/2021	-	3.38	to	3.38	-	-	-	to	-	20.40	to	20.40
12/31/2020	-	2.81	to	2.81	-	-	-	to	-	27.24	to	27.24
Invesco V.I. Technology Series I Shares
12/31/2024	-	7.92	to	7.92	-	-	-	to	-	34.27	to	34.27
12/31/2023	-	5.90	to	5.90	-	-	-	to	-	46.94	to	46.94
12/31/2022	-	4.01	to	4.01	-	-	-	to	-	(39.95)	to	(39.95)
12/31/2021	-	6.68	to	6.68	-	-	-	to	-	14.41	to	14.41
12/31/2020	-	5.84	to	5.84	-	-	-	to	-	46.12	to	46.12
Janus Henderson - Balanced Institutional Shares
12/31/2024	20,439	4.85	to	4.85	99,147	2.07	-	to	-	15.43	to	15.43
12/31/2023	22,059	4.20	to	4.20	92,705	1.92	-	to	-	15.41	to	15.41
12/31/2022	28,213	3.64	to	3.64	102,731	1.21	-	to	-	(16.40)	to	(16.40)
12/31/2021	34,998	4.36	to	4.36	152,443	1.20	-	to	-	17.20	to	17.20
12/31/2020	-	3.72	to	3.72	-	-	-	to	-	14.31	to	14.31

41

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

Janus Henderson - Enterprise Institutional Shares
12/31/2024	6,970	$11.11	to	$11.11	$77,403	0.74%	-%	to	-%	15.61%	to	15.61%
12/31/2023	7,172	9.61	to	9.61	68,894	0.12	-	to	-	18.07	to	18.07
12/31/2022	19,037	8.14	to	8.14	154,881	0.20	-	to	-	(15.94)	to	(15.94)
12/31/2021	20,055	9.68	to	9.68	194,104	0.23	-	to	-	16.83	to	16.83
12/31/2020	35,420	8.28	to	8.28	293,431	0.07	-	to	-	19.47	to	19.47
Janus Henderson - Flexible Bond Institutional Shares
12/31/2024	890,119	2.19	to	2.19	1,949,014	5.04	-	to	-	1.96	to	1.96
12/31/2023	903,105	2.15	to	2.15	1,939,482	4.41	-	to	-	5.50	to	5.50
12/31/2022	854,949	2.04	to	2.04	1,740,295	2.60	-	to	-	(13.66)	to	(13.66)
12/31/2021	824,223	2.36	to	2.36	1,943,160	2.08	-	to	-	(0.90)	to	(0.90)
12/31/2020	712,306	2.38	to	2.38	1,694,542	2.87	-	to	-	10.48	to	10.48
Janus Henderson - Forty Institutional Shares
12/31/2024	-	12.97	to	12.97	-	-	-	to	-	28.47	to	28.47
12/31/2023	-	10.10	to	10.10	-	-	-	to	-	39.96	to	39.96
12/31/2022	-	7.21	to	7.21	-	-	-	to	-	(33.55)	to	(33.55)
12/31/2021	-	10.86	to	10.86	-	-	-	to	-	22.90	to	22.90
12/31/2020	-	8.83	to	8.83	-	-	-	to	-	39.40	to	39.40
Janus Henderson - Global Research Institutional Shares
12/31/2024	-	5.11	to	5.11	-	-	-	to	-	23.58	to	23.58
12/31/2023	-	4.13	to	4.13	-	-	-	to	-	26.78	to	26.78
12/31/2022	-	3.26	to	3.26	-	-	-	to	-	(19.41)	to	(19.41)
12/31/2021	-	4.05	to	4.05	-	-	-	to	-	18.09	to	18.09
12/31/2020	-	3.43	to	3.43	-	-	-	to	-	20.06	to	20.06
Janus Henderson - Mid Cap Value Institutional Shares
12/31/2024	-	3.33	to	3.33	-	-	-	to	-	13.11	to	13.11
12/31/2023	-	2.94	to	2.94	-	-	-	to	-	11.40	to	11.40
12/31/2022	38,447	2.64	to	2.64	101,485	1.32	-	to	-	(5.56)	to	(5.56)
12/31/2021	40,507	2.80	to	2.80	113,221	0.37	-	to	-	19.73	to	19.73
12/31/2020	57,410	2.33	to	2.33	134,025	1.21	-	to	-	(0.92)	to	(0.92)
Janus Henderson - Overseas Institutional Shares
12/31/2024	-	4.40	to	4.40	-	-	-	to	-	5.84	to	5.84
12/31/2023	-	4.16	to	4.16	-	-	-	to	-	10.87	to	10.87
12/31/2022	-	3.75	to	3.75	-	-	-	to	-	(8.60)	to	(8.60)
12/31/2021	-	4.10	to	4.10	-	-	-	to	-	13.58	to	13.58
12/31/2020	-	3.61	to	3.61	-	-	-	to	-	16.30	to	16.30
Janus Henderson - Research Institutional Shares
12/31/2024	-	8.71	to	8.71	-	-	-	to	-	35.31	to	35.31
12/31/2023	-	6.44	to	6.44	-	-	-	to	-	43.17	to	43.17
12/31/2022	-	4.50	to	4.50	-	-	-	to	-	(29.89)	to	(29.89)
12/31/2021	-	6.42	to	6.42	-	-	-	to	-	20.33	to	20.33
12/31/2020	-	5.33	to	5.33	-	-	-	to	-	32.95	to	32.95
MFS® International Growth Initial Class
12/31/2024	135,399	2.17	to	2.17	293,530	0.98	-	to	-	9.00	to	9.00
12/31/2023	141,411	1.99	to	1.99	281,247	-	-	to	-	14.72	to	14.72
12/31/2022	-	1.73	to	1.73	-	-	-	to	-	(14.95)	to	(14.95)
12/31/2021	-	2.04	to	2.04	-	-	-	to	-	9.27	to	9.27
12/31/2020	-	1.87	to	1.87	-	-	-	to	-	15.84	to	15.84
MFS® International Intrinsic Value Initial Class
12/31/2024	347,200	2.35	to	2.35	815,981	1.40	-	to	-	7.25	to	7.25
12/31/2023	347,430	2.19	to	2.19	761,350	0.70	-	to	-	17.65	to	17.65
12/31/2022	426,735	1.86	to	1.86	794,813	0.87	-	to	-	(23.56)	to	(23.56)
12/31/2021	433,232	2.44	to	2.44	1,055,582	0.36	-	to	-	10.55	to	10.55
12/31/2020	428,438	2.20	to	2.20	944,241	0.87	-	to	-	20.52	to	20.52

42

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
		Unit Fair Value					Expense			Total Return***
		Corresponding to				Investment	Ratio**			Corresponding to
		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio

MFS® Total Return Bond Initial Class
12/31/2024	4,353,407	$1.19	to	$1.19	$5,175,656	4.29%	-%	to	-%	2.55%	to	2.55%
12/31/2023	4,399,213	1.16	to	1.16	5,100,148	3.23	-	to	-	7.38	to	7.38
12/31/2022	4,631,819	1.08	to	1.08	5,000,757	2.76	-	to	-	(13.94)	to	(13.94)
12/31/2021	4,896,086	1.25	to	1.25	6,141,993	2.77	-	to	-	(0.81)	to	(0.81)
12/31/2020	4,647,397	1.26	to	1.26	5,877,800	3.67	-	to	-	8.47	to	8.47
PIMCO All Asset Administrative Class
12/31/2024	-	2.85	to	2.85	-	-	-	to	-	3.75	to	3.75
12/31/2023	-	2.75	to	2.75	-	-	-	to	-	8.14	to	8.14
12/31/2022	-	2.54	to	2.54	-	-	-	to	-	(11.84)	to	(11.84)
12/31/2021	-	2.88	to	2.88	-	-	-	to	-	16.23	to	16.23
12/31/2020	-	2.48	to	2.48	-	-	-	to	-	8.01	to	8.01
PIMCO All Asset Institutional Class
12/31/2024	-	2.25	to	2.25	-	-	-	to	-	3.95	to	3.95
12/31/2023	-	2.16	to	2.16	-	-	-	to	-	8.28	to	8.28
12/31/2022	-	2.00	to	2.00	-	-	-	to	-	(11.66)	to	(11.66)
12/31/2021	-	2.26	to	2.26	-	9.26	-	to	-	16.41	to	16.41
12/31/2020	14,376	1.94	to	1.94	27,933	5.11	-	to	-	8.17	to	8.17
PIMCO High Yield Institutional Class
12/31/2024	-	3.32	to	3.32	-	5.77	-	to	-	7.05	to	7.05
12/31/2023	-	3.10	to	3.10	-	6.40	-	to	-	12.38	to	12.38
12/31/2022	-	2.76	to	2.76	-	4.40	-	to	-	(10.15)	to	(10.15)
12/31/2021	-	3.07	to	3.07	-	4.25	-	to	-	3.79	to	3.79
12/31/2020	-	2.96	to	2.96	-	4.66	-	to	-	5.90	to	5.90
PIMCO International Bond Institutional Class
12/31/2024	18,215	1.42	to	1.42	25,907	3.76	-	to	-	5.62	to	5.62
12/31/2023	18,742	1.35	to	1.35	25,239	2.74	-	to	-	9.18	to	9.18
12/31/2022	19,374	1.23	to	1.23	23,897	1.64	-	to	-	(10.02)	to	(10.02)
12/31/2021	20,779	1.37	to	1.37	28,483	1.94	-	to	-	(1.81)	to	(1.81)
12/31/2020	7,629	1.40	to	1.40	10,650	6.11	-	to	-	5.71	to	5.71
PIMCO Real Return Institutional Class
12/31/2024	252,482	2.14	to	2.14	539,942	2.77	-	to	-	2.29	to	2.29
12/31/2023	237,614	2.09	to	2.09	496,794	3.18	-	to	-	3.83	to	3.83
12/31/2022	276,934	2.01	to	2.01	557,671	7.07	-	to	-	(11.77)	to	(11.77)
12/31/2021	353,101	2.28	to	2.28	805,921	5.15	-	to	-	5.74	to	5.74
12/31/2020	337,831	2.16	to	2.16	729,186	1.56	-	to	-	11.88	to	11.88
PIMCO Short-Term Institutional Class
12/31/2024	180,802	1.70	to	1.70	307,797	5.15	-	to	-	6.21	to	6.21
12/31/2023	168,246	1.60	to	1.60	269,672	4.64	-	to	-	6.06	to	6.06
12/31/2022	204,875	1.51	to	1.51	309,611	1.70	-	to	-	(0.00)	to	(0.00)
12/31/2021	295,773	1.51	to	1.51	446,989	1.25	-	to	-	0.09	to	0.09
12/31/2020	276,569	1.51	to	1.51	417,573	1.53	-	to	-	2.40	to	2.40
PIMCO Total Return Institutional Class
12/31/2024	389,217	2.20	to	2.20	854,462	4.19	-	to	-	2.69	to	2.69
12/31/2023	473,483	2.14	to	2.14	1,012,251	3.71	-	to	-	6.09	to	6.09
12/31/2022	603,225	2.02	to	2.02	1,215,584	2.82	-	to	-	(14.17)	to	(14.17)
12/31/2021	498,318	2.35	to	2.35	1,169,976	1.97	-	to	-	(1.12)	to	(1.12)
12/31/2020	560,917	2.37	to	2.37	1,331,845	2.28	-	to	-	8.81	to	8.81
Royce Capital Micro Cap Investment Class
12/31/2024	52,786	4.32	to	4.32	228,048	-	-	to	-	13.67	to	13.67
12/31/2023	58,391	3.80	to	3.80	221,926	-	-	to	-	18.78	to	18.78
12/31/2022	59,524	3.20	to	3.20	190,458	-	-	to	-	(22.43)	to	(22.43)
12/31/2021	60,643	4.13	to	4.13	250,162	-	-	to	-	29.98	to	29.98
12/31/2020	61,626	3.17	to	3.17	195,585	-	-	to	-	23.79	to	23.79

43

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Royce Capital Small Cap Investment Class
12/31/2024	-	$4.91	to	$4.91	$-	-%	-%	to	-%	3.40%	to	3.40%
12/31/2023	-	4.75	to	4.75	-	-	-	to	-	25.93	to	25.93
12/31/2022	-	3.77	to	3.77	-	-	-	to	-	(9.20)	to	(9.20)
12/31/2021	-	4.15	to	4.15	-	-	-	to	-	28.82	to	28.82
12/31/2020	-	3.22	to	3.22	-	-	-	to	-	(7.15)	to	(7.15)
T. Rowe Price All-Cap Opportunities
12/31/2024	-	12.24	to	12.24	-	-	-	to	-	25.16	to	25.16
12/31/2023	-	9.78	to	9.78	-	-	-	to	-	28.96	to	28.96
12/31/2022	-	7.59	to	7.59	-	-	-	to	-	(21.51)	to	(21.51)
12/31/2021	-	9.67	to	9.67	-	-	-	to	-	20.80	to	20.80
12/31/2020	-	8.00	to	8.00	-	-	-	to	-	44.37	to	44.37
T. Rowe Price Blue Chip Growth
12/31/2024	219,482	10.33	to	10.33	2,266,378	-	-	to	-	35.51	to	35.51
12/31/2023	225,323	7.62	to	7.62	1,716,969	-	-	to	-	49.29	to	49.29
12/31/2022	255,863	5.10	to	5.10	1,305,976	-	-	to	-	(38.50)	to	(38.50)
12/31/2021	391,461	8.30	to	8.30	3,249,044	-	-	to	-	17.62	to	17.62
12/31/2020	384,719	7.06	to	7.06	2,714,720	-	-	to	-	34.28	to	34.28
T. Rowe Price Equity Income Service Class
12/31/2024	77,849	5.09	to	5.09	396,066	1.74	-	to	-	11.70	to	11.70
12/31/2023	131,473	4.55	to	4.55	598,816	2.05	-	to	-	9.54	to	9.54
12/31/2022	133,742	4.16	to	4.16	556,094	2.10	-	to	-	(3.34)	to	(3.34)
12/31/2021	112,825	4.30	to	4.30	485,342	1.52	-	to	-	25.55	to	25.55
12/31/2020	210,503	3.43	to	3.43	721,254	2.33	-	to	-	1.18	to	1.18
T. Rowe Price International Stock
12/31/2024	13,650	3.22	to	3.22	43,980	0.93	-	to	-	3.25	to	3.25
12/31/2023	15,491	3.12	to	3.12	48,341	0.99	-	to	-	16.24	to	16.24
12/31/2022	17,477	2.68	to	2.68	46,919	0.78	-	to	-	(15.81)	to	(15.81)
12/31/2021	19,444	3.19	to	3.19	62,005	0.58	-	to	-	1.32	to	1.32
12/31/2020	25,644	3.15	to	3.15	80,711	0.58	-	to	-	14.45	to	14.45
T. Rowe Price Mid-Cap Growth
12/31/2024	267,796	9.01	to	9.01	2,412,725	-	-	to	-	9.32	to	9.32
12/31/2023	283,577	8.24	to	8.24	2,337,129	-	-	to	-	19.96	to	19.96
12/31/2022	286,416	6.87	to	6.87	1,967,784	-	-	to	-	(22.58)	to	(22.58)
12/31/2021	299,345	8.87	to	8.87	2,656,427	-	-	to	-	14.85	to	14.85
12/31/2020	293,567	7.73	to	7.73	2,268,315	-	-	to	-	23.80	to	23.80
Third Avenue FFI Strategies
12/31/2024	62,543	2.64	to	2.64	164,882	2.45	-	to	-	(2.27)	to	(2.27)
12/31/2023	69,184	2.70	to	2.70	186,627	2.38	-	to	-	20.81	to	20.81
12/31/2022	70,526	2.23	to	2.23	157,474	1.50	-	to	-	16.11	to	16.11
12/31/2021	71,851	1.92	to	1.92	138,176	0.70	-	to	-	22.07	to	22.07
12/31/2020	73,017	1.58	to	1.58	115,033	2.70	-	to	-	(2.39)	to	(2.39)
VanEck VIP Global Resources
12/31/2024	25,321	0.99	to	0.99	25,124	2.60	-	to	-	(2.83)	to	(2.83)
12/31/2023	26,055	1.02	to	1.02	26,606	2.82	-	to	-	(3.58)	to	(3.58)
12/31/2022	26,935	1.06	to	1.06	28,527	1.62	-	to	-	8.39	to	8.39
12/31/2021	28,887	0.98	to	0.98	28,226	0.59	-	to	-	18.92	to	18.92
12/31/2020	8,862	0.82	to	0.82	7,281	0.94	-	to	-	19.11	to	19.11
Vanguard® Balanced
12/31/2024	1,391,579	5.52	to	5.52	7,678,801	2.18	-	to	-	14.80	to	14.80
12/31/2023	1,215,709	4.81	to	4.81	5,843,380	1.87	-	to	-	14.33	to	14.33
12/31/2022	1,054,796	4.20	to	4.20	4,434,651	2.09	-	to	-	(14.30)	to	(14.30)
12/31/2021	1,744,941	4.91	to	4.91	8,560,537	1.69	-	to	-	19.02	to	19.02
12/31/2020	1,541,980	4.12	to	4.12	6,356,165	2.73	-	to	-	10.68	to	10.68

44

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Capital Growth
12/31/2024	76,142	$10.47	to	$10.47	$797,460	1.12%	-%	to	-%	13.41%	to	13.41%
12/31/2023	22,081	9.23	to	9.23	203,916	1.01	-	to	-	27.98	to	27.98
12/31/2022	26,990	7.22	to	7.22	194,754	1.07	-	to	-	(15.48)	to	(15.48)
12/31/2021	70,635	8.54	to	8.54	603,067	1.05	-	to	-	21.54	to	21.54
12/31/2020	95,990	7.02	to	7.02	674,289	1.44	-	to	-	17.47	to	17.47
Vanguard® Conservative Allocation
12/31/2024	598,211	1.80	to	1.80	1,075,547	2.77	-	to	-	7.49	to	7.49
12/31/2023	642,913	1.67	to	1.67	1,075,357	3.66	-	to	-	12.51	to	12.51
12/31/2022	1,429,381	1.49	to	1.49	2,125,031	2.18	-	to	-	(14.90)	to	(14.90)
12/31/2021	965,575	1.75	to	1.75	1,686,759	0.08	-	to	-	5.99	to	5.99
12/31/2020	38,136	1.65	to	1.65	62,856	2.34	-	to	-	11.73	to	11.73
Vanguard® Diversified Value
12/31/2024	168,061	6.49	to	6.49	1,090,922	1.63	-	to	-	14.89	to	14.89
12/31/2023	183,796	5.65	to	5.65	1,038,457	1.39	-	to	-	20.13	to	20.13
12/31/2022	187,612	4.70	to	4.70	882,429	1.15	-	to	-	(11.49)	to	(11.49)
12/31/2021	191,428	5.31	to	5.31	1,017,245	1.07	-	to	-	30.47	to	30.47
12/31/2020	194,782	4.07	to	4.07	793,365	3.07	-	to	-	11.78	to	11.78
Vanguard® Equity Income
12/31/2024	492,526	6.72	to	6.72	3,309,749	2.83	-	to	-	15.12	to	15.12
12/31/2023	425,665	5.84	to	5.84	2,484,726	2.80	-	to	-	8.10	to	8.10
12/31/2022	482,937	5.40	to	5.40	2,607,853	2.58	-	to	-	(0.66)	to	(0.66)
12/31/2021	601,211	5.44	to	5.44	3,268,161	2.04	-	to	-	25.33	to	25.33
12/31/2020	686,079	4.34	to	4.34	2,975,817	2.71	-	to	-	3.25	to	3.25
Vanguard® Equity Index
12/31/2024	1,005,321	8.09	to	8.09	8,132,633	1.35	-	to	-	24.84	to	24.84
12/31/2023	1,195,752	6.48	to	6.48	7,748,367	1.52	-	to	-	26.11	to	26.11
12/31/2022	1,673,788	5.14	to	5.14	8,600,126	1.35	-	to	-	(18.23)	to	(18.23)
12/31/2021	1,796,122	6.28	to	6.28	11,286,062	1.28	-	to	-	28.55	to	28.55
12/31/2020	1,842,656	4.89	to	4.89	9,007,036	1.69	-	to	-	18.20	to	18.20
Vanguard® Global Bond Index
12/31/2024	-	1.10	to	1.10	-	-	-	to	-	2.03	to	2.03
12/31/2023	-	1.08	to	1.08	-	-	-	to	-	6.52	to	6.52
12/31/2022	-	1.01	to	1.01	-	-	-	to	-	(13.13)	to	(13.13)
12/31/2021	-	1.16	to	1.16	-	-	-	to	-	(1.84)	to	(1.84)
12/31/2020	-	1.18	to	1.18	-	-	-	to	-	6.67	to	6.67
Vanguard® Growth
12/31/2024	-	9.35	to	9.35	-	-	-	to	-	33.14	to	33.14
12/31/2023	-	7.03	to	7.03	-	1.01	-	to	-	40.13	to	40.13
12/31/2022	15,494	5.01	to	5.01	77,688	-	-	to	-	(33.37)	to	(33.37)
12/31/2021	15,866	7.52	to	7.52	119,385	0.06	-	to	-	17.86	to	17.86
12/31/2020	69,238	6.38	to	6.38	442,035	0.25	-	to	-	43.09	to	43.09
Vanguard® High Yield Bond
12/31/2024	-	3.12	to	3.12	-	-	-	to	-	6.45	to	6.45
12/31/2023	-	2.93	to	2.93	-	-	-	to	-	11.67	to	11.67
12/31/2022	-	2.63	to	2.63	-	-	-	to	-	(9.36)	to	(9.36)
12/31/2021	-	2.90	to	2.90	-	-	-	to	-	3.68	to	3.68
12/31/2020	100,430	2.80	to	2.80	280,706	6.13	-	to	-	5.67	to	5.67
Vanguard® International
12/31/2024	399,323	5.27	to	5.27	2,105,448	1.22	-	to	-	9.01	to	9.01
12/31/2023	426,759	4.84	to	4.84	2,064,093	1.56	-	to	-	14.65	to	14.65
12/31/2022	448,409	4.22	to	4.22	1,891,622	1.34	-	to	-	(30.12)	to	(30.12)
12/31/2021	454,469	6.04	to	6.04	2,743,567	0.31	-	to	-	(1.54)	to	(1.54)
12/31/2020	623,287	6.13	to	6.13	3,821,620	1.18	-	to	-	57.58	to	57.58

45

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31

Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Vanguard® Mid-Cap Index
12/31/2024	488,094	$7.53	to	$7.53	$3,675,375	1.39%	-%	to	-%	15.08%	to	15.08%
12/31/2023	585,302	6.54	to	6.54	3,829,963	1.40	-	to	-	15.83	to	15.83
12/31/2022	560,616	5.65	to	5.65	3,167,074	1.18	-	to	-	(18.82)	to	(18.82)
12/31/2021	777,488	6.96	to	6.96	5,410,537	1.07	-	to	-	24.36	to	24.36
12/31/2020	731,248	5.60	to	5.60	4,092,101	1.50	-	to	-	18.07	to	18.07
Vanguard® Moderate Allocation
12/31/2024	-	2.17	to	2.17	-	-	-	to	-	10.32	to	10.32
12/31/2023	-	1.97	to	1.97	-	8.03	-	to	-	15.55	to	15.55
12/31/2022	182,505	1.70	to	1.70	310,881	2.46	-	to	-	(15.93)	to	(15.93)
12/31/2021	185,508	2.03	to	2.03	375,863	1.42	-	to	-	10.07	to	10.07
12/31/2020	182,122	1.84	to	1.84	335,231	2.74	-	to	-	13.77	to	13.77
Vanguard® Money Market
12/31/2024	-	1.44	to	1.44	-	-	-	to	-	5.19	to	5.19
12/31/2023	-	1.37	to	1.37	-	-	-	to	-	5.05	to	5.05
12/31/2022	-	1.30	to	1.30	-	-	-	to	-	1.53	to	1.53
12/31/2021	-	1.28	to	1.28	-	-	-	to	-	0.01	to	0.01
12/31/2020	-	1.28	to	1.28	-	-	-	to	-	0.52	to	0.52
Vanguard® Real Estate Index
12/31/2024	170,547	4.80	to	4.80	817,841	3.14	-	to	-	4.74	to	4.74
12/31/2023	179,942	4.58	to	4.58	823,816	2.40	-	to	-	11.70	to	11.70
12/31/2022	192,183	4.10	to	4.10	787,713	1.85	-	to	-	(26.30)	to	(26.30)
12/31/2021	177,008	5.56	to	5.56	984,364	2.21	-	to	-	40.21	to	40.21
12/31/2020	226,291	3.97	to	3.97	897,561	3.19	-	to	-	(4.85)	to	(4.85)
Vanguard® Short-Term Investment Grade
12/31/2024	26,055	1.84	to	1.84	47,944	3.62	-	to	-	4.89	to	4.89
12/31/2023	26,810	1.75	to	1.75	47,032	2.10	-	to	-	6.16	to	6.16
12/31/2022	27,715	1.65	to	1.65	45,799	1.67	-	to	-	(5.72)	to	(5.72)
12/31/2021	29,724	1.75	to	1.75	52,101	-	-	to	-	(0.45)	to	(0.45)
12/31/2020	-	1.76	to	1.76	-	-	-	to	-	5.49	to	5.49
Vanguard® Small Company Growth
12/31/2024	319,729	6.60	to	6.60	2,109,475	0.53	-	to	-	11.38	to	11.38
12/31/2023	333,742	5.92	to	5.92	1,976,942	0.42	-	to	-	19.65	to	19.65
12/31/2022	359,737	4.95	to	4.95	1,781,030	0.26	-	to	-	(25.35)	to	(25.35)
12/31/2021	354,347	6.63	to	6.63	2,350,152	0.38	-	to	-	14.22	to	14.22
12/31/2020	372,372	5.81	to	5.81	2,162,290	0.68	-	to	-	23.18	to	23.18
Vanguard® Total Bond Market Index
12/31/2024	1,577,620	1.86	to	1.86	2,937,021	2.74	-	to	-	1.24	to	1.24
12/31/2023	1,514,695	1.84	to	1.84	2,785,248	2.41	-	to	-	5.58	to	5.58
12/31/2022	1,637,773	1.74	to	1.74	2,852,469	2.04	-	to	-	(13.21)	to	(13.21)
12/31/2021	1,879,696	2.01	to	2.01	3,772,267	1.95	-	to	-	(1.72)	to	(1.72)
12/31/2020	1,747,659	2.04	to	2.04	3,568,578	2.22	-	to	-	7.58	to	7.58
Vanguard® Total International Stock Market Index
12/31/2024	2,736,585	1.27	to	1.27	3,480,695	3.05	-	to	-	5.06	to	5.06
12/31/2023	2,818,196	1.21	to	1.21	3,411,984	2.92	-	to	-	15.54	to	15.54
12/31/2022	3,034,670	1.05	to	1.05	3,179,858	3.28	-	to	-	(16.01)	to	(16.01)
12/31/2021	3,010,808	1.25	to	1.25	3,756,395	1.97	-	to	-	8.53	to	8.53
12/31/2020	3,159,098	1.15	to	1.15	3,631,662	2.28	-	to	-	11.18	to	11.18
Vanguard® Total Stock Market Index
12/31/2024	72,899	8.02	to	8.02	584,333	1.19	-	to	-	23.71	to	23.71
12/31/2023	68,570	6.48	to	6.48	444,278	1.40	-	to	-	25.95	to	25.95
12/31/2022	171,585	5.14	to	5.14	882,674	1.40	-	to	-	(19.59)	to	(19.59)
12/31/2021	214,556	6.40	to	6.40	1,372,655	0.93	-	to	-	25.64	to	25.64
12/31/2020	156,531	5.09	to	5.09	797,082	1.54	-	to	-	20.55	to	20.55

46

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

5. Financial Highlights (continued)

(1)	See Footnote 1

*

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**

These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***

These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

47

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

6. Administrative and Mortality and Expense Risk Charges

TLIC deducts a monthly contract charge from the cash value, not to exceed $10, for administrative expenses. An effective annual rate from 0.10% to 2.00% is also deducted monthly from the policy’s cash value in each subaccount of the Separate Account for TLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. Monthly deductions are charged in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TLIC, as long as earnings are credited under the variable life contracts.

48

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (TCI), a wholesaling broker-dealer, is an affiliated entity of TLIC and an indirect wholly owned subsidiary of Aegon Ltd. TCI distributes TLIC’s products through broker-dealers and other financial intermediaries.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

49

Transamerica Life Insurance Company

Transamerica Corporate Separate Account Sixteen

Notes to Financial Statements

December 31, 2024

10. Segment Reporting

Each fund of the Separate Account constitutes a single operating segment and therefore, a single reportable segment because the Chief Operating Decision Maker (CODM) manages the activities of the Separate Account using information of each fund. The Separate Account is engaged in a single line of business as a registered unit investment trust. The Separate Account is a funding vehicle for individual variable annuity contracts with the assets owned by TLIC to support the liabilities of the applicable insurance contracts. The subaccounts have identified the President and Chief Operating Officer as the CODM as the Separate Account does not have employees and is not a separate legal entity.

The CODM uses increase (decrease) in net assets from operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the funds within the Separate Account. The Accounting policies used to measure profit and loss of the segments are the same as those described in the Summary of Significant Accounting Policies (see note 2). The measure of segment assets is reported on the balance sheet as total consolidated assets. Refer to the Statements of Operations and Changes in Net Assets for each fund’s operating segment and related footnotes for significant expenses principle and the existing segment requirements as of December 31, 2024 and for the year ended December 31, 2024 and December 31, 2023.

50